UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:  BlackRock Funds

BlackRock Advantage International Fund

BlackRock Advantage Large Cap Growth Fund

BlackRock Advantage Small Cap Growth Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Energy & Resources Portfolio

BlackRock Health Sciences Opportunities Portfolio

BlackRock High Equity Income Fund

BlackRock International Dividend Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Technology Opportunities Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2019

Date of reporting period: 09/30/2019

Item 1 – Report to Stockholders

SEPTEMBER 30, 2019

2019 Annual Report

BlackRock FundsSM

•	BlackRock All-Cap Energy & Resources Portfolio
•	BlackRock Energy & Resources Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended September 30, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as influential central banks shifted toward accommodative monetary policy, which led to broad-based optimism that a near-term recession could be averted.

After the dust settled, equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted modest negative returns.

Fixed-income securities delivered strong returns with relatively low volatility, as interest rates declined (and bond prices rose). U.S. Treasuries, particularly long-term Treasuries, proved to be an effective ballast for diversified investors. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. Volatility also rose in emerging markets, as the appreciating U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. An economic slowdown in Europe and ongoing uncertainty about Brexit led to negative performance for European equities.

As equity performance faltered and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted to a more patient perspective on the economy in January 2019. The Fed left interest rates unchanged for six months, then reduced interest rates twice thereafter. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in additional rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We continue to expect a slowing expansion with additional room to run. Despite a sharp slowdown in trade and manufacturing across the globe, U.S. consumers continued to spend at a relatively healthy pace, benefitting from the lowest unemployment rate in 50 years and rising wages. However, escalating trade tensions and the resulting disruptions in global supply chains are becoming increasingly unpredictable, as are geopolitical tensions in the Middle East.

We believe U.S. equities remain relatively attractive, but we are shifting to a more cautious stance within emerging markets and Asia ex-Japan equities. For bonds, U.S. Treasuries are likely to continue to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.08%	4.25%
U.S. small cap equities (Russell 2000® Index)	(0.36)	(8.89)
International equities (MSCI Europe, Australasia, Far East Index)	2.57	(1.34)
Emerging market equities (MSCI Emerging Markets Index)	(3.66)	(2.02)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.20	2.39
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.54	15.15
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.42	10.30
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.71	8.19
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.87	6.35
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of September 30, 2019	BlackRock All-Cap Energy & Resources Portfolio

Investment Objective

BlackRock All-Cap Energy & Resources Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

At a meeting held on July 31, 2019, the Board of Trustees of BlackRock FundsSM approved the reorganization of the BlackRock Energy & Resources Portfolio (the “Target Fund”) with and into the Fund. The reorganization is expected to occur during the first quarter of 2020 and is not subject to approval by each Fund’s shareholders. Effective upon the closing of the reorganization, the Fund will change its name to BlackRock Energy Opportunities Fund.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2019, the Fund underperformed its benchmark, the MSCI World Energy Index.

What factors influenced performance?

Energy stocks fell sharply during the annual period, as slowing global growth led to concerns about the demand outlook for crude oil.

The Fund’s industry allocations detracted from relative performance, with the largest adverse effect coming from an underweight position in the energy distribution area.

An underweight position in Chevron Corp., which strongly outperformed the broader energy sector, was a substantial detractor at the individual stock level. The company exceeded earnings expectations for the second quarter of 2019, and it benefited from investors’ preference for larger, more stable companies at a time of weak returns for the sector as a whole.

An overweight position in Concho Resources, Inc. was also among the largest detractors from relative performance. Concho reported stronger-than-expected earnings for the second quarter of 2019, and it announced the sale of one of its assets to fund part of a $1.5 billion stock buyback program. The company guided down on its production outlook, however, raising questions about its operational execution and contributing to a sharp decline in its stock price.

The Fund’s security selection contributed to Fund performance, particularly in the integrated energy industry. Anadarko Petroleum Corp., which was taken over at a premium, was the leading contributor at the individual stock level. Overweight positions in the pipeline operators TransCanada Corp. and Williams Cos., Inc. also gained ground as efforts to relieve bottlenecks in the Permian Basin led to increased investment in infrastructure.

Describe recent portfolio activity.

The Fund reduced its weighting in the exploration and production (“E&P”) and oilfield services industries, and it redeployed the proceeds into larger-cap, globally diversified integrated oil companies and international producers.

Describe portfolio positioning at period end.

The investment adviser emphasized companies that exhibited capital discipline and/or are taking advantage of the emerging upcycle in liquified natural gas.

The Fund was overweight in the E&P subsector at the close of the period and was underweight in the integrated, oil services, refining and marketing, and distribution industries.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security (a)	Percent of Net Assets

Royal Dutch Shell PLC, Class A	13%
Exxon Mobil Corp.	9
BP PLC	9
TOTAL SA	8
ConocoPhillips	5
TC Energy Corp.	4
Williams Cos., Inc.	4
Suncor Energy, Inc.	4
EOG Resources, Inc.	4
Chevron Corp.	4

(a)	Excludes short-term investments.

INDUSTRY ALLOCATION

Industry	Percent of Net Assets

Oil, Gas & Consumable Fuels	95%
Energy Equipment & Services	3
Short-Term Securities	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2019 (continued)	BlackRock All-Cap Energy & Resources Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

(c)	A free float-adjusted market capitalization index that represents the energy segment in global developed market equity performance.

Performance Summary for the Period Ended September 30, 2019

		Average Annual Total Returns(a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(6.85)%	(19.24)%	N/A	(7.61)%	N/A	(1.06)%	N/A
Service	(7.00)	(19.63)	N/A	(8.00)	N/A	(1.46)	N/A
Investor A	(7.03)	(19.61)	(23.83)%	(7.99)	(8.98)%	(1.48)	(2.01)%
Investor C	(7.39)	(20.21)	(21.00)	(8.65)	(8.65)	(2.18)	(2.18)
MSCI World Energy Index	(7.25)	(16.86)	N/A	(4.71)	N/A	1.46	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period(a)	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$931.50	$4.45	$1,000.00	$1,020.73	$4.66	0.91%
Service	1,000.00	930.00	6.49	1,000.00	1,018.61	6.79	1.33
Investor A	1,000.00	929.70	6.49	1,000.00	1,018.62	6.79	1.33
Investor C	1,000.00	926.10	9.99	1,000.00	1,014.97	10.45	2.05

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of September 30, 2019	BlackRock Energy & Resources Portfolio

Investment Objective

BlackRock Energy & Resources Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

At a meeting held on July 31, 2019, the Board of Trustees of BlackRock FundsSM approved the reorganization of the Fund with and into BlackRock All-Cap Energy & Resources Portfolio (the “Acquiring Fund”). The reorganization is expected to occur during the first quarter of 2020 and is not subject to approval by each Fund’s shareholders. Effective upon the closing of the reorganization, the Acquiring Fund will change its name to BlackRock Energy Opportunities Fund.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2019, the Fund outperformed its benchmark, the MSCI World Small and Mid-Cap Energy Index.

What factors influenced performance?

Energy stocks fell sharply during the annual period, as slowing global growth led to concerns about the demand outlook for crude oil.

The Fund’s security selection contributed to relative performance, particularly in the distribution and oil services industries. Anadarko Petroleum Corp., which was taken over at a premium, was the leading contributor at the individual stock level. Overweight positions in the pipeline operators TransCanada Corp. and Williams Cos., Inc. also gained ground, as efforts to relieve bottlenecks in the Permian Basin led to increased investment in infrastructure.

An overweight position in Concho Resources, Inc. was among the largest detractors from relative performance. Concho reported stronger-than-expected earnings for the second quarter of 2019, and it announced the sale of one of its assets to fund part of a $1.5 billion stock buyback program. The company guided down on its production outlook, however, raising questions about its operational execution and contributing to a sharp decline in its stock price.

An overweight position in Encana Corp. was another key detractor from Fund performance, as the market penalized the company for the acquisition of Newfield Exploration Corp.

Describe recent portfolio activity.

The Fund reduced its weighting in the exploration and production (“E&P”) industry, and it redeployed the proceeds into the oil services and distribution subsectors. E&P stocks still made up over half of the total portfolio at the end of September.

Describe portfolio positioning at period end.

The investment adviser emphasized companies that exhibited capital discipline and/or are taking advantage of the emerging upcycle in liquified natural gas.

The Fund was overweight in the E&P and refining & marketing sub-sectors at the close of the period and was underweight in the integrated, oil services, and distribution industries.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security (a)	Percent of Net Assets

Marathon Oil Corp.	6%
Noble Energy, Inc.	6
Galp Energia SGPS SA	5
Cheniere Energy, Inc.	5
Marathon Petroleum Corp.	5
TC Energy Corp.	4
HollyFrontier Corp.	4
Williams Cos., Inc.	4
Kosmos Energy Ltd.	4
Cabot Oil & Gas Corp.	4

(a)	Excludes short-term investments.

INDUSTRY ALLOCATION

Industry	Percent of Net Assets

Oil, Gas & Consumable Fuels	84%
Energy Equipment & Services	14
Short-Term Securities	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

6	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2019 (continued)	BlackRock Energy & Resources Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

(c)

An index comprised of the energy sector constituents of the MSCI World SMID Index, a free float-adjusted market capitalization weighted index designed to measure the equity market performance of the mid and small cap developed market.

Performance Summary for the Period Ended September 30, 2019

		Average Annual Total Returns(a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(13.70)%	(30.36)%	N/A	(15.86)%	N/A	(6.40)%	N/A
Investor A	(13.82)	(30.55)	(34.20)%	(16.11)	(17.01)%	(6.70)	(7.20)%
Investor C	(14.14)	(31.05)	(31.74)	(16.71)	(16.71)	(7.38)	(7.38)
MSCI World Small and Mid-Cap Energy Index	(18.63)	(36.52)	N/A	(16.02)	N/A	(4.84)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period(a)	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$863.00	$4.77	$1,000.00	$1,020.22	$5.17	1.01%
Investor A	1,000.00	861.80	6.23	1,000.00	1,018.65	6.75	1.32
Investor C	1,000.00	858.60	9.61	1,000.00	1,015.00	10.42	2.04

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

F U N D S U M M A R Y	7

About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Service Shares (available only in BlackRock All-Cap Energy & Resources Portfolio) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Funds adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waivers may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2019 and held through September 30, 2019), are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

8	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments September 30, 2019	BlackRock All-Cap Energy & Resources Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 97.9%

Energy Equipment & Services — 2.8%
Baker Hughes a GE Co.	62,006	$1,438,539
Schlumberger Ltd.	11,460	391,588

		1,830,127

Oil, Gas & Consumable Fuels — 95.1%
BP PLC	909,062	5,755,027
Cairn Energy PLC(a)	293,412	691,053
Canadian Natural Resources Ltd.	62,258	1,656,485
Chevron Corp.	21,167	2,510,406
CNOOC Ltd.	829,000	1,269,307
Concho Resources, Inc.	17,908	1,215,953
ConocoPhillips	62,990	3,589,170
Enbridge, Inc.	29,000	1,017,851
Eni SpA	122,410	1,871,015
EOG Resources, Inc.	34,008	2,524,074
EQUINOR ASA	69,640	1,319,134
Exxon Mobil Corp.	87,152	6,153,803
Galp Energia SGPS SA	47,683	717,114
Hess Corp.	11,250	680,400
Kosmos Energy Ltd.	166,802	1,040,844
Lundin Petroleum AB	17,150	514,133
Marathon Petroleum Corp.	39,402	2,393,672
Noble Energy, Inc.	44,991	1,010,498
Oil Search Ltd.	175,287	865,348
Petroleo Brasileiro SA — ADR	26,150	378,391

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Pioneer Natural Resources Co.	10,968	$1,379,445
Royal Dutch Shell PLC, Class A	296,358	8,691,530
Suncor Energy, Inc.	84,040	2,650,890
TC Energy Corp.	53,999	2,796,038
TOTAL SA	105,836	5,510,555
Valero Energy Corp.	23,414	1,995,809
Williams Cos., Inc.	112,549	2,707,929

		62,905,874

Total Common Stocks — 97.9% (Cost: $61,522,502)		64,736,001

Total Long-Term Investments — 97.9% (Cost: $61,522,502)		64,736,001

Short-Term Securities — 2.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.87%(b)(c)	1,409,004	1,409,004

Total Short-Term Securities — 2.1% (Cost: $1,409,004)		1,409,004

Total Investments — 100.0% (Cost: $62,931,506)		66,145,005

Other Assets Less Liabilities — 0.0%		12,705

Net Assets — 100.0%		$66,157,710

(a)	Non-income producing security.
(b)	Annualized 7-day yield as of period end.
(c)

During the year ended September 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/18	Net Activity	Shares Held at 09/30/19	Value at 09/30/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,325,434	83,570	1,409,004	$1,409,004	$27,401		$—	$—
SL Liquidity Series, LLC, Money Market Series	—	—	—	—	192	(b)	5	—

				$1,409,004	$27,593		$5	$—

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended September 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	$—	$—	$—	$327	$—	$—	$327

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$—	(a)

(a)	Derivative not held at quarter-end. The amount shown in the Statements of Operations reflects the results of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E S O F I N V E S T M E N T S	9

Schedule of Investments (continued) September 30, 2019	BlackRock All-Cap Energy & Resources Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Energy Equipment & Services	$1,830,127	$—	$—	$1,830,127
Oil, Gas & Consumable Fuels	35,701,658	27,204,216	—	62,905,874
Short-Term Securities	1,409,004	—	—	1,409,004

	$38,940,789	$27,204,216	$—	$66,145,005

See notes to financial statements.

10	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments September 30, 2019	BlackRock Energy & Resources Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.3%

Energy Equipment & Services — 14.5%
Baker Hughes a GE Co.	117,045	$2,715,444
Halliburton Co.	79,648	1,501,365
Patterson-UTI Energy, Inc.	227,962	1,949,075
Poseidon Concepts Corp.(a)	35,081	4
Precision Drilling Corp.(a)	329,121	377,600
TechnipFMC PLC	132,337	3,194,615
Tenaris SA	229,128	2,430,233

		12,168,336

Oil, Gas & Consumable Fuels — 83.8%
Cabot Oil & Gas Corp.	190,197	3,341,761
Cairn Energy PLC(a)	1,245,015	2,932,298
Cheniere Energy, Inc.(a)	67,360	4,247,722
Cimarex Energy Co.	55,235	2,647,966
Concho Resources, Inc.	36,098	2,451,054
Devon Energy Corp.	59,563	1,433,086
Diamondback Energy, Inc.	18,116	1,628,810
Encana Corp.	286,072	1,310,682
EOG Resources, Inc.	38,262	2,839,806
EQT Corp.	125,393	1,334,182
Equitrans Midstream Corp.	84,369	1,227,569
Galp Energia SGPS SA	284,879	4,284,352
Hess Corp.	33,184	2,006,968
HollyFrontier Corp.	64,909	3,481,719
Kosmos Energy Ltd.	540,880	3,375,091
Longview Energy Co. (Acquired 8/13/04, cost $1,281,000)(b)(c)	85,400	125,538

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Lundin Petroleum AB	98,240	$2,945,100
Marathon Oil Corp.	381,188	4,677,177
Marathon Petroleum Corp.	63,429	3,853,312
Noble Energy, Inc.	206,700	4,642,482
Oil Search Ltd.	520,468	2,569,418
Pioneer Natural Resources Co.	23,146	2,911,072
TC Energy Corp.	69,874	3,618,037
Valero Energy Corp.	38,436	3,276,285
Williams Cos., Inc.	143,340	3,448,760

		70,610,247

Total Long-Term Investments — 98.3% (Cost: $91,761,642)		82,778,583

Short-Term Securities — 2.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.87%(d)(e)	1,726,601	1,726,601

Total Short-Term Securities — 2.0% (Cost: $1,726,601)		1,726,601

Total Investments — 100.3% (Cost: $93,488,243)		84,505,184

Liabilities in Excess of Other Assets — (0.3)%		(258,572)

Net Assets — 100.0%		$84,246,612

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $125,538, representing 0.1% of its net assets as of period end, and an original cost of $1,281,000.

(d)	Annualized 7-day yield as of period end.
(e)

During the year ended September 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/18	Net Activity	Shares Held at 09/30/19	Value at 09/30/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Liquidity Funds, T-Fund, Institutional Class	1,009,593	717,008	1,726,601	$1,726,601	$42,372		$—	$—
SL Liquidity Series, LLC, Money Market Series	6,567,316	(6,567,316)	—	—	572	(b)	211	(101)

				$1,726,601	$42,944		$211	$(101)

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended September 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Forward foreign currency exchange contracts	$—	$—	$—	$(295)	$—	$—	$(295)

S C H E D U L E S O F I N V E S T M E N T S	11

Schedule of Investments (continued) September 30, 2019	BlackRock Energy & Resources Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$—	(a)

(a)	Derivative not held at quarter-end. The amount shown in the Statements of Operations reflects the results of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Energy Equipment & Services	$9,738,099	$2,430,237	$—	$12,168,336
Oil, Gas & Consumable Fuels	57,753,541	12,731,168	125,538	70,610,247
Short-Term Securities	1,726,601	—	—	1,726,601

	$69,218,241	$15,161,405	$125,538	$84,505,184

See notes to financial statements.

12	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

September 30, 2019

	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Energy & Resources Portfolio

ASSETS
Investments at value — unaffiliated(a)	$64,736,001	$82,778,583
Investments at value — affiliated(b)	1,409,004	1,726,601
Cash	—	25
Foreign currency at value(c)	—	5,654
Receivables:
Capital shares sold	169,748	11,707
Dividends — affiliated	3,521	4,135
Dividends — unaffiliated	142,367	65,926
Securities lending income — affiliated	—	2
From the Manager	2,074	8,525
Prepaid expenses	19,306	19,592

Total assets	66,482,021	84,620,750

LIABILITIES
Payables:
Investments purchased	15,207	—
Administration fees	2,545	2,988
Capital shares redeemed	122,461	104,177
Investment advisory fees	22,997	53,705
Trustees’ and Officer’s fees	2,496	2,873
Other accrued expenses	19,007	18,442
Other affiliates	3,264	7,124
Printing fees	11,156	16,943
Professional fees	69,184	79,259
Reorganization expenses	3,067	3,067
Service and distribution fees	14,519	22,436
Transfer agent fees	38,408	63,124

Total liabilities	324,311	374,138

NET ASSETS	$66,157,710	$84,246,612

NET ASSETS CONSIST OF
Paid-in capital	$100,383,665	$347,752,025
Accumulated loss	(34,225,955)	(263,505,413)

NET ASSETS	$66,157,710	$84,246,612

(a) Investments at cost — unaffiliated	$61,522,502	$91,761,642
(b) Investments at cost — affiliated	$1,409,004	$1,726,601
(c) Foreign currency at cost	—	$5,660

F I N A N C I A L S T A T E M E N T S	13

Statements of Assets and Liabilities  (continued)

September 30, 2019

	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Energy & Resources Portfolio

NET ASSET VALUE

Institutional
Net assets	$23,579,134	$9,538,363

Shares outstanding(a)	2,441,096	608,171

Net asset value	$9.66	$15.68

Service
Net assets	$450,716	—

Shares outstanding(a)	47,731	—

Net asset value	$9.44	—

Investor A
Net assets	$34,573,539	$66,476,669

Shares outstanding(a)	3,681,332	4,958,102

Net asset value	$9.39	$13.41

Investor C
Net assets	$7,554,321	$8,231,580

Shares outstanding(a)	836,494	880,665

Net asset value	$9.03	$9.35

(a)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

14	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended September 30, 2019

	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Energy & Resources Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$2,751,264	$2,250,837
Dividends — affiliated	27,401	42,372
Interest — Unaffiliated	2	50
Securities lending income — affiliated — net	192	572
Foreign taxes withheld	(199,626)	(75,958)

Total investment income	2,579,233	2,217,873

EXPENSES
Investment advisory	516,031	787,244
Service and distribution — class specific	202,196	312,560
Transfer agent — class specific	137,924	267,115
Professional	70,475	95,205
Registration	65,025	65,762
Accounting services	40,058	42,083
Printing	29,681	35,841
Administration	29,241	44,610
Custodian	15,536	4,496
Administration — class specific	13,766	21,027
Trustees and Officer	11,396	12,221
Board realignment and consolidation	5,474	7,576
Reorganization	3,067	3,067
Recoupment of past waived and/or reimbursed fees — class specific	156	—
Miscellaneous	5,688	10,063

Total expenses	1,145,714	1,708,870
Less:
Administration fees waived — class specific	(13,384)	(21,027)
Transfer agent fees waived and/or reimbursed — class specific	(58,425)	(208,603)
Fees waived and/or reimbursed by the Manager	(162,379)	(48,525)

Total expenses after fees waived and/or reimbursed	911,526	1,430,715

Net investment income	1,667,707	787,158

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,067,030)	(5,078,815)
Investments — affiliated	5	211
Forward foreign currency exchange contracts	327	(295)
Foreign currency transactions	(165)	(4,549)

	(2,066,863)	(5,083,448)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(15,752,600)	(38,592,351)
Investments — affiliated	—	(101)
Foreign currency translations	(1,278)	(957)

	(15,753,878)	(38,593,409)

Realized and unrealized loss	(17,820,741)	(43,676,857)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(16,153,034)	$(42,889,699)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	15

Statements of Changes in Net Assets

	BlackRock All-Cap Energy & Resources Portfolio		BlackRock Energy & Resources Portfolio
	Year Ended September 30,		Year Ended September 30,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$1,667,707	$1,240,184	$787,158	$(96,036)
Net realized gain (loss)	(2,066,863)	4,631,867	(5,083,448)	(9,128,654)
Net change in unrealized appreciation (depreciation)	(15,753,878)	4,804,889	(38,593,409)	27,889,742

Net increase (decrease) in net assets resulting from operations	(16,153,034)	10,676,940	(42,889,699)	18,665,052

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(495,974)	(495,032)	(68,700)	(576,362)
Service	(12,604)	(15,288)	—	—
Investor A	(998,577)	(1,116,732)	(253,877)	(1,490,046)
Investor C	(71,490)	(477,396)	—	(234,733)

Decrease in net assets resulting from distributions to shareholders	(1,578,645)	(2,104,448)	(322,577)	(2,301,141)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(2,487,880)	(9,313,635)	(29,011,179)	(51,254,631)

NET ASSETS(b)
Total decrease in net assets	(20,219,559)	(741,143)	(72,223,455)	(34,890,720)
Beginning of year	86,377,269	87,118,412	156,470,067	191,360,787

End of year	$66,157,710	$86,377,269	$84,246,612	$156,470,067

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

16	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock All-Cap Energy & Resources Portfolio
	Institutional
	Year Ended September 30,
	2019	2018	2017		2016	2015

Net asset value, beginning of year	$12.34	$11.13	$11.06		$9.91	$16.26

Net investment income(a)	0.29	0.23	0.31	(b)	0.22	0.23
Net realized and unrealized gain (loss)	(2.66)	1.30	0.04		1.17	(6.34)

Net increase (decrease) from investment operations	(2.37)	1.53	0.35		1.39	(6.11)

Distributions from net investment income(c)	(0.31)	(0.32)	(0.28)		(0.24)	(0.24)

Net asset value, end of year	$9.66	$12.34	$11.13		$11.06	$9.91

Total Return(d)
Based on net asset value	(19.24)%	14.08%	2.98%		14.33%	(37.94)%

Ratios to Average Net Assets
Total expenses	1.30%	1.29%	1.25%		1.18%	1.11	%(e)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.91%	0.92%	0.91%		0.95%	0.96%

Net investment income	2.91%	1.97%	2.89	%(b)	2.16%	1.75%

Supplemental Data
Net assets, end of year (000)	$23,579	$22,255	$18,703		$25,123	$20,753

Portfolio turnover rate	37%	37%	14%		66%	51%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	17

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock All-Cap Energy & Resources Portfolio (continued)

	Service

	Year Ended September 30,
	2019		2018	2017		2016	2015

Net asset value, beginning of year	$12.05		$10.88	$10.81		$9.65	$15.81

Net investment income(a)	0.23		0.17	0.25	(b)	0.17	0.17
Net realized and unrealized gain (loss)	(2.59)		1.28	0.04		1.14	(6.16)

Net increase (decrease) from investment operations	(2.36)		1.45	0.29		1.31	(5.99)

Distributions from net investment income(c)	(0.25)		(0.28)	(0.22)		(0.15)	(0.17)

Net asset value, end of year	$9.44		$12.05	$10.88		$10.81	$9.65

Total Return(d)
Based on net asset value	(19.63)%		13.63%	2.58%		13.77%	(38.17)%

Ratios to Average Net Assets
Total expenses	1.57	%(e)	1.55%	1.50%		1.51%	1.41%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.33%		1.34%	1.33%		1.36%	1.38%

Net investment income	2.34%		1.51%	2.35	%(b)	1.67%	1.33%

Supplemental Data
Net assets, end of year (000)	$451		$599	$628		$787	$1,025

Portfolio turnover rate	37%		37%	14%		66%	51%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Expense ratios	1.55%	N/A	N/A	N/A	N/A

See notes to financial statements.

18	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock All-Cap Energy & Resources Portfolio (continued)
	Investor A
	Year Ended September 30,
	2019	2018	2017		2016	2015

Net asset value, beginning of year	$11.99	$10.83	$10.76		$9.63	$15.77

Net investment income(a)	0.24	0.17	0.26	(b)	0.17	0.17
Net realized and unrealized gain (loss)	(2.59)	1.27	0.03		1.14	(6.15)

Net increase (decrease) from investment operations	(2.35)	1.44	0.29		1.31	(5.98)

Distributions from net investment income(c)	(0.25)	(0.28)	(0.22)		(0.18)	(0.16)

Net asset value, end of year	$9.39	$11.99	$10.83		$10.76	$9.63

Total Return(d)
Based on net asset value	(19.61)%	13.59%	2.57%		13.88%	(38.17)%

Ratios to Average Net Assets
Total expenses	1.66%	1.65%	1.60%		1.55%	1.48	%(e)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.33%	1.34%	1.33%		1.36%	1.38%

Net investment income	2.44%	1.52%	2.42	%(b)	1.72%	1.33%

Supplemental Data
Net assets, end of year (000)	$34,574	$41,644	$43,765		$59,065	$51,005

Portfolio turnover rate	37%	37%	14%		66%	51%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock All-Cap Energy & Resources Portfolio (continued)

	Investor C

	Year Ended September 30,
	2019		2018	2017		2016		2015

Net asset value, beginning of year	$11.39		$10.30	$10.23		$9.14		$14.94

Net investment income(a)	0.14		0.09	0.17	(b)	0.09		0.07
Net realized and unrealized gain (loss)	(2.44)		1.22	0.03		1.08		(5.82)

Net increase (decrease) from investment operations	(2.30)		1.31	0.20		1.17		(5.75)

Distributions from net investment income(c)	(0.06)		(0.22)	(0.13)		(0.08)		(0.05)

Net asset value, end of year	$9.03		$11.39	$10.30		$10.23		$9.14

Total Return(d)
Based on net asset value	(20.21)%		12.90%	1.84%		12.91%		(38.60)%

Ratios to Average Net Assets
Total expenses	2.35	%(e)	2.36%	2.32%		2.28	%(e)	2.18%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.05%		2.06%	2.05%		2.09%		2.10%

Net investment income	1.48%		0.80%	1.66	%(b)	1.00%		0.61%

Supplemental Data
Net assets, end of year (000)	$7,554		$21,878	$23,996		$31,847		$32,693

Portfolio turnover rate	37%		37%	14%		66%		51%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Expense ratios	2.35%	N/A	N/A	2.27%	N/A

See notes to financial statements.

20	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Energy & Resources Portfolio

	Institutional

	Year Ended September 30,
	2019	2018	2017		2016		2015

Net asset value, beginning of year	$22.63	$20.42	$22.15		$19.44		$37.89

Net investment income(a)	0.19	0.06	0.23	(b)	0.07		0.03
Net realized and unrealized gain (loss)	(7.05)	2.44	(1.96)		2.64		(18.48)

Net increase (decrease) from investment operations	(6.86)	2.50	(1.73)		2.71		(18.45)

Distributions from net investment income(c)	(0.09)	(0.29)	—		—		—

Net asset value, end of year	$15.68	$22.63	$20.42		$22.15		$19.44

Total Return(d)
Based on net asset value	(30.36)%	12.40%	(7.81)%		13.94%		(48.69)%

Ratios to Average Net Assets
Total expenses	1.24%	1.08%	1.04	%(e)	1.10	%(e)	1.11	%(e)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.01%	1.02%	1.02%		1.05%		1.07%

Net investment income	1.09%	0.28%	1.14	%(b)	0.35%		0.12%

Supplemental Data
Net assets, end of year (000)	$9,538	$24,508	$45,734		$74,778		$65,091

Portfolio turnover rate	29%	26%	12%		44%		55%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.16 per share and 0.90%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Expense ratios	N/A	N/A	1.01%	1.06%	1.10%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	21

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Energy & Resources Portfolio (continued)
	Investor A
	Year Ended September 30,
	2019	2018		2017		2016		2015

Net asset value, beginning of year	$19.37	$17.51		$19.05		$16.77		$32.79

Net investment income (loss)(a)	0.12	(0.00	)(b)	0.15	(c)	0.01		(0.04)
Net realized and unrealized gain (loss)	(6.03)	2.09		(1.69)		2.27		(15.98)

Net increase (decrease) from investment operations	(5.91)	2.09		(1.54)		2.28		(16.02)

Distributions from net investment income(d)	(0.05)	(0.23)		—		—		—

Net asset value, end of year	$13.41	$19.37		$17.51		$19.05		$16.77

Total Return(e)
Based on net asset value	(30.55)%	12.05%		(8.09)%		13.60%		(48.86)%

Ratios to Average Net Assets
Total expenses	1.59%	1.48%		1.45%		1.43	%(f)	1.39	%(f)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.32%	1.33%		1.33%		1.36%		1.37%

Net investment income (loss)	0.81%	(0.01)%		0.84	%(c)	0.04%		(0.16)%

Supplemental Data
Net assets, end of year (000)	$66,477	$111,263		$120,881		$165,504		$150,863

Portfolio turnover rate	29%	26%		12%		44%		55%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.16 per share and 0.90%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

22	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Energy & Resources Portfolio (continued)
	Investor C
	Year Ended September 30,
	2019	2018	2017		2016		2015

Net asset value, beginning of year	$13.56	$12.31	$13.49		$11.96		$23.56

Net investment income (loss)(a)	—	(0.09)	0.01	(b)	(0.08)		(0.15)
Net realized and unrealized gain (loss)	(4.21)	1.46	(1.19)		1.61		(11.45)

Net increase (decrease) from investment operations	(4.21)	1.37	(1.18)		1.53		(11.60)

Distributions from net investment income(c)	—	(0.12)	—		—		—

Net asset value, end of year	$9.35	$13.56	$12.31		$13.49		$11.96

Total Return(d)
Based on net asset value	(31.05)%	11.26%	(8.75)%		12.79%		(49.24)%

Ratios to Average Net Assets
Total expenses	2.33%	2.25%	2.22	%(e)	2.22	%(e)	2.13	%(e)

Total expenses after fees waived and/or reimbursed and paid indirectly	2.04%	2.05%	2.05%		2.08%		2.09%

Net investment income (loss)	(0.03)%	(0.74)%	0.08	%(b)	(0.68)%		(0.88)%

Supplemental Data
Net assets, end of year (000)	$8,232	$20,698	$24,727		$38,086		$37,967

Portfolio turnover rate	29%	26%	12%		44%		55%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.16 per share and 0.90%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	23

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock All-Cap Energy & Resources Portfolio	All-Cap Energy & Resources	Non-diversified
BlackRock Energy & Resources Portfolio	Energy & Resources	Non-diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Service Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a 1.00% CDSC if redeemed within one year of purchase. Service, Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Funds adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Service Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by the BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Reorganization: At a meeting held on July 31, 2019, the Board of Trustees of the Trust approved the reorganization of Energy & Resources with and into All-Cap Energy & Resources (the “Acquiring Fund”). The reorganization is expected to occur during the first quarter of 2020 and is not subject to approval by each Fund’s shareholders. Effective upon the closing of the reorganization, the Acquiring Fund will change its name to BlackRock Energy Opportunities Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, are recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

24	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of each Fund’s net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements  (continued)

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

26	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 Billion	0.750%
$1 Billion — $2 Billion	0.700
$2 Billion — $3 Billion	0.675
Greater than $3 Billion	0.650

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of each Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor C

Service Fee	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended September 30, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor C	Total

All-Cap Energy & Resources	$1,371	$92,746	$108,079	$202,196
Energy & Resources	—	199,022	113,538	312,560

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements  (continued)

Average Daily Net Assets	Administration Fee

First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended September 30, 2019, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor C	Total

All-Cap Energy & Resources	$4,014	$111	$ 7,463	$2,178	$13,766
Energy & Resources	2,633	—	16,099	2,295	21,027

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2019, Energy and Resources Fund paid $1 to affiliates of BlackRock in return for these services to A Shares, which are included in transfer agent — class specific in the Statements of Operations.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended September 30, 2019, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Total

All-Cap Energy & Resources	$754	$—	$ 8,524	$1,330	$10,608
Energy & Resources	873	—	19,559	2,304	22,736

For the year ended September 30, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor C	Total

All-Cap Energy & Resources	$26,994	$717	$ 90,419	$19,794	$137,924
Energy & Resources	21,386	—	214,912	30,817	267,115

Other Fees: For the year ended September 30, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

All-Cap Energy & Resources	$4,500
Energy & Resources	2,362

For the year ended September 30, 2019, affiliates received CDSCs as follows:

	Investor A	Investor C

All-Cap Energy & Resources	$179	$1,487
Energy & Resources	20	1,248

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitations described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended September 30, 2019, the amounts waived were as follows:

All-Cap Energy & Resources	$887
Energy & Resources	1,369

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2020 (for Energy & Resources) and January 31, 2021 (for All-Cap Energy & Resources). The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees who are not “interested persons” of a Fund, as defined in the 1940 Act, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended September 30, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

With respect to each Fund, the Manager agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s

28	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

	All-Cap Energy & Resources	Energy & Resources

	Contractual (a)	Contractual (a)	Voluntary (b)

Institutional	0.91%	1.07%	1.01%
Service	1.32	N/A	N/A
Investor A	1.32	1.38	1.32
Investor C	2.04	2.10	2.04

(a)

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to January 31, 2021 for All-Cap Energy & Resources and January 31, 2020 for Energy & Resources unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund.

(b)	The voluntary waiver or reimbursement may be reduced or discontinued at any time without notice.

Prior to August 1, 2019, with respect to All-Cap Energy & Resources, the expense limitations as a percentage of average daily net assets were as follows:

	All-Cap Energy & Resources

	Contractual	Voluntary
Institutional	0.96%	0.91%
Service	1.38	1.33
Investor A	1.38	1.33
Investor C	2.10	2.05

These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended September 30, 2019, the amounts waived and/or reimbursed were as follows:

All-Cap Energy & Resources	$159,138
Energy & Resources	42,700

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager, administration fees waived — class specific, transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended September 30, 2019, class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor C	Total

All-Cap Energy & Resources	$4,014	$10	$ 7,330	$2,030	$13,384
Energy & Resources	2,633	—	16,099	2,295	21,027

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Service	Investor A	Investor C	Total

All-Cap Energy & Resources	$26,994	—	$ 27,274	$4,157	$ 58,425
Energy & Resources	20,865	—	161,910	25,828	208,603

The Funds have incurred expenses in connection with the realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended September 30, 2019, the amounts reimbursed were as follows:

All-Cap Energy & Resources	$2,354
Energy & Resources	4,456

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

  (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

  (2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

For the year ended September 30, 2019, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by All-Cap Energy & Resources:

	Institutional	Service	Investor A	Investor C	Total

All-Cap Energy & Resources	$—	$128	$—	$28	$156

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements  (continued)

On September 30, 2019, the fund level and class specific waivers and/or reimbursement subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,

	2020	2021

All-Cap Energy & Resources
Fund Level	$119,328	$130,078
Institutional	36,805	31,008
Service	101	10
Investor A	52,873	34,604
Investor C	23,763	6,188
Energy & Resources
Institutional	—	20,970
Investor A	96,778	162,472
Investor C	30,330	25,908

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2019:

All-Cap Energy & Resources
Fund Level	$110,869
Institutional	41,594
Service	—
Investor A	59,801
Investor C	31,258
Energy & Resources
Investor A	91,305
Investor C	32,957

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement for Energy & Resources, the Fund retains 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Energy & Resources, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2019, Energy & Resources retained 71.5% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 65% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across a complex of open-end funds referred to as the Equity-Liquidity Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 75% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Pursuant to the current securities lending agreement for All-Cap Energy & Resources, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, All-Cap Energy & Resources, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2019, All-Cap Energy & Resources retained 80% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across a complex of open-end funds referred to as the Equity-Liquidity Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 85% of securities lending income (which excluded collateral investment expenses), and the amount

30	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended September 30, 2019, each Fund paid BIM the following amounts for securities lending agent services:

All-Cap Energy & Resources	$35
Energy & Resources	172

Trustees and Officers: Certain trustees and/or officers of the Trusts are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended September 30, 2019, purchases and sales of investments, excluding short-term securities, were as follows:

	All-Cap Energy & Resources	Energy & Resources

Purchases	$25,547,710	$33,000,515
Sales	29,058,684	62,903,986

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of September 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

		All-Cap Energy & Resources	Energy & Resources

Ordinary income	09/30/19	$1,578,645	$322,577
	09/30/18	2,104,448	2,301,141

As of period end, the tax components of accumulated net loss were as follows:

	All-Cap Energy & Resources	Energy & Resources

Undistributed ordinary income	$1,429,996	$792,723
Non-expiring capital loss carryforwards(a)	(35,127,564)	(251,137,591)
Net unrealized losses(b)	(528,387)	(13,160,545)

	$(34,225,955)	$(263,505,413)

(a)	Amounts available to offset future realized capital gains.
(b)

The differences between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements  (continued)

As of September 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	All-Cap Energy & Resources	Energy & Resources

Tax cost	$66,673,003	$97,665,325

Gross unrealized appreciation	$3,299,785	$8,624,359
Gross unrealized depreciation	(3,827,783)	(21,784,500)

Net unrealized depreciation	$(527,998)	$(13,160,141)

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2019, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.AFund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

Concentration Risk: As of period end, All-Cap Energy & Resources and Energy & Resources invested a significant portion of their assets in securities in the energy sector. Changes in economic conditions affecting such sector would have a greater impact on All-Cap Energy & Resources and Energy & Resources and could affect the value, income and/or liquidity of positions in such securities.

32	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 09/30/19		Year Ended 09/30/18
All-Cap Energy & Resources	Shares	Amount	Shares	Amount

Institutional
Shares sold	2,483,977	$24,371,687	1,123,324	$13,418,105
Shares issued in reinvestment of distributions	49,857	489,099	43,017	477,056
Shares redeemed	(1,895,756)	(19,174,792)	(1,043,928)	(12,186,601)

Net increase	638,078	$5,685,994	122,413	$1,708,560

Service
Shares sold	24,220	$243,144	1,313	$15,222
Shares issued in reinvestment of distributions	1,310	12,604	1,408	15,288
Shares redeemed	(27,520)	(270,216)	(10,737)	(122,612)

Net decrease	(1,990)	$(14,468)	(8,016)	$(92,102)

Investor A
Shares issued from conversion(a)	—	$—	2,306	$26,086
Shares sold and automatic conversion of shares	1,317,090	13,255,143	538,501	6,103,310
Shares issued in reinvestment distributions	102,248	978,518	101,381	1,095,931
Shares redeemed	(1,210,425)	(11,796,567)	(1,211,899)	(13,767,989)

Net increase (decrease)	208,913	$2,437,094	(569,711)	$(6,542,662)

Investor B
Shares converted(a)	—	$—	(2,317)	$(26,086)
Shares redeemed and automatic conversion of shares	—	—	(209)	(2,227)

Net decrease	—	$—	(2,526)	$(28,313)

Investor C
Shares sold	57,281	$536,851	131,415	$1,424,430
Shares issued in reinvestment of distributions	7,437	68,863	45,312	467,616
Shares redeemed	(1,149,546)	(11,202,214)	(584,248)	(6,251,164)

Net decrease	(1,084,828)	$(10,596,500)	(407,521)	$(4,359,118)

Total Net Decrease	(239,827)	$(2,487,880)	(865,361)	$(9,313,635)

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements  (continued)

	Year Ended 09/30/19		Year Ended 09/30/18
Energy & Resources	Shares	Amount	Shares	Amount

Institutional
Shares sold	881,431	$15,164,634	457,282	$9,910,528
Shares issued in reinvestment of distributions	3,896	66,815	16,417	336,886
Shares redeemed	(1,359,961)	(25,052,547)	(1,630,575)	(33,771,364)

Net decrease	(474,634)	$(9,821,098)	(1,156,876)	$(23,523,950)

Investor A
Shares issued from conversion(a)	—	$—	990	$18,290
Shares sold and automatic conversion of shares	1,202,118	18,417,117	1,235,552	22,220,151
Shares issued in reinvestment of distributions	16,953	249,217	82,922	1,460,289
Shares redeemed	(2,004,156)	(30,819,911)	(2,480,220)	(45,278,199)

Net decrease	(785,085)	$(12,153,577)	(1,160,756)	$(21,579,469)

Investor B
Shares converted(a)	—	$—	(1,381)	$(18,290)
Shares redeemed and automatic conversion of shares	—	—	(164)	(2,126)

Net decrease	—	$—	(1,545)	$(20,416)

Investor C
Shares sold	72,128	$732,393	79,433	$1,007,891
Shares issued in reinvestment of distributions	—	—	18,621	230,908
Shares redeemed	(717,676)	(7,768,897)	(580,492)	(7,369,595)

Net decrease	(645,548)	$(7,036,504)	(482,438)	$(6,130,796)

Total Net Decrease	(1,905,267)	$(29,011,179)	(2,801,615)	$(51,254,631)

(a)	On December 27, 2017, the Funds’ Investor B Shares converted to Investor A Shares.

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended September 30, 2018 were classified as follows:

Share Class	Net Investment Income

All-Cap Energy & Resources
Institutional	$495,032
Service	15,288
Investor A	1,116,732
Investor C	477,396
Energy & Resources
Institutional	$576,362
Investor A	1,490,046
Investor C	234,733

Undistributed (distributions in excess of) net investment income for All-Cap Energy & Resources and Energy & Resources as of September 30, 2018 were $1,201,797 and $(463,759).

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

On November 13, 2019, the Board approved a change in the fiscal year-end of All-Cap Energy & Resources, effective as May 31, 2020, from September 30 to May 31.

34	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock All-Cap Energy & Resources Portfolio and BlackRock Energy & Resources Portfolio and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock All-Cap Energy & Resources Portfolio and BlackRock Energy & Resources Portfolio of BlackRock FundsSM (the “Funds”), including the schedules of investments, as of September 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 20, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information (unaudited)

During the fiscal year ended September 30, 2019, the following information is provided with respect to the ordinary income distributions paid by the Funds:

	Payable Date	Qualified Dividend Income for Individuals(a)	Distributions Qualifying for the Dividend Received Deduction for Corporations(a)
All-Cap Energy & Resources Portfolio	12/07/18	100%	100%
Energy & Resources Portfolio	12/07/18	100	100

(a)	The Funds hereby designate the percentage indicated above or the maximum allowable by law.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M / I M P O R T A N T T A X I N F O R M A T I O N	35

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 17, 2019 (the “April Meeting”) and May 14-15, 2019 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock All-Cap Energy & Resources Portfolio (“All-Cap Energy & Resources Portfolio”) and BlackRock Energy & Resources Portfolio (“Energy & Resources Portfolio”) (each a “Fund” and collectively, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to All-Cap Energy & Resources Portfolio (the “All-Cap Energy & Resources Portfolio Sub-Advisory Agreement”) and the sub-advisory agreement between the Manager and the Sub-Advisor with respect to Energy & Resources Portfolio (the “Energy & Resources Portfolio Sub-Advisory Agreement” and, together with the All-Cap Energy & Resources Portfolio Sub-Advisory Agreement, the “Sub-Advisory Agreements”). The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Funds. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or under-performance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and the Trust’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

36	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of the portfolio holdings of each Fund. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the All-Cap Energy & Resources Portfolio ranked in the first, first and second quartiles, respectively, against its Performance Peers.

The Board noted that for each of the one-, three- and five-year periods reported, the Energy & Resources Portfolio ranked in the third quartile, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance during the applicable periods. The Board was informed that, among other things, the Fund’s sub-sector positioning was the key driver of underperformance during the periods. In addition, the Board was informed that the Fund’s underweight allocation to the distribution sub-sector, coupled with a few negative stock specific announcements, drove underperformance over the one-year period. The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as performance attribution, the Fund’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T S	37

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing each Fund, to each respective Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the All-Cap Energy & Resources Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock has voluntarily agreed to a cap to further limit the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary expense cap.

The Board noted that the Energy & Resources Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock and the Board have voluntarily agreed to a cap to further limit the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock and the Board had previously agreed to a lower voluntary expense cap on the Fund, on a class-by-class basis. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary cap.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Funds benefit from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

38	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2020, and the Sub-Advisory Agreements between the Manager and the Sub-Advisor with respect to each Fund for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T S	39

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	37 RICs consisting of 179 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	37 RICs consisting of 179 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	37 RICs consisting of 179 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	37 RICs consisting of 179 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	37 RICs consisting of 179 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	37 RICs consisting of 179 Portfolios	None
Robert M. Hernandez 1944	Trustee (Since 2019)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	37 RICs consisting of 179 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	37 RICs consisting of 179 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)

40	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (continued)

Independent Trustees (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	37 RICs consisting of 179 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	37 RICs consisting of 179 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	37 RICs consisting of 179 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	37 RICs consisting of 179 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	37 RICs consisting of 179 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	41

Trustee and Officer Information (continued)

Interested Trustees (a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 289 Portfolios	None
John M. Perlowski(e) 1964	Trustee (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 290 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)  Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

42	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 19, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Trust.

Effective September 19, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Trust.

Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Sub-Adviser	Distributor
BlackRock International Limited	BlackRock Investments, LLC
Edinburgh, EH3 8BL	New York, NY 10022
United Kingdom

Accounting Agent and Transfer Agent	Legal Counsel
BNY Mellon Investment Servicing (US) Inc.	Sidley Austin LLP
Wilmington, DE 19809	New York, NY 10019-6018

Custodian	Address of the Trust
The Bank of New York Mellon	100 Bellevue Parkway
New York, NY 10286	Wilmington, DE 19809

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	43

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

44	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

USD	US Dollar

Portfolio Abbreviations

ADR	American Depositary Receipts

A D D I T I O N A L I N F O R M A T I O N A N D G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	45

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Eq-Allcap-9/19-AR

SEPTEMBER 30, 2019

2019 Annual Report

BlackRock FundsSM

•	BlackRock Advantage Large Cap Growth Fund
•	BlackRock Advantage Small Cap Growth Fund
•	BlackRock Mid-Cap Growth Equity Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended September 30, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as influential central banks shifted toward accommodative monetary policy, which led to broad-based optimism that a near-term recession could be averted.

After the dust settled, equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted modest negative returns.

Fixed-income securities delivered strong returns with relatively low volatility, as interest rates declined (and bond prices rose). U.S. Treasuries, particularly long-term Treasuries, proved to be an effective ballast for diversified investors. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. Volatility also rose in emerging markets, as the appreciating U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. An economic slowdown in Europe and ongoing uncertainty about Brexit led to negative performance for European equities.

As equity performance faltered and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted to a more patient perspective on the economy in January 2019. The Fed left interest rates unchanged for six months, then reduced interest rates twice thereafter. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in additional rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We continue to expect a slowing expansion with additional room to run. Despite a sharp slowdown in trade and manufacturing across the globe, U.S. consumers continued to spend at a relatively healthy pace, benefitting from the lowest unemployment rate in 50 years and rising wages. However, escalating trade tensions and the resulting disruptions in global supply chains are becoming increasingly unpredictable, as are geopolitical tensions in the Middle East.

We believe U.S. equities remain relatively attractive, but we are shifting to a more cautious stance within emerging markets and Asia ex-Japan equities. For bonds, U.S. Treasuries are likely to continue to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.08%	4.25%
U.S. small cap equities (Russell 2000® Index)	(0.36)	(8.89)
International equities (MSCI Europe, Australasia, Far East Index)	2.57	(1.34)
Emerging market equities (MSCI Emerging Markets Index)	(3.66)	(2.02)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.20	2.39
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.54	15.15
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.42	10.30
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.71	8.19
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.87	6.35
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of September 30, 2019	BlackRock Advantage Large Cap Growth Fund

Investment Objective

BlackRock Advantage Large Cap Growth Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2019, the Fund underperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

Relative performance was challenged toward the end of 2018 and in the third quarter of 2019, causing the Fund to underperform its benchmark over the 12-month period. The underperformance occurred in an equity market characterized by increasing volatility and a series of sharp inflection points. Investor behavior was largely driven by broad macroeconomic and geopolitical events such as shifts in trade rhetoric, central bank policies and economic indicators rather than stock-specific characteristics. Given this market backdrop, stock-specific sentiment insights detracted from relative return. In particular, an insight identifying informed investor sentiment based on short positions of hedge funds was the top individual detractor, given the significant hedge fund de-risking that occurred toward the end of 2018 as well as the sharp momentum drawdown experienced in September of this year. Another significant detractor within the Fund’s trend- and sentiment-based insights was a signal that captures sentiment through a machine-learned analysis of sell-side research reports. Elsewhere, insights evaluating company fundamentals struggled over much of the period, as investors focused on identifying speculative growth opportunities rather than companies with strong and improving fundamentals. Given this market environment, signals seeking to identify areas of relative value struggled significantly. Also among the portfolio’s fundamental signals, more traditional measures of company quality were challenged over the course of the year. The portfolio’s macro thematic insights also detracted from Fund performance, as certain industry timing signals left the portfolio on the wrong side of a number of market moves, most notably the sharp decline in interest rates experienced in the third quarter of 2019.

Though the Fund underperformed overall, there were certain bright spots among the Fund’s stock selection insights that provided some ballast to Fund performance. While the portfolio’s trend-based insights were challenged throughout the period, a machine-learned signal conducting text-analysis of management conference calls to identify longer-term trends in company fundamentals was the top individual contributor. Similarly, although the portfolio’s fundamental insights detracted in aggregate, several alternative quality insights supported performance throughout the period, as investors sought out higher-quality companies with sustainable business models amid increasing market uncertainty. Among this group of insights, evaluating companies on long-term sustainability measures provided stability to the Fund. Elsewhere, a signal gauging the sentiment of informed bond investors was also additive, as its defensive properties were rewarded toward the end of 2018 as well as during the temporary drawdowns experienced in the second and third quarters of 2019. Though the signal is included in the portfolio’s sentiment insights, it also provides an alternative lens into company quality, which helped support Fund returns.

Describe recent portfolio activity.

Over the course of the period, the Fund maintained a balanced allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio. Among these were an insight that captures the location of hotel booking trends and invests in related stocks most sensitive to those areas. The investment adviser also added a machine-learned signal that pulls from several alternative data sources to try and more accurately gauge consumer transactions. In addition, an insight that evaluates trade volumes to determine broker concentration and identify overcrowded trades was introduced to the portfolio. Finally, the investment adviser improved upon an existing signal, expanding the data sources used to identify trends in company job hiring as an indication of future company growth.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Growth Index, the Fund was positioned essentially neutrally from a sector perspective. The Fund had slight overweight positions in the utilities and financials sectors and slight underweight positions in the consumer discretionary and materials sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2019 (continued)	BlackRock Advantage Large Cap Growth Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Flexible Equity Fund.

(c)

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended September 30, 2019

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.83%	0.41%	N/A	10.95%	N/A	10.74%	N/A
Service	4.66	0.15	N/A	10.62	N/A	10.40	N/A
Investor A	4.66	0.15	(5.10)%	10.62	9.43%	10.40	9.80%
Investor C	4.30	(0.59)	(1.50)	9.78	9.78	9.56	9.56
Class K	4.83	0.47	N/A	10.74	N/A	10.46	N/A
Class R	4.48	(0.15)	N/A	10.28	N/A	10.03	N/A
Russell 1000® Growth Index	6.20	3.71	N/A	13.39	N/A	14.94	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Flexible Equity Fund.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period (a)	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,048.30	$3.22	$1,000.00	$1,022.20	$3.18	0.62%
Service	1,000.00	1,046.60	4.51	1,000.00	1,020.93	4.46	0.87
Investor A	1,000.00	1,046.60	4.51	1,000.00	1,020.93	4.46	0.87
Investor C	1,000.00	1,043.00	8.39	1,000.00	1,017.13	8.28	1.62
Class K	1,000.00	1,048.30	2.96	1,000.00	1,022.45	2.92	0.57
Class R	1,000.00	1,044.80	5.80	1,000.00	1,019.67	5.73	1.12

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of September 30, 2019	BlackRock Advantage Small Cap Growth Fund

Investment Objective

BlackRock Advantage Small Cap Growth Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2019, the Fund outperformed its benchmark, the Russell 2000® Growth Index.

What factors influenced performance?

Overall, the 12-month period was defined by a highly volatile macroeconomic backdrop, as trade concerns, geopolitical tensions, and worsening economic data affected investor sentiment. These themes were constant during the past year, and the impact was acutely observed across small cap stocks, which declined overall.

The period began with peak earnings-cycle concerns prompting a selloff in the fourth quarter of 2018 before markets experienced a strong recovery in the first quarter of 2019. However, trade dynamics continued to weigh on investor sentiment during the second half of the period, as investors evaluated the likelihood of a recession. This led to strong market selloffs in May and August, with the yield-curve inversion in U.S. 10-year Treasury note yields also contributing to declines in the third quarter of 2019. Central banks responded to help offset waning investor sentiment, with the Fed cutting interest rates twice in the summer of 2019 and establishing expectations for further accommodative policy moves along with other global central banks. A cautious tone to the market still led investors to seek the relative safety of large cap stocks, which handily outperformed small caps, and yields remained at multi-year lows.

The Fund’s stock selection model was able to deliver consistent outperformance amid these multiple inflection points. Fundamental quality insights were particularly strong and provided some defensive ballast in the portfolio. Traditional quality signals that prefer companies with lower risk and volatility profiles were some of the best performers as market risk rose sharply. A machine-learning insight that creates stock-specific portfolios across generic styles also produced strong gains, as the signal moved toward a defensive posture that included underweight positions to financials in May and June. Investors continued to reward management quality, and signals that compare the text of executive press releases to regulatory filings or changes in disclosures over time were among top performers, motivating an overweight position in the health care sector. Similarly, sentiment signals that look to capture trends from company management across both short-term expectations and long-term fundamentals performed well, as they provided strong performance differentiation throughout the period. Insights capturing sentiment by looking at positioning of informed investors ended with positive performance, but results were mixed at various points during the period. These signals initially struggled during the fourth quarter of 2018 due to a sharp shift in earnings expectations, but they experienced a strong recovery in the first quarter of 2019 and delivered broader gains. Macro thematic insights also moved broadly higher, as both currency and regional models added to performance.

By contrast, there were a few stock selection insights that struggled in the more volatile market environment. Capturing sentiment from the sell-side community proved challenging and detracted during the period. These signals, which use proprietary text analysis, notably hurt performance in the Fund’s positioning in industrials. Also, despite the difficult market backdrop, growth styles still outperformed value. As such, fundamental insights that seek to identify attractively priced growth companies were notable underperformers, including insights that compare stocks across sales and earnings. Encouragingly, these insights performed well in September 2019 as the market went through an extreme factor rotation, with investors shunning previous consensus positions such as momentum-based strategies. Less traditional contrarian measures, such as flow-based insights and comparing research and development expenditures, were able to partially offset losses from the broader group of insights.

Describe recent portfolio activity.

During the period, the Fund maintained a balanced allocation of risk across all of its major drivers of returns. However, there were a number of new stock selection insights added to the Fund. These included a sentiment insight that captures trends in hotel bookings in order to take positions in hotel stocks with the greatest exposure to where bookings are occurring. An additional sentiment insight incorporated a machine-learning component to various consumer insights, such as geolocation and credit transaction data, that translates those signals into tailored weightings at the individual stock level. Finally, a new sentiment insight that gauges investor interest from company management roadshow activity with institutional investors was added.

Describe portfolio positioning at period end.

Relative to the Russell 2000® Growth Index, the Fund remained largely sector-neutral. The Fund had slight sector overweight positions at period end in real estate and communication services stocks, and maintained slight sector underweights in materials and financials stocks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2019 (continued)	BlackRock Advantage Small Cap Growth Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies and at least 80% of its net assets (plus any borrowings for investment purposes) in securities or instruments of issuers located in the United States.

(c)

An unmanaged index that measures performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

Performance Summary for the Period Ended September 30, 2019

		Average Annual Total Returns (a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	0.17%	(6.80)%	N/A	8.46%	N/A	11.63%	N/A
Service	0.14	(6.98)	N/A	8.18	N/A	11.33	N/A
Investor A	0.00	(7.05)	(11.93)%	8.16	7.00%	11.28	10.68%
Investor C	(0.35)	(7.78)	(8.32)	7.33	7.33	10.38	10.38
Class K	0.22	(6.75)	N/A	8.47	N/A	11.63	N/A
Class R	(0.08)	(7.27)	N/A	7.91	N/A	11.07	N/A
Russell 2000® Growth Index	(1.54)	(9.63)	N/A	9.08	N/A	12.25	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period (a)	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,001.70	$2.54	$1,000.00	$1,022.81	$2.56	0.50%
Service	1,000.00	1,001.40	3.80	1,000.00	1,021.54	3.84	0.75
Investor A	1,000.00	1,000.00	3.80	1,000.00	1,021.54	3.84	0.75
Investor C	1,000.00	996.50	7.59	1,000.00	1,017.74	7.67	1.50
Class K	1,000.00	1,002.20	2.28	1,000.00	1,023.06	2.31	0.45
Class R	1,000.00	999.20	5.07	1,000.00	1,020.27	5.12	1.00

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

F U N D S U M M A R Y	7

Fund Summary as of September 30, 2019	BlackRock Mid-Cap Growth Equity Portfolio

Investment Objective

BlackRock Mid-Cap Growth Equity Portfolio’s (the “Fund”) investment objective is long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2019, the Fund outperformed its benchmark, the Russell Midcap® Growth Index.

What factors influenced performance?

Positive contributions to the Fund’s performance were led by stock selection in the industrials, information technology (“IT”) and health care sectors. In industrials, an overweight to commercial services & supplies, most notably a position in Copart, Inc., drove relative performance. In IT, stock selection in the software subsector with a large overweight to Coupa Software, Inc. added to Fund returns. Finally, in health care an underweight position to biotechnology and health care providers & services proved advantageous.

The largest detractors from Fund performance were stock selection in the communication services, consumer staples and consumer discretionary sectors. In communication services, security selection within interactive media & services detracted the most from results. In consumer staples, an underweight to food products companies weighed on relative performance. Lastly, in the consumer discretionary sector negative stock selection within the hotels restaurants & leisure subsector detracted from Fund performance.

Describe recent portfolio activity.

Due to a combination of portfolio activity and market movements, the Fund’s allocation to the entertainment industry within communication services increased. Exposure to the health care sector increased as well. Conversely, exposure to consumer staples experienced the largest decrease, followed by exposure to consumer discretionary and materials.

Describe portfolio positioning at period end.

Relative to the Russell Midcap® Growth Index, the Fund’s largest overweight allocation was to the communication services sector, followed by financials and industrials. The largest underweight was to consumer discretionary, followed by consumer staples and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2019 (continued)	BlackRock Mid-Cap Growth Equity Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)	The Fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization companies which Fund management believes have above-average earnings growth potential.
(c)

An unmanaged index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in the index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Performance Summary for the Period Ended September 30, 2019

		Average Annual Total Returns (a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	6.94%	7.43%	N/A	15.06%	N/A	15.17%	N/A
Service	6.75	7.15	N/A	14.75	N/A	14.76	N/A
Investor A	6.81	7.17	1.54%	14.72	13.49%	14.80	14.18%
Investor C	6.37	6.33	5.33	13.88	13.88	13.93	13.93
Class K	6.96	7.47	N/A	15.13	N/A	15.20	N/A
Class R	6.66	6.89	N/A	14.42	N/A	14.54	N/A
Russell Midcap® Growth Index	4.69	5.20	N/A	11.12	N/A	14.08	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period (a)	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,069.40	$4.20	$1,000.00	$1,021.29	$4.10	0.80%
Service	1,000.00	1,067.50	5.50	1,000.00	1,020.02	5.38	1.05
Investor A	1,000.00	1,068.10	5.50	1,000.00	1,020.02	5.38	1.05
Investor C	1,000.00	1,063.70	9.41	1,000.00	1,016.22	9.20	1.80
Class K	1,000.00	1,069.60	3.93	1,000.00	1,021.54	3.84	0.75
Class R	1,000.00	1,066.60	6.81	1,000.00	1,018.75	6.65	1.30

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

F U N D S U M M A R Y	9

Portfolio Information  as of September 30, 2019

BlackRock Advantage Large Cap Growth Fund

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Microsoft Corp.	8%
Apple Inc.	7
Amazon.com, Inc.	6
Facebook, Inc., Class A	3
Mastercard, Inc., Class A	3
Alphabet, Inc., Class C	3
Visa, Inc., Class A	2
Alphabet, Inc., Class A	2
Lockheed Martin Corp.	2
Cisco Systems, Inc.	2

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	38%
Health Care	14
Consumer Discretionary	13
Communication Services	11
Industrials	11
Consumer Staples	4
Financials	4
Real Estate	2
Utilities	1
Materials	1
Short-Term Securities	1

BlackRock Advantage Small Cap Growth Fund

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
EastGroup Properties, Inc.	2%
Texas Roadhouse, Inc.	1
Insperity, Inc.	1
Ryman Hospitality Properties, Inc.	1
Generac Holdings, Inc.	1
ESCO Technologies, Inc.	1
Churchill Downs, Inc.	1
OSI Systems, Inc.	1
Asbury Automotive Group, Inc.	1
U.S. Physical Therapy, Inc.	1

SECTOR ALLOCATION

Sector	Percent of Net Assets
Health Care	28%
Industrials	19
Information Technology	18
Consumer Discretionary	13
Real Estate	6
Financials	5
Consumer Staples	4
Communication Services	3
Materials	2
Utilities	1
Short-Term Securities	8
Liabilities in Excess of Other Assets	(7)

BlackRock Mid-Cap Growth Equity Portfolio

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Fair Isaac Corp.	3%
CoStar Group, Inc.	3
Copart, Inc.	3
MSCI, Inc.	3
Teleflex, Inc.	3
IAC/InterActiveCorp.	2
Synopsys, Inc.	2
Bright Horizons Family Solutions, Inc.	2
West Pharmaceutical Services, Inc.	2
Verisk Analytics, Inc.	2

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	32%
Industrials	20
Health Care	16
Consumer Discretionary	12
Communication Services	10
Financials	7
Real Estate	2
Short-Term Securities	7
Liabilities in Excess of Other Assets	(6)

(a)	Excludes short-term investments.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

10	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock Advantage Large Cap Growth Fund Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Investor A Shares. BlackRock Mid-Cap Growth Equity Portfolio Class K Shares performance shown prior to the Class K Shares inception date of March 28, 2016 is that of Institutional Shares. BlackRock Advantage Small Cap Growth Fund Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Investor A Shares or Institutional Shares, as applicable, because the share classes of a Fund invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Investor A Shares or Institutional Shares, as applicable, have different expenses. The actual returns of Class K Shares would have been higher than those of Investor A Shares or Institutional Shares, as applicable, because Class K Shares have lower expenses than Investor A Shares and Institutional Shares.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Funds adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. BlackRock Advantage Large Cap Growth Fund Class R Share performance shown prior to the Class R Shares inception date of July 30, 2010 is that of Investor A Shares and was restated to reflect Class R Shares fees. BlackRock Advantage Small Cap Growth Fund Class R Share performance shown prior to the Class R Shares inception date of March 2, 2018 is that of Institutional Shares and was restated to reflect Class R Shares fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. With respect to each Fund’s voluntary waivers, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waivers may be reduced or discontinued at any time. With respect to each Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

A B O U T F U N D P E R F O R M A N C E	11

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2019 and held through September 30, 2019) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

12	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments September 30, 2019	BlackRock Advantage Large Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.0%

Aerospace & Defense — 4.1%
Boeing Co.	18,625	$7,086,254
HEICO Corp.	8,368	1,044,996
HEICO Corp., Class A	5,869	571,112
Lockheed Martin Corp.	37,553	14,647,923
Northrop Grumman Corp.	10,350	3,879,076
Raytheon Co.	12,053	2,364,678
Teledyne Technologies, Inc.(a)	8,645	2,783,604

		32,377,643

Air Freight & Logistics — 0.5%
CH Robinson Worldwide, Inc.	36,979	3,135,080
Expeditors International of Washington, Inc.	8,030	596,549
United Parcel Service, Inc., Class B	1,409	168,826

		3,900,455

Auto Components — 0.0%
Gentex Corp.	14,488	398,927

Automobiles — 0.2%
Tesla, Inc.(a)	5,724	1,378,740

Beverages — 1.4%
Coca-Cola Co.	21,675	1,179,987
Monster Beverage Corp.(a)	39,451	2,290,525
PepsiCo, Inc.	53,570	7,344,447

		10,814,959

Biotechnology — 4.4%
AbbVie, Inc.	98,451	7,454,710
Amgen, Inc.	28,390	5,493,749
Biogen, Inc.(a)	5,778	1,345,234
Celgene Corp.(a)	39,717	3,943,898
Gilead Sciences, Inc.	146,769	9,302,219
Incyte Corp.(a)	12,782	948,808
Regeneron Pharmaceuticals, Inc.(a)	8,977	2,490,220
Vertex Pharmaceuticals, Inc.(a)	22,535	3,817,880

		34,796,718

Building Products — 0.8%
Allegion PLC	61,895	6,415,417

Capital Markets — 1.7%
Charles Schwab Corp.	67,143	2,808,592
CME Group, Inc.	4,561	963,922
Evercore, Inc., Class A	5,098	408,350
FactSet Research Systems, Inc.	3,085	749,562
Intercontinental Exchange, Inc.	28,140	2,596,478
Moody’s Corp.	3,636	744,762
Morgan Stanley	11,033	470,778
S&P Global, Inc.	7,821	1,915,989
TD Ameritrade Holding Corp.	54,875	2,562,662

		13,221,095

Chemicals — 0.6%
Air Products & Chemicals, Inc.	2,474	548,882
Cabot Corp.	1	45
Ecolab, Inc.	20,985	4,155,869

		4,704,796

Commercial Services & Supplies — 0.4%
Copart, Inc.(a)	11,309	908,452
Waste Management, Inc.	17,058	1,961,670

		2,870,122

Communications Equipment — 1.9%
Ciena Corp.(a)	19,116	749,921
Cisco Systems, Inc.	291,051	14,380,830

		15,130,751

Construction & Engineering — 0.1%
MasTec, Inc. (a)	18,470	1,199,257

Security	Shares	Value

Consumer Finance — 1.2%
Ally Financial, Inc.	11,139	$369,369
American Express Co.	61,291	7,249,499
Credit Acceptance Corp.(a)	429	197,902
Discover Financial Services	19,594	1,588,877

		9,405,647

Containers & Packaging — 0.1%
Westrock Co.	24,531	894,155

Diversified Consumer Services — 0.3%
Bright Horizons Family Solutions, Inc.(a)	4,467	681,217
frontdoor, Inc.(a)	13,343	648,070
H&R Block, Inc.	32,282	762,501

		2,091,788

Diversified Financial Services — 0.3%
Berkshire Hathaway, Inc., Class B(a)	9,802	2,039,012

Electric Utilities — 0.5%
Alliant Energy Corp.	5,230	282,054
Xcel Energy, Inc.	61,966	4,020,974

		4,303,028

Electrical Equipment — 0.8%
AMETEK, Inc.	33,114	3,040,527
Generac Holdings, Inc.(a)	25,975	2,034,881
Hubbell, Inc.	12,607	1,656,560

		6,731,968

Electronic Equipment, Instruments & Components — 0.8%
CDW Corp.	22,619	2,787,566
Keysight Technologies, Inc.(a)	3,779	367,508
National Instruments Corp.	72,661	3,051,035

		6,206,109

Entertainment — 1.6%
Electronic Arts, Inc.(a)	11,814	1,155,645
Live Nation Entertainment, Inc.(a)	29,391	1,949,799
Netflix, Inc.(a)	21,096	5,645,712
Spotify Technology SA(a)	10,182	1,160,748
Take-Two Interactive Software, Inc.(a)	3,192	400,085
Viacom, Inc., Class B	44,274	1,063,904
Zynga, Inc., Class A(a)	232,370	1,352,393

		12,728,286

Equity Real Estate Investment Trusts (REITs) — 2.2%
American Tower Corp.	15,056	3,329,333
Equinix, Inc.	752	433,754
Outfront Media, Inc.	73,143	2,031,913
Park Hotels & Resorts, Inc.	24,406	609,418
Prologis, Inc.	30,951	2,637,644
SBA Communications Corp.	13,339	3,216,700
Simon Property Group, Inc.	32,419	5,046,017

		17,304,779

Food & Staples Retailing — 1.3%
Costco Wholesale Corp.	29,477	8,492,618
Performance Food Group Co.(a)	34,561	1,590,152

		10,082,770

Food Products — 0.7%
General Mills, Inc.	17,346	956,112
Hershey Co.	31,062	4,814,299

		5,770,411

Health Care Equipment & Supplies — 2.8%
Align Technology, Inc.(a)	1,661	300,508
Danaher Corp.	31,531	4,554,022
Edwards Lifesciences Corp.(a)	6,974	1,533,652
Hologic, Inc.(a)	39,755	2,007,230
IDEXX Laboratories, Inc.(a)	13,139	3,572,888
Masimo Corp.(a)	1,550	230,624

S C H E D U L E S O F I N V E S T M E N T S	13

Schedule of Investments (continued) September 30, 2019	BlackRock Advantage Large Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Health Care Equipment & Supplies (continued)
Penumbra, Inc.(a)	4,556	$612,736
Stryker Corp.	42,678	9,231,251

		22,042,911

Health Care Providers & Services — 2.8%
AmerisourceBergen Corp.	37,417	3,080,542
Anthem, Inc.	17,581	4,221,198
Chemed Corp.	3,313	1,383,409
Cigna Corp.	6,428	975,706
CVS Health Corp.	14,334	904,045
UnitedHealth Group, Inc.	51,483	11,188,286
WellCare Health Plans, Inc.(a)	2,368	613,715

		22,366,901

Health Care Technology — 0.7%
Veeva Systems, Inc., Class A(a)	37,892	5,785,729

Hotels, Restaurants & Leisure — 2.3%
Boyd Gaming Corp.	10,147	243,021
Chipotle Mexican Grill, Inc.(a)	465	390,819
Choice Hotels International, Inc.	12,586	1,119,651
Churchill Downs, Inc.	3,219	397,402
Darden Restaurants, Inc.	53,498	6,324,534
Domino’s Pizza, Inc.	6,416	1,569,289
Dunkin’ Brands Group, Inc.	1,302	103,327
Extended Stay America, Inc.	29,101	426,039
Marriott International, Inc., Class A	3,603	448,105
McDonald’s Corp.	10,275	2,206,145
Penn National Gaming, Inc.(a)	10,603	197,481
Planet Fitness, Inc., Class A(a)	18,618	1,077,424
Six Flags Entertainment Corp.	6,872	349,029
Starbucks Corp.	12,763	1,128,504
Texas Roadhouse, Inc.	12,341	648,149
Vail Resorts, Inc.	1,760	400,506
Yum! Brands, Inc.	13,182	1,495,234

		18,524,659

Household Durables — 0.1%
DR Horton, Inc.	19,245	1,014,404

Household Products — 0.5%
Church & Dwight Co., Inc.	48,361	3,638,682

Industrial Conglomerates — 0.6%
3M Co.	2,739	450,292
Carlisle Cos., Inc.	740	107,700
Honeywell International, Inc.	9,778	1,654,438
Roper Technologies, Inc.	6,560	2,339,296

		4,551,726

Insurance — 0.8%
Allstate Corp.	1,306	141,936
Arthur J. Gallagher & Co.	13,590	1,217,256
Brown & Brown, Inc.	9,131	329,264
Cincinnati Financial Corp.	8,840	1,031,363
First American Financial Corp.	40,272	2,376,451
Globe Life, Inc.	13,625	1,304,730
Progressive Corp.	2,218	171,340

		6,572,340

Interactive Media & Services — 8.3%
Alphabet, Inc., Class A(a)	13,827	16,884,703
Alphabet, Inc., Class C(a)	17,133	20,885,127
Facebook, Inc., Class A(a)	141,518	25,201,525
Match Group, Inc.	5,640	402,922
Pinterest, Inc., Class A(a)(b)	59,502	1,573,828
Twitter, Inc.(a)	18,535	763,642
Yelp, Inc.(a)	16,288	566,008

		66,277,755

Internet & Direct Marketing Retail — 6.1%
Amazon.com, Inc.(a)	27,586	47,886,813
Etsy, Inc.(a)	10,836	612,234

Security	Shares	Value

Internet & Direct Marketing Retail (continued)
Wayfair, Inc., Class A(a)	1,255	$140,711

		48,639,758

IT Services — 9.6%
Accenture PLC, Class A	20,391	3,922,209
Amdocs Ltd.	14,116	933,209
Automatic Data Processing, Inc.	79,502	12,833,213
Booz Allen Hamilton Holding Corp.	31,495	2,236,775
Fidelity National Information Services, Inc.	15,595	2,070,392
GoDaddy, Inc., Class A(a)	40,781	2,690,730
Mastercard, Inc., Class A	83,047	22,553,074
Paychex, Inc.	98,787	8,176,600
PayPal Holdings, Inc.(a)	3,899	403,897
Square, Inc., Class A(a)	37,155	2,301,752
Twilio, Inc., Class A(a)	1,897	208,594
VeriSign, Inc.(a)	2,549	480,818
Visa, Inc., Class A	100,588	17,302,142

		76,113,405

Life Sciences Tools & Services — 0.3%
Mettler-Toledo International, Inc.(a)	112	78,893
Thermo Fisher Scientific, Inc.	5,876	1,711,502
Waters Corp.(a)	1,415	315,870

		2,106,265

Machinery — 1.4%
Crane Co.	15,548	1,253,635
IDEX Corp.	13,837	2,267,608
Oshkosh Corp.	24,425	1,851,415
PACCAR, Inc.	87,974	6,159,060
Snap-on, Inc.	56	8,766

		11,540,484

Media — 0.9%
AMC Networks, Inc., Class A(a)	18,842	926,273
Comcast Corp., Class A	7,576	341,526
Interpublic Group of Cos., Inc.	222,562	4,798,437
Sinclair Broadcast Group, Inc., Class A	17,516	748,634

		6,814,870

Multiline Retail — 0.6%
Dollar General Corp.	29,890	4,750,717

Personal Products — 0.4%
Estee Lauder Cos., Inc., Class A	17,024	3,386,925

Pharmaceuticals — 3.3%
Bristol-Myers Squibb Co.	72,985	3,701,069
Eli Lilly & Co.	19,771	2,210,991
Johnson & Johnson	38,894	5,032,106
Merck & Co., Inc.	106,908	8,999,515
Zoetis, Inc.	50,501	6,291,920

		26,235,601

Professional Services — 1.0%
CoStar Group, Inc.(a)	7,066	4,191,551
Insperity, Inc.	12,396	1,222,494
Robert Half International, Inc.	35,309	1,965,299
TriNet Group, Inc.(a)	15,039	935,275

		8,314,619

Road & Rail — 0.5%
Landstar System, Inc.	24,494	2,757,535
Lyft, Inc., Class A(a)	30,844	1,259,669
Union Pacific Corp.	1,240	200,855

		4,218,059

Semiconductors & Semiconductor Equipment — 4.1%
Advanced Micro Devices, Inc.(a)	23,526	682,019
Applied Materials, Inc.	86,772	4,329,923
Broadcom, Inc.	10,754	2,968,857
Cabot Microelectronics Corp.	1	141
Cirrus Logic, Inc.(a)	31,578	1,691,949

14	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Advantage Large Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Lam Research Corp.	9,491	$2,193,465
NVIDIA Corp.	49,025	8,533,782
QUALCOMM, Inc.	44,206	3,372,034
Texas Instruments, Inc.	57,826	7,473,432
Xilinx, Inc.	10,993	1,054,229

		32,299,831

Software — 13.8%
ACI Worldwide, Inc.(a)	8,144	255,111
Adobe, Inc.(a)	37,978	10,491,422
Cadence Design Systems, Inc.(a)	22,282	1,472,395
Dropbox, Inc., Class A(a)	17,817	359,369
Elastic NV(a)	1,810	149,035
Fortinet, Inc.(a)	1,780	136,633
FreedomPay, Inc.(a)(c)	43,051	—
Intuit, Inc.	21,493	5,715,848
Manhattan Associates, Inc.(a)	20,463	1,650,750
Microsoft Corp.	449,930	62,553,768
Oracle Corp.	36,118	1,987,574
Palo Alto Networks, Inc.(a)	3,363	685,480
Paycom Software, Inc.(a)	3,437	720,017
Paylocity Holding Corp.(a)	23,411	2,284,445
RingCentral, Inc., Class A(a)	6,795	853,860
salesforce.com, Inc.(a)	76,487	11,353,730
ServiceNow, Inc.(a)	27,190	6,902,181
Workday, Inc., Class A(a)	15,773	2,680,779

		110,252,397

Specialty Retail — 2.4%
AutoZone, Inc.(a)	2,726	2,956,674
Home Depot, Inc.	40,099	9,303,770
Lowe’s Cos., Inc.	15,159	1,666,884
Ross Stores, Inc.	39,824	4,374,666
Tractor Supply Co.	11,455	1,035,990

		19,337,984

Technology Hardware, Storage & Peripherals — 7.4%
Apple Inc.	259,410	58,100,058
Dell Technologies, Inc., Class C(a)	1,971	102,216
HP, Inc.	44,279	837,759
Pure Storage, Inc., Class A(a)	12,507	211,869

		59,251,902

Textiles, Apparel & Luxury Goods — 1.3%
Lululemon Athletica, Inc.(a)	23,950	4,611,093
NIKE, Inc., Class B	57,140	5,366,589

		9,977,682

Security	Shares	Value

Tobacco — 0.3%
Altria Group, Inc.	59,285	$2,424,756

Trading Companies & Distributors — 0.2%
GATX Corp.	25,762	1,997,328

Water Utilities — 0.4%
American Water Works Co., Inc.	28,408	3,529,126

Wireless Telecommunication Services — 0.2%
Telephone & Data Systems, Inc.	38,538	994,280
United States Cellular Corp.(a)	17,166	645,098

		1,639,378

Total Long-Term Investments — 99.0% (Cost: $659,095,002)		788,373,027

Short-Term Securities — 1.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.87%(d)(f)	7,520,756	7,520,756
SL Liquidity Series, LLC, Money Market Series, 2.13%(d)(e)(f)	706,825	706,966

Total Short-Term Securities — 1.1% (Cost: $8,227,704)		8,227,722

Total Investments — 100.1% (Cost: $667,322,706)		796,600,749

Liabilities in Excess of Other Assets—(0.1)%		(474,503)

Net Assets — 100.0%		$796,126,246

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Annualized 7-day yield as of period end.
(e)	Security was purchased with the cash collateral from loaned securities.
(f)

During the year ended September 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/18	Net Activity	Shares Held at 09/30/19	Value at 09/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	8,001,242	(480,486)	7,520,756	$7,520,756	$163,122		$—	$—
SL Liquidity Series, LLC Money Market Series	180,360	526,465	706,825	706,966	60,946	(b)	2,423	18

				$8,227,722	$224,068		$2,423	$18

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E S O F I N V E S T M E N T S	15

Schedule of Investments (continued) September 30, 2019	BlackRock Advantage Large Cap Growth Fund

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Portfolio Abbreviation

S&P Standard &Poor’s

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	59	12/20/19	$8,787	$(82,193)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Unrealized depreciation on futures contracts(a)	$—	$—	$82,193	$—	$—	$—	$82,193

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended September 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$—	$—	$11,022	$—	$—	$—	$11,022

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(101,632)	$—	$—	$—	$(101,632)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$8,970,506

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

16	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Advantage Large Cap Growth Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$788,373,027	$—	$—	$788,373,027
Short-Term Securities	7,520,756	—	—	7,520,756

Subtotal	$795,893,783	$—	$—	$795,893,783

Investments Valued at NAV(b)				706,966

Total Investments.				$796,600,749

Derivative Financial Instruments(c)
Liabilities:
Equity contracts	$(82,193)	$—	$—	$(82,193)

(a)	See above Schedule of Investments for values in each industry.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments September 30, 2019	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.6%

Aerospace & Defense — 0.8%
Aerojet Rocketdyne Holdings, Inc.(a)	23,119	$1,167,741
Ducommun, Inc.(a)	8,659	367,142
Mercury Systems, Inc.(a)(b)	28,247	2,292,809
Parsons Corp.(a)	42,283	1,394,493
Wesco Aircraft Holdings, Inc.(a)	9,043	99,563

		5,321,748

Air Freight & Logistics — 0.2%
Hub Group, Inc., Class A(a)	30,748	1,429,782

Airlines — 0.0%
Spirit Airlines, Inc.(a)	7,865	285,500

Auto Components — 0.5%
Dorman Products, Inc.(a)	12,593	1,001,647
LCI Industries	12,017	1,103,761
Standard Motor Products, Inc.	26,612	1,292,013

		3,397,421

Banks — 1.6%
Atlantic Union Bankshares Corp.	4	149
Central Pacific Financial Corp.	76,378	2,169,135
First Financial Bankshares, Inc.	16,692	556,344
First Financial Northwest, Inc.	7,677	113,466
Independent Bank Group, Inc.	5,371	282,568
Republic First Bancorp, Inc.(a)	57,073	239,707
Synovus Financial Corp.	57,719	2,064,031
TriState Capital Holdings, Inc.(a)	198,618	4,178,923
United Community Banks, Inc.	22,171	628,548

		10,232,871

Beverages — 0.2%
Boston Beer Co., Inc., Class A(a)	2,259	822,457
National Beverage Corp.	7,904	350,621

		1,173,078

Biotechnology — 12.2%
ACADIA Pharmaceuticals, Inc.(a)	73,359	2,640,190
Acceleron Pharma, Inc.(a)	38,732	1,530,301
Aduro Biotech, Inc.(a)	41,407	43,891
Agenus, Inc.(a)	271,449	700,338
Aimmune Therapeutics, Inc.(a)	19,017	398,216
Akcea Therapeutics, Inc.(a)	13,643	209,966
Akebia Therapeutics, Inc.(a)	46,743	183,233
Akero Therapeutics, Inc.(a)(b)	5,691	129,470
Alder Biopharmaceuticals, Inc.(a)	46,777	882,214
Alector, Inc.(a)	16,186	233,402
Allakos, Inc.(a)(b)	8,885	698,628
Allogene Therapeutics, Inc.(a)(b)	29,604	806,857
Amicus Therapeutics, Inc.(a)	120,947	969,995
AnaptysBio, Inc.(a)	6,435	225,161
Apellis Pharmaceuticals, Inc.(a)	45,765	1,102,479
Arcus Biosciences, Inc.(a)(b)	47,563	432,823
Arena Pharmaceuticals, Inc.(a)	13,970	639,407
Arrowhead Pharmaceuticals, Inc.(a)(b)	58,340	1,644,021
Atara Biotherapeutics, Inc.(a)(b)	40,616	573,498
Athersys, Inc.(a)(b)	385,357	512,525
Atreca, Inc., Class A(a)	3,670	44,921
Audentes Therapeutics, Inc.(a)(b)	45,089	1,266,550
Avrobio, Inc.(a)	4,048	57,158
Beyondspring, Inc.(a)	10,236	185,272
BioCryst Pharmaceuticals, Inc.(a)	110,184	315,677
Biohaven Pharmaceutical Holding Co. Ltd.(a)	21,404	892,975
Blueprint Medicines Corp.(a)	24,365	1,790,097
Calithera Biosciences, Inc.(a)	146,873	453,838
ChemoCentryx, Inc.(a)	105,425	714,782
Clovis Oncology, Inc.(a)(b)	86,165	338,628
Coherus Biosciences, Inc.(a)	45,686	925,598
Conatus Pharmaceuticals, Inc.(a)	5,894	1,857
Corbus Pharmaceuticals Holdings, Inc.(a)(b)	34,901	169,968

Security	Shares	Value

Biotechnology (continued)
Corvus Pharmaceuticals, Inc.(a)	59,454	$178,957
Crinetics Pharmaceuticals, Inc.(a)	9,181	138,082
Cue Biopharma, Inc.(a)	1,866	15,730
CytomX Therapeutics, Inc.(a)	48,477	357,760
Deciphera Pharmaceuticals, Inc.(a)(b)	29,593	1,004,386
Denali Therapeutics, Inc.(a)(b)	55,211	845,833
Dynavax Technologies Corp.(a)	24,261	86,733
Eagle Pharmaceuticals, Inc.(a)(b)	16,848	953,091
Editas Medicine, Inc.(a)	34,662	788,214
Eiger BioPharmaceuticals, Inc.(a)	39,131	401,093
Emergent BioSolutions, Inc.(a)	22,426	1,172,431
Enanta Pharmaceuticals, Inc.(a)	8,414	505,513
EPIRUS Biopharmaceuticals, Inc.(a)	6,060	12
Epizyme, Inc.(a)(b)	49,853	514,234
Esperion Therapeutics, Inc.(a)	26,670	977,722
Fate Therapeutics, Inc.(a)(b)	73,329	1,138,799
FibroGen, Inc.(a)	59,573	2,203,010
Flexion Therapeutics, Inc.(a)	24,911	341,405
Forty Seven, Inc.(a)	32,718	210,050
G1 Therapeutics, Inc.(a)	4,054	92,350
Genomic Health, Inc.(a)	24,992	1,694,957
Global Blood Therapeutics, Inc.(a)(b)	47,099	2,285,243
Gossamer Bio, Inc.(a)(b)	9,155	153,712
Halozyme Therapeutics, Inc.(a)	129,496	2,008,483
Heron Therapeutics, Inc.(a)(b)	19,258	356,273
Ideaya Biosciences, Inc.(a)	7,613	68,517
Immunomedics, Inc.(a)	68,735	911,426
Insmed, Inc.(a)(b)	69,709	1,229,667
Intellia Therapeutics, Inc.(a)(b)	39,856	532,078
Intercept Pharmaceuticals, Inc.(a)	25,667	1,703,262
Intrexon Corp.(a)(b)	77,761	444,793
Invitae Corp.(a)(b)	73,459	1,415,555
Iovance Biotherapeutics, Inc.(a)	50,692	922,594
Ironwood Pharmaceuticals, Inc.(a)	170,480	1,463,571
Jounce Therapeutics, Inc.(a)	20,195	67,249
KalVista Pharmaceuticals, Inc.(a)	6,639	77,012
Karuna Therapeutics, Inc.(a)(b)	12,805	208,978
Karyopharm Therapeutics, Inc.(a)	6,823	65,637
Kezar Life Sciences, Inc.(a)	5,529	18,135
Kiniksa Pharmaceuticals Ltd., Class A(a)	8,718	74,190
Kodiak Sciences, Inc.(a)	18,573	267,080
Krystal Biotech, Inc.(a)	2,149	74,624
Ligand Pharmaceuticals, Inc.(a)	4,856	483,366
MacroGenics, Inc.(a)(b)	52,760	673,218
Madrigal Pharmaceuticals, Inc.(a)	1,312	113,121
Magenta Therapeutics, Inc. (a)(b)	4,279	43,903
Medicines Co.(a)	24,628	1,231,400
MeiraGTx Holdings plc(a)	6,062	96,689
Mersana Therapeutics, Inc.(a)	10,993	17,369
Mirati Therapeutics, Inc.(a)	10,939	852,257
Mirum Pharmaceuticals, Inc.(a)	2,803	28,198
Momenta Pharmaceuticals, Inc.(a)	23,049	298,715
Myriad Genetics, Inc.(a)	2,711	77,616
Natera, Inc.(a)	54,369	1,783,303
Neon Therapeutics, Inc.(a)(b)	5,070	8,720
Nymox Pharmaceutical Corp.(a)(b)	17,877	32,894
Portola Pharmaceuticals, Inc.(a)(b)	63,891	1,713,557
Precision BioSciences, Inc.(a)	31,357	263,085
Principia Biopharma, Inc.(a)	22,672	640,257
PTC Therapeutics, Inc.(a)	22,134	748,572
Puma Biotechnology, Inc.(a)	48,781	525,127
Ra Pharmaceuticals, Inc.(a)(b)	39,614	936,871
Radius Health, Inc.(a)	35,008	901,456
Recro Pharma, Inc.(a)	25,495	282,485
REGENXBIO, Inc.(a)(b)	10,026	356,926
Repligen Corp.(a)	26,420	2,026,150
Retrophin, Inc.(a)(b)	57,946	671,594
Rhythm Pharmaceuticals, Inc.(a)(b)	17,916	386,806
Rigel Pharmaceuticals, Inc.(a)(b)	199,322	372,732
Rocket Pharmaceuticals, Inc.(a)	4,592	53,497

18	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Rubius Therapeutics, Inc.(a)(b)	24,592	$193,047
Sangamo Therapeutics, Inc.(a)(b)	71,395	646,125
Seres Therapeutics, Inc.(a)	120,618	483,678
Spark Therapeutics, Inc.(a)	21,923	2,126,093
Spectrum Pharmaceuticals, Inc.(a)	128,285	1,064,124
Stemline Therapeutics, Inc.(a)	35,202	366,453
Surface Oncology, Inc.(a)(b)	45,815	65,057
TG Therapeutics, Inc.(a)	14,985	84,141
Turning Point Therapeutics, Inc.(a)(b)	11,267	423,639
Twist Bioscience Corp.(a)(b)	25,533	609,728
Ultragenyx Pharmaceutical, Inc.(a)(b)	42,683	1,825,979
UNITY Biotechnology, Inc.(a)	34,524	210,596
Unum Therapeutics, Inc.(a)(b)	47,937	69,029
UroGen Pharma Ltd.(a)	4,472	106,568
Vanda Pharmaceuticals, Inc.(a)	43,387	576,179
Veracyte, Inc.(a)	53,470	1,283,280
vTv Therapeutics, Inc., Class A(a)	2	3
Xencor, Inc.(a)	34,592	1,166,788
Y-mAbs Therapeutics, Inc.(a)	3,158	82,298

		76,685,066

Building Products — 2.4%
Advanced Drainage Systems, Inc.	50,541	1,630,958
Apogee Enterprises, Inc.	12,889	502,542
Builders FirstSource, Inc.(a)	146,288	3,009,876
Continental Building Products, Inc.(a)	46,887	1,279,546
Trex Co., Inc.(a)(b)	43,100	3,919,083
Universal Forest Products, Inc.	115,400	4,602,152

		14,944,157

Capital Markets — 0.9%
Ares Management Corp., Class A	24,211	649,097
Cohen & Steers, Inc.	31,933	1,754,080
Focus Financial Partners, Inc., Class A(a)	23,039	548,328
Hamilton Lane, Inc., Class A	20,652	1,176,338
Houlihan Lokey, Inc.	10,482	472,738
Moelis & Co., Class A	28,358	931,560

		5,532,141

Chemicals — 1.5%
Ingevity Corp.(a)	27,624	2,343,620
Innospec, Inc.	24,566	2,189,813
Marrone Bio Innovations, Inc.(a)(b)	67,243	94,813
PolyOne Corp.	136,060	4,442,359
Quaker Chemical Corp.	437	69,107

		9,139,712

Commercial Services & Supplies — 2.8%
ARC Document Solutions, Inc.(a)	38,691	52,620
Healthcare Services Group, Inc.	18,398	446,887
Kimball International, Inc., Class B	16,382	316,173
McGrath RentCorp.	65,107	4,530,796
Mobile Mini, Inc.	63,654	2,346,286
Steelcase, Inc., Class A	77,493	1,425,871
Tetra Tech, Inc.	57,215	4,963,973
Viad Corp.	52,121	3,499,925

		17,582,531

Communications Equipment — 0.9%
Calix, Inc.(a)	130,021	830,834
Ciena Corp.(a)	115,074	4,514,353
Extreme Networks, Inc.(a)	27,291	198,542
TESSCO Technologies, Inc.	8,798	126,427
ViaSat, Inc.(a)	993	74,793

		5,744,949

Construction & Engineering — 2.1%
Comfort Systems USA, Inc.	124,996	5,528,573
Dycom Industries, Inc.(a)	29,820	1,522,311
EMCOR Group, Inc.	21,692	1,868,115
MasTec, Inc.(a)	63,049	4,093,772

Security	Shares	Value

Construction & Engineering (continued)
MYR Group, Inc.(a)	2,415	$75,565

		13,088,336

Consumer Finance — 0.8%
Enova International, Inc.(a)	52,091	1,080,888
FirstCash, Inc.	30,063	2,755,875
Green Dot Corp., Class A(a)	40,109	1,012,752

		4,849,515

Distributors — 0.3%
Core-Mark Holding Co., Inc.	59,971	1,925,969

Diversified Consumer Services — 0.8%
Chegg, Inc.(a)	92,765	2,778,312
OneSpaWorld Holdings Ltd.(a)(b)	22,969	356,709
Strategic Education, Inc.	11,871	1,613,032

		4,748,053

Diversified Telecommunication Services — 0.9%
Bandwidth, Inc., Class A(a)	7,217	469,899
Cogent Communications Holdings, Inc.	68,691	3,784,874
IDT Corp., Class B(a)	16,274	171,365
Ooma, Inc.(a)	82,386	856,814
Vonage Holdings Corp.(a)	48,848	551,982

		5,834,934

Electric Utilities — 0.2%
IDACORP, Inc.	10,103	1,138,305
Portland General Electric Co.	7,068	398,423

		1,536,728

Electrical Equipment — 1.1%
Atkore International Group, Inc.(a)	11,721	355,732
Generac Holdings, Inc.(a)	76,672	6,006,484
Sunrun, Inc.(a)	47,132	787,340

		7,149,556

Electronic Equipment, Instruments & Components — 2.6%
ePlus, Inc.(a)	16,853	1,282,345
Fitbit, Inc., Class A(a)	425,512	1,621,201
Insight Enterprises, Inc.(a)	20,660	1,150,555
Itron, Inc.(a)	5,441	402,416
OSI Systems, Inc.(a)	56,073	5,694,774
PAR Technology Corp.(a)	12,032	286,001
PC Connection, Inc.	44,891	1,746,260
Sanmina Corp.(a)	95,375	3,062,491
ScanSource, Inc.(a)	25,696	785,013

		16,031,056

Energy Equipment & Services — 0.1%
Aspen Aerogels, Inc.(a)	30	178
Forum Energy Technologies, Inc.(a)(b)	87,556	135,712
ProPetro Holding Corp.(a)	61,518	559,199
Superior Energy Services, Inc.(a)	398,485	51,803

		746,892

Entertainment — 0.1%
Glu Mobile, Inc.(a)	87,399	436,121
Rosetta Stone, Inc.(a)	8,219	143,011

		579,132

Equity Real Estate Investment Trusts (REITs) — 5.7%
City Office REIT, Inc.	54,989	791,292
DiamondRock Hospitality Co.	59,634	611,249
EastGroup Properties, Inc.	81,920	10,241,638
First Industrial Realty Trust, Inc.	46,403	1,835,703
Four Corners Property Trust, Inc.	83,638	2,365,283
Hersha Hospitality Trust	82,679	1,230,264
National Storage Affiliates Trust	151,934	5,070,038
NexPoint Residential Trust, Inc.	54,619	2,553,984
Plymouth Industrial REIT, Inc.	21,017	385,031
QTS Realty Trust, Inc., Class A	40,229	2,068,173

S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (continued) September 30, 2019	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
RLJ Lodging Trust	114,790	$1,950,282
Ryman Hospitality Properties, Inc.	75,067	6,141,231
Summit Hotel Properties, Inc.	17,349	201,248

		35,445,416

Food & Staples Retailing — 0.8%
BJ’s Wholesale Club Holdings, Inc.(a)	14,874	384,790
Performance Food Group Co.(a)	93,930	4,321,719

		4,706,509

Food Products — 1.7%
Calavo Growers, Inc.	7,572	720,703
Freshpet, Inc.(a)(b)	42,362	2,108,357
J&J Snack Foods Corp.	22,770	4,371,840
John B. Sanfilippo & Son, Inc.	37,043	3,578,354
Simply Good Foods Co.(a)	6,080	176,259

		10,955,513

Gas Utilities — 0.3%
Chesapeake Utilities Corp.	11,295	1,076,639
New Jersey Resources Corp.	2,488	112,507
Southwest Gas Holdings, Inc.	8,293	754,995

		1,944,141

Health Care Equipment & Supplies — 4.9%
Accuray, Inc.(a)(b)	173,434	480,412
AtriCure, Inc.(a)(b)	68,728	1,714,076
Cardiovascular Systems, Inc.(a)	26,777	1,272,443
CONMED Corp.	1,154	110,957
GenMark Diagnostics, Inc.(a)	94,457	572,409
Glaukos Corp.(a)	9,132	570,841
Globus Medical, Inc., Class A(a)	47,144	2,410,001
Haemonetics Corp.(a)	1,113	140,394
Inogen, Inc.(a)	42,975	2,058,932
Integer Holdings Corp.(a)	34,071	2,574,405
iRadimed Corp. (a)(b)	21,309	447,915
iRhythm Technologies, Inc.(a)	36,975	2,740,217
LivaNova PLC(a)	3,092	228,159
Merit Medical Systems, Inc.(a)(b)	28,187	858,576
Neogen Corp.(a)(b)	24,946	1,699,072
Nevro Corp.(a)	7,452	640,648
Novocure Ltd.(a)	66,964	5,007,568
NuVasive, Inc.(a)(b)	17,208	1,090,643
Penumbra, Inc.(a)	7,116	957,031
RTI Surgical Holdings, Inc.(a)	256,049	729,740
SeaSpine Holdings Corp.(a)	31,971	390,366
SI-BONE, Inc.(a)(b)	30,566	540,101
Silk Road Medical, Inc.(a)	2,058	66,947
SmileDirectClub, Inc.(a)(b)	75,214	1,043,970
Tactile Systems Technology, Inc.(a)	6,239	264,035
Tandem Diabetes Care, Inc.(a)	32,115	1,894,143

		30,504,001

Health Care Providers & Services — 3.7%
Amedisys, Inc.(a)	16,756	2,195,204
American Renal Associates Holdings, Inc.(a)	11,980	75,714
AMN Healthcare Services, Inc.(a)	83,849	4,826,348
CorVel Corp.(a)	14,484	1,096,439
Ensign Group, Inc.	20,282	961,975
HealthEquity, Inc.(a)	69,578	3,976,035
Joint Corp.(a)	4,247	79,037
LHC Group, Inc.(a)(b)	14,413	1,636,740
National Research Corp.	5,972	344,883
PetIQ, Inc.(a)	16,067	437,986
Select Medical Holdings Corp.(a)	58,889	975,791
Tenet Healthcare Corp.(a)	33,843	748,607
U.S. Physical Therapy, Inc.	42,484	5,546,286

		22,901,045

Health Care Technology — 3.0%
Allscripts Healthcare Solutions, Inc.(a)	58,718	644,724

Security	Shares	Value

Health Care Technology (continued)
Castlight Health, Inc., Class B(a)	212,342	$299,402
Evolent Health, Inc., Class A(a)	94,389	678,657
Health Catalyst, Inc.(a)	8,852	280,077
HealthStream, Inc.(a)	36,156	936,079
HMS Holdings Corp.(a)	68,501	2,360,887
Inovalon Holdings, Inc., Class A(a)(b)	61,653	1,010,493
Inspire Medical Systems, Inc.(a)	16,041	978,822
Livongo Health, Inc.(a)(b)	13,775	240,236
NextGen Healthcare, Inc.(a)	65,072	1,019,678
Omnicell, Inc.(a)(b)	62,545	4,520,127
Phreesia, Inc.(a)(b)	33,416	810,004
Tabula Rasa HealthCare, Inc.(a)	10,905	599,121
Teladoc Health, Inc.(a)(b)	51,279	3,472,614
Vocera Communications, Inc.(a)(b)	36,261	893,834

		18,744,755

Hotels, Restaurants & Leisure — 4.8%
BJ’s Restaurants, Inc.	68,063	2,643,567
Bloomin’ Brands, Inc.	100,038	1,893,719
Boyd Gaming Corp.	118,542	2,839,081
Brinker International, Inc.	45,858	1,956,761
Cheesecake Factory, Inc.	2,541	105,909
Churchill Downs, Inc.	46,508	5,741,645
Denny’s Corp.(a)(b)	109,298	2,488,169
Eldorado Resorts, Inc.(a)	29,033	1,157,546
Penn National Gaming, Inc.(a)	44,691	832,370
Planet Fitness, Inc., Class A(a)	3,521	203,760
Ruth’s Hospitality Group, Inc.	56,419	1,151,794
Scientific Games Corp.(a)	30,643	623,585
Shake Shack, Inc., Class A(a)	5,495	538,730
Target Hospitality Corp.(a)	214,763	1,462,536
Texas Roadhouse, Inc.	126,998	6,669,935

		30,309,107

Household Durables — 2.2%
GoPro, Inc., Class A(a)(b)	121,490	629,926
Helen of Troy Ltd.(a)	16,589	2,615,422
iRobot Corp.(a)	9,378	578,341
KB Home	20,237	688,058
LGI Homes, Inc.(a)	16,904	1,408,441
MDC Holdings, Inc.	87,992	3,792,455
Sonos, Inc.(a)	34,437	461,800
TopBuild Corp.(a)(b)	33,891	3,268,109
ZAGG, Inc.(a)(b)	48,362	303,230

		13,745,782

Independent Power and Renewable Electricity Producers — 0.1%
TerraForm Power, Inc., Class A	21,058	383,782

Insurance — 0.8%
eHealth, Inc.(a)(b)	3,608	240,978
Kinsale Capital Group, Inc.(b)	42,666	4,407,824
National General Holdings Corp.	4,630	106,583
Trupanion, Inc.(a)	8,661	220,163
Universal Insurance Holdings, Inc.	6,742	202,193

		5,177,741

Interactive Media & Services — 1.3%
Care.com, Inc.(a)	48,592	507,786
Cargurus, Inc.(a)(b)	82,269	2,546,226
EverQuote, Inc., Class A(a)	28,110	599,867
QuinStreet, Inc.(a)	48,382	609,129
TrueCar, Inc.(a)	149,862	509,531
Yelp, Inc.(a)	92,317	3,208,016

		7,980,555

Internet & Direct Marketing Retail — 0.5%
1-800-Flowers.com, Inc., Class A(a)(b)	87,429	1,293,512
Etsy, Inc.(a)	12,441	702,917

20	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Internet & Direct Marketing Retail (continued)
Stitch Fix, Inc., Class A(a)(b)	62,198	$1,197,312

		3,193,741

IT Services — 2.4%
CSG Systems International, Inc.	97,739	5,051,152
Endurance International Group Holdings, Inc. (a)	42,788	160,455
Hackett Group, Inc.	88,004	1,448,546
I3 Verticals, Inc., Class A(a)	21,826	439,139
International Money Express, Inc.(a)	94,423	1,297,372
ManTech International Corp., Class A	32,170	2,297,260
NIC, Inc.	31,051	641,203
Perficient, Inc.(a)	20,655	796,870
Science Applications International Corp.	27,632	2,413,655
TTEC Holdings, Inc.	8,011	383,567
Virtusa Corp.(a)	5,236	188,601

		15,117,820

Leisure Products — 0.2%
Malibu Boats, Inc., Class A(a)	34,459	1,057,202
MasterCraft Boat Holdings, Inc.(a)	4,374	65,282
YETI Holdings, Inc.(a)	11,940	334,320

		1,456,804

Life Sciences Tools & Services — 1.0%
10X Genomics, Inc., Class A(a)	10,299	519,070
Adaptive Biotechnologies Corp.(a)(b)	6,276	193,928
Medpace Holdings, Inc.(a)(b)	25,062	2,106,210
NanoString Technologies, Inc.(a)	40,363	871,437
NeoGenomics, Inc.(a)(b)	65,155	1,245,764
Pacific Biosciences of California, Inc.(a)	23,362	120,548
Personalis, Inc.(a)	19,365	284,181
Quanterix Corp.(a)	3,077	67,571
Syneos Health, Inc.(a)	11,449	609,201

		6,017,910

Machinery — 4.9%
Alamo Group, Inc.	2,259	265,929
Albany International Corp., Class A	29,879	2,693,891
Douglas Dynamics, Inc.	5,403	240,812
ESCO Technologies, Inc.	74,809	5,951,804
Evoqua Water Technologies Corp.(a)	82,593	1,405,733
Federal Signal Corp.	66,099	2,164,081
Hillenbrand, Inc.	98,624	3,045,509
John Bean Technologies Corp.	28,954	2,878,896
Meritor, Inc.(a)	45,183	835,886
Miller Industries, Inc.	6,108	203,396
Navistar International Corp.(a)	34,322	964,791
Proto Labs, Inc.(a)	3,646	372,257
RBC Bearings, Inc.(a)	6,513	1,080,572
SPX Corp.(a)	13,782	551,418
Wabash National Corp.	15,302	222,032
Watts Water Technologies, Inc., Class A	37,242	3,490,693
Woodward, Inc.	38,178	4,116,734

		30,484,434

Media — 0.3%
Cardlytics, Inc.(a)	10,854	363,826
Entravision Communications Corp., Class A	123,699	393,363
MSG Networks, Inc., Class A(a)	61,947	1,004,780
Tremor International Ltd.	2,418	4,014

		1,765,983
Metals & Mining — 0.6%
Kaiser Aluminum Corp.	7,595	751,677
Materion Corp.	46,129	2,830,475
Novagold Resources, Inc.(a)	15,225	92,416
Ryerson Holding Corp.(a)	37,411	319,116

		3,993,684

Oil, Gas & Consumable Fuels — 0.3%
Brigham Minerals, Inc., Class A	6,708	133,489
Evolution Petroleum Corp.	196,661	1,148,500

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Matador Resources Co.(a)	14,014	$231,651
Montage Resources Corp.(a)	1	4
Talos Energy, Inc.(a)(b)	11,114	225,948

		1,739,592

Paper & Forest Products — 0.1%
Boise Cascade Co.	28,017	913,074

Personal Products — 0.4%
Medifast, Inc.	20,111	2,084,103
USANA Health Sciences, Inc.(a)	9,717	664,546

		2,748,649

Pharmaceuticals — 2.8%
Aerie Pharmaceuticals, Inc.(a)(b)	38,757	744,910
Amneal Pharmaceuticals, Inc.(a)(b)	164,099	475,887
Amphastar Pharmaceuticals, Inc.(a)	82,854	1,642,995
ANI Pharmaceuticals, Inc.(a)	4,971	362,286
Arvinas, Inc.(a)	15,950	343,723
Cara Therapeutics, Inc.(a)	29,430	537,980
Collegium Pharmaceutical, Inc.(a)(b)	17,303	198,638
Corcept Therapeutics, Inc.(a)(b)	113,383	1,602,669
Dermira, Inc.(a)(b)	56,583	361,565
Endo International PLC(a)	89,333	286,759
Horizon Therapeutics PLC(a)	42,276	1,151,176
Innoviva, Inc.(a)	55,898	589,165
Intersect ENT, Inc.(a)	52,185	887,667
Intra-Cellular Therapies, Inc.(a)	57,193	427,232
NGM Biopharmaceuticals, Inc.(a)	45,120	624,912
Omeros Corp.(a)(b)	57,096	932,378
Pacira BioSciences, Inc.(a)	43,273	1,647,403
Phibro Animal Health Corp., Class A	29,520	629,662
Prestige Consumer Healthcare, Inc.(a)	37,615	1,304,864
Reata Pharmaceuticals, Inc., Class A(a)	12,198	979,377
Supernus Pharmaceuticals, Inc.(a)	22,885	628,880
TherapeuticsMD, Inc.(a)(b)	79,493	288,560
Theravance Biopharma, Inc.(a)	36,437	709,793
Tricida, Inc.(a)	10,295	317,807
Xeris Pharmaceuticals, Inc.(a)(b)	9,535	93,729
Zogenix, Inc.(a)	1,771	70,911

		17,840,928

Professional Services — 2.8%
ASGN, Inc.(a)	36,727	2,308,659
CRA International, Inc.	5,921	248,504
Forrester Research, Inc.	15,748	506,141
Insperity, Inc.	64,399	6,351,029
Kforce, Inc.	99,500	3,764,583
TriNet Group, Inc.(a)	67,869	4,220,773

		17,399,689

Real Estate Management & Development — 0.1%
RE/MAX Holdings, Inc., Class A	5,584	179,581
RMR Group, Inc., Class A	5,604	254,870

		434,451

Road & Rail — 0.5%
Avis Budget Group, Inc.(a)	15,068	425,822
Covenant Transportation Group, Inc., Class A(a)	2,823	46,410
Marten Transport Ltd.	4,494	93,385
Saia, Inc.(a)	8,403	787,361
Universal Logistics Holdings, Inc.	70,063	1,631,067

		2,984,045

Semiconductors & Semiconductor Equipment — 3.1%
Advanced Energy Industries, Inc.(a)	20,624	1,184,024
Ambarella, Inc.(a)	25,266	1,587,589
Amkor Technology, Inc.(a)(b)	297,545	2,707,660
Brooks Automation, Inc.	23,889	884,610
Cirrus Logic, Inc.(a)	77,436	4,149,021
Cohu, Inc.	1,521	20,541
Enphase Energy, Inc.(a)	41,069	912,964

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (continued) September 30, 2019	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
FormFactor, Inc.(a)	4,166	$77,675
Impinj, Inc.(a)	13,598	419,226
Inphi Corp.(a)(b)	20,984	1,281,073
Lattice Semiconductor Corp.(a)(b)	46,714	854,166
Power Integrations, Inc.	21,766	1,968,299
Semtech Corp.(a)	24,812	1,206,111
Silicon Laboratories, Inc.(a)	18,108	2,016,326
SunPower Corp.(a)	5,642	61,893

		19,331,178

Software — 8.9%
A10 Networks, Inc.(a)	190,420	1,321,515
ACI Worldwide, Inc.(a)	67,623	2,118,290
Agilysys, Inc.(a)	2,482	63,564
Alarm.com Holdings, Inc.(a)(b)	36,451	1,700,075
Appfolio, Inc., Class A(a)	1,769	168,303
Avalara, Inc.(a)	4,448	299,306
Benefitfocus, Inc.(a)(b)	108,797	2,590,457
Blackbaud, Inc.	3,201	289,178
Blackline, Inc.(a)	18,744	896,151
Bottomline Technologies DE, Inc.(a)	3,403	133,908
Box, Inc., Class A(a)	150,636	2,494,532
Carbon Black, Inc.(a)(b)	2,708	70,381
Cloudflare, Inc., Class A(a)	23,759	441,205
CommVault Systems, Inc.(a)	6,418	286,949
Cornerstone OnDemand, Inc.(a)(b)	83,240	4,563,217
Datadog, Inc., Class A(a)(b)	7,220	244,830
Digital Turbine, Inc.(a)	25,717	165,746
Domo, Inc., Class B(a)	13,797	220,476
Envestnet, Inc.(a)	5,063	287,072
Everbridge, Inc.(a)	14,080	868,877
Five9, Inc.(a)	27,373	1,471,025
j2 Global, Inc.	37,816	3,434,449
LivePerson, Inc.(a)	48,651	1,736,841
Medallia, Inc.(a)(b)	10,720	294,050
Model N, Inc.(a)	46,724	1,297,058
Paylocity Holding Corp.(a)	53,958	5,265,222
Progress Software Corp.	51,274	1,951,488
PROS Holdings, Inc.(a)(b)	37,643	2,243,523
Q2 Holdings, Inc.(a)	15,738	1,241,256
Qualys, Inc.(a)	2,404	181,670
Rapid7, Inc.(a)	68,760	3,121,016
Rimini Street, Inc.(a)	21,335	93,447
RingCentral, Inc., Class A(a)	30,446	3,825,844
SailPoint Technologies Holding, Inc.(a)	18,972	354,587
SPS Commerce, Inc.(a)	63,952	3,010,221
SVMK, Inc.(a)	73,287	1,253,208
Telenav, Inc.(a)	64,000	305,920
Tenable Holdings, Inc.(a)	18,294	409,420
Upland Software, Inc.(a)	9,153	319,074
Varonis Systems, Inc.(a)	6,542	391,081
Workiva, Inc.(a)(b)	24,682	1,081,812
Yext, Inc.(a)	160,719	2,553,825
Zendesk, Inc.(a)	7,473	544,632
Zix Corp.(a)	36,070	261,147
Zuora, Inc., Class A(a)	18,544	279,087

		56,144,935

Specialty Retail — 2.1%
Aaron’s, Inc.	30,548	1,963,014
American Eagle Outfitters, Inc.	80,538	1,306,326
America’s Car-Mart, Inc.(a)	6,643	609,163
Asbury Automotive Group, Inc.(a)(b)	55,204	5,649,025
Haverty Furniture Cos., Inc.	12	243
Lithia Motors, Inc., Class A	15,162	2,007,146
MarineMax, Inc.(a)	39,102	605,299
National Vision Holdings, Inc.(a)	7,652	184,184
Sleep Number Corp.(a)	9,270	383,036
Sonic Automotive, Inc., Class A	16,922	531,520

		13,238,956

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 1.7%
Crocs, Inc.(a)	76,913	$2,135,105
Deckers Outdoor Corp.(a)	7,029	1,035,793
Oxford Industries, Inc.	54,411	3,901,269
Steven Madden Ltd.	93,818	3,357,746
Wolverine World Wide, Inc.	9,598	271,240

		10,701,153

Thrifts & Mortgage Finance — 0.9%
Essent Group Ltd.	69,588	3,317,260
Federal Agricultural Mortgage Corp., Class C	13,331	1,088,609
NMI Holdings, Inc., Class A(a)	29,601	777,322
Riverview Bancorp, Inc.	24,022	177,282
United Community Financial Corp.	5,956	64,206

		5,424,679

Tobacco — 0.5%
Turning Point Brands, Inc.	8,085	186,440
Vector Group Ltd.	249,476	2,971,259

		3,157,699

Trading Companies & Distributors — 1.8%
Applied Industrial Technologies, Inc.	76,388	4,338,838
BMC Stock Holdings, Inc.(a)	69,229	1,812,415
Foundation Building Materials, Inc.(a)	59,370	919,641
GMS, Inc.(a)	18,645	535,484
H&E Equipment Services, Inc.	66,531	1,920,085
Herc Holdings, Inc.(a)	16,546	769,554
Lawson Products, Inc.(a)	4,418	171,109
SiteOne Landscape Supply, Inc.(a)	9,299	688,312

		11,155,438

Water Utilities — 0.2%
American States Water Co.	11,241	1,010,116
Global Water Resources, Inc.	1,161	13,746

		1,023,862

Wireless Telecommunication Services — 0.2%
Boingo Wireless, Inc.(a)	99,160	1,100,676
Gogo, Inc.(a)(b)	55,404	334,086

		1,434,762

Total Common Stocks — 98.6% (Cost: $577,511,605)		618,460,940

Preferred Stocks — 0.6%

Household Durables — 0.0%
AliphCom:
Series 6 (Acquired 06/03/14, cost $0)(a)(c)(d)(e)	8,264	—
Series 8 (Acquired 08/31/15, cost $1,174,984)(a)(c)(d)(e)	192,156	2

		2

Software — 0.6%
Illumio, Inc., Series C (Acquired 03/10/15, cost $1,000,317)(a)(d)(e)	311,155	1,303,740
Palantir Technologies, Inc., Series I (Acquired 02/06/14, cost $2,499,998)(a)(d)(e)	407,830	2,483,685

		3,787,425

Total Preferred Stocks — 0.6% (Cost: $4,675,299)		3,787,427

22	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Rights — 0.0%

Metals & Mining — 0.0%
Pan American Silver Corp. — CVR(a)(d)	57,348	$12,043

Total Rights — 0.0% (Cost: $ — )		12,043

Total Long-Term Investments — 99.2% (Cost: $582,186,904)		622,260,410

Security	Shares	Value

Short-Term Securities — 7.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.87%(f)(h)	5,370,690	$5,370,690
SL Liquidity Series, LLC, Money Market Series, 2.13%(f)(g)(h)	42,970,281	42,978,875

Total Short-Term Securities — 7.7% (Cost: $48,342,188)		48,349,565

Total Investments — 106.9% (Cost: $630,529,092)		670,609,975

Liabilities in Excess of Other Assets — (6.9)%		(43,306,061)

Net Assets — 100.0%		$627,303,914

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Issuer filed for bankruptcy and/or is in default.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $3,787,427, representing 0.6% of its net assets as of period end, and an original cost of $4,675,299.

(f)	Annualized 7-day yield as of period end.
(g)	Security was purchased with the cash collateral from loaned securities.
(h)

During the year ended September 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/18	Net Activity	Shares Held at 09/30/19	Value at 09/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	7,684,764	(2,314,074)	5,370,690	$5,370,690	$131,034		$—	$—
SL Liquidity Series, LLC, Money Market Series	48,928,861	(5,958,580)	42,970,281	42,978,875	189,464	(b)	664	(761)

				$48,349,565	$320,498		$664	$(761)

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Portfolio Abbreviation

CVR	Contingent Value Rights

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	88	12/20/19	$6,710	$(192,992)

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (continued) September 30, 2019	BlackRock Advantage Small Cap Growth Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Unrealized depreciation on futures contracts(a)	$—	$—	$192,992	$—	$—	$—	$192,992

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended September 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Loss from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$—	$—	$(1,146,287)	$—	$—	$—	$(1,146,287)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(78,242)	$—	$—	$—	$(78,242)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$6,931,805

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$618,460,940	$—	$—	$618,460,940
Preferred Stocks(a)	—	—	3,787,427	3,787,427
Rights(a)	—	—	12,043	12,043
Short-Term Securities	5,370,690	—	—	5,370,690

Subtotal	$623,831,630	$—	$3,799,470	$627,631,100

Investments Valued at NAV(b)				42,978,875

Total Investments.				$670,609,975

Derivative Financial Instruments(c)
Liabilities:
Equity contracts	$(192,992)	$—	$—	$(192,992)

(a)	See above Schedule of Investments for values in each industry.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

24	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments September 30, 2019	BlackRock Mid-Cap Growth Equity Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.0%

Aerospace & Defense — 6.2%
HEICO Corp.(a)	880,595	$109,968,704
Hexcel Corp.	834,484	68,536,171
Mercury Systems, Inc.(a)(b)	345,423	28,037,985
Teledyne Technologies, Inc.(b)	326,507	105,131,989

		311,674,849

Automobiles — 1.7%
Ferrari NV	554,039	85,371,870

Banks — 0.9%
First Republic Bank	185,869	17,973,532
SVB Financial Group(b)	141,132	29,489,531

		47,463,063

Capital Markets — 6.1%
Cboe Global Markets, Inc.	485,971	55,842,928
MarketAxess Holdings, Inc.	110,168	36,080,020
MSCI, Inc.	591,674	128,837,014
Tradeweb Markets, Inc., Class A(a)(h)	2,306,843	85,307,054

		306,067,016

Commercial Services & Supplies — 4.4%
Copart, Inc.(b)	1,672,201	134,327,906
Waste Connections, Inc.	912,767	83,974,564

		218,302,470

Communications Equipment — 2.2%
Motorola Solutions, Inc.	645,969	110,079,577

Diversified Consumer Services — 3.6%
Bright Horizons Family Solutions, Inc.(b)	742,364	113,210,510
ServiceMaster Global Holdings, Inc.(b)	1,208,533	67,556,995

		180,767,505

Diversified Telecommunication Services — 0.8%
GCI Liberty, Inc., Class A(b)	626,451	38,883,813

Electronic Equipment, Instruments & Components — 2.2%
Keysight Technologies, Inc.(b)	1,120,219	108,941,298

Entertainment — 6.2%
Liberty Media Corp. — Liberty Formula One, Class C(b)	2,207,646	91,815,997
Live Nation Entertainment, Inc.(b)	1,646,571	109,233,520
Madison Square Garden Co., Class A(a)(b)	315,447	83,126,593
Netflix, Inc.(b)	93,063	24,905,520

		309,081,630

Equity Real Estate Investment Trusts (REITs) — 2.6%
CoreSite Realty Corp.	235,768	28,728,331
SBA Communications Corp.	415,882	100,289,944

		129,018,275

Health Care Equipment & Supplies — 12.9%
Cooper Cos., Inc.	264,649	78,600,753
IDEXX Laboratories, Inc.(a)(b)	342,989	93,268,999
Masimo Corp.(b)	703,794	104,717,509
SmileDirectClub, Inc.(a)(b)	2,740,608	38,039,639
STERIS PLC	648,960	93,768,230
Teleflex, Inc.	368,835	125,311,691
West Pharmaceutical Services, Inc.	791,635	112,269,676

		645,976,497

Hotels, Restaurants & Leisure — 1.9%
Domino’s Pizza, Inc.	66,393	16,239,064
Vail Resorts, Inc.	343,464	78,158,668

		94,397,732

Interactive Media & Services — 2.8%
ANGI Homeservices, Inc., Class A(a)(b)(h)	3,532,201	25,025,644

Security	Shares	Value

Interactive Media & Services (continued)
IAC/InterActiveCorp(b)	536,361	$116,910,607

		141,936,251

Internet & Direct Marketing Retail — 1.1%
MercadoLibre, Inc.(b)	103,193	56,883,077

IT Services — 10.6%
Adyen NV(b)(c)	141,200	92,856,888
Gartner, Inc.(a)(b)	752,236	107,562,226
InterXion Holding NV(a)(b)	1,189,820	96,922,737
Jack Henry & Associates, Inc.	404,090	58,985,017
Okta, Inc.(a)(b)	1,025,138	100,935,087
Wix.com Ltd.(b)	609,000	71,094,660

		528,356,615

Leisure Products — 1.3%
Peloton Interactive, Inc. (Acquired 08/29/18, cost $11,165,755)(b)(d)	773,241	18,459,582
Peloton Interactive, Inc., Class A(a)(b)	1,761,272	44,207,927

		62,667,509

Life Sciences Tools & Services — 2.0%
10X Genomics, Inc., Class A(b)	520,017	26,208,857
Adaptive Biotechnologies Corp.(a)(b)	1,148,682	35,494,274
Avantor, Inc.(a)(b)	2,673,741	39,303,993

		101,007,124

Machinery — 1.8%
IDEX Corp.	344,134	56,396,680
Nordson Corp.	241,537	35,327,202

		91,723,882

Pharmaceuticals — 1.5%
Catalent, Inc.(a)(b)	1,522,585	72,566,401

Professional Services — 7.0%
CoStar Group, Inc.(b)	228,136	135,330,275
TransUnion	1,307,237	106,029,993
Verisk Analytics, Inc.	698,714	110,494,632

		351,854,900

Road & Rail — 0.2%
Uber Technologies, Inc. (Acquired 06/06/14, cost $5,000,911)(b)(d)	322,368	9,721,652

Semiconductors & Semiconductor Equipment — 4.0%
Cree, Inc.(a)(b)	1,135,682	55,648,418
Monolithic Power Systems, Inc.	396,401	61,691,888
Xilinx, Inc.	849,047	81,423,607

		198,763,913

Software — 12.9%
ANSYS, Inc.(a)(b)	381,735	84,500,860
Coupa Software, Inc.(a)(b)	508,256	65,854,730
Fair Isaac Corp.(a)(b)	469,930	142,633,154
RealPage, Inc.(a)(b)	1,261,501	79,297,953
Synopsys, Inc.(b)	825,548	113,306,463
Tyler Technologies, Inc.(a)(b)	385,518	101,198,475
Zendesk, Inc.(b)	823,133	59,989,933

		646,781,568

Specialty Retail — 0.5%
Carvana Co.(b)	359,705	23,740,530

Textiles, Apparel & Luxury Goods — 1.6%
Canada Goose Holdings, Inc.(a)(b)	1,769,152	77,789,614

Total Common Stocks — 99.0% (Cost: $4,189,263,080)		4,949,818,631

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (continued) September 30, 2019	BlackRock Mid-Cap Growth Equity Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Stocks — 0.4%

Internet & Direct Marketing Retail — 0.4%
Postmates, Inc., Series F (Acquired 01/08/19, cost $16,580,003)(b)(d)(e)	2,077,929	$19,033,830

Software — 0.0%
Palantir Technologies, Inc., Series I (Acquired 02/07/14, cost $2,811,905)0.00%(b)(d)(e)	458,712	2,793,556

Total Preferred Stocks — 0.4% (Cost: $19,391,908)		21,827,386

Total Long-Term Investments — 99.4% (Cost: $4,208,654,988)		4,971,646,017

Security	Shares	Value

Short-Term Securities — 6.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.87%(f)(h)	44,963,337	$44,963,337
SL Liquidity Series, LLC, Money Market Series, 2.13%(f)(g)(h)	287,383,414	287,440,891

Total Short-Term Securities — 6.7% (Cost: $332,379,323)		332,404,228

Total Investments — 106.1% (Cost: $4,541,034,311)		5,304,050,245

Liabilities in Excess of Other Assets — (6.1)%		(303,698,797)

Net Assets — 100.0%		$5,000,351,448

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $50,008,620, representing 1.0% of its net assets as of period end, and an original cost of $35,558,574.

(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Annualized 7-day yield as of period end.
(g)	Security was purchased with the cash collateral from loaned securities.
(h)

During the year ended September 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 09/30/18	Shares Purchased	Shares Sold	Shares Held at 09/30/19	Value at 09/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	18,889,907	26,073,430	—	44,963,337	$44,963,337	$1,234,376		$—	$—
SL Liquidity Series, LLC, Money Market Series(b)	78,886,779	208,496,635	—	287,383,414	287,440,891	469,955	(c)	7,807	20,965
Tradeweb Markets, Inc., Class A	—	2,306,843	—	2,306,843	85,307,054	223,826		—	(5,206,594)

					$417,711,282	$1,928,157		$7,807	$(5,185,629)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

26	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Mid-Cap Growth Equity Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$311,674,849	$—	$—	$311,674,849
Automobiles	85,371,870	—	—	85,371,870
Banks	47,463,063	—	—	47,463,063
Capital Markets	306,067,016	—	—	306,067,016
Commercial Services & Supplies	218,302,470	—	—	218,302,470
Communications Equipment	110,079,577	—	—	110,079,577
Diversified Consumer Services	180,767,505	—	—	180,767,505
Diversified Telecommunication Services	38,883,813	—	—	38,883,813
Electronic Equipment, Instruments &
Components	108,941,298	—	—	108,941,298
Entertainment	309,081,630	—	—	309,081,630
Equity Real Estate Investment Trusts (REITs)	129,018,275	—	—	129,018,275
Health Care Equipment & Supplies	645,976,497	—	—	645,976,497
Hotels, Restaurants & Leisure	94,397,732	—	—	94,397,732
Interactive Media & Services	141,936,251	—	—	141,936,251
Internet & Direct Marketing Retail	56,883,077	—	—	56,883,077
IT Services	435,499,727	92,856,888	—	528,356,615
Leisure Products	44,207,927	18,459,582	—	62,667,509
Life Sciences Tools & Services	101,007,124	—	—	101,007,124
Machinery	91,723,882	—	—	91,723,882
Pharmaceuticals	72,566,401	—	—	72,566,401
Professional Services	351,854,900	—	—	351,854,900
Road & Rail	—	9,721,652	—	9,721,652
Semiconductors & Semiconductor Equipment	198,763,913	—	—	198,763,913
Software	646,781,568	—	—	646,781,568
Specialty Retail	23,740,530	—	—	23,740,530
Textiles, Apparel & Luxury Goods	77,789,614	—	—	77,789,614
Preferred Stocks:
Internet & Direct Marketing Retail	—	—	19,033,830	19,033,830
Software	—	—	2,793,556	2,793,556
Short-Term Securities	44,963,337	—	—	44,963,337

Subtotal	$4,873,743,846	$121,038,122	$21,827,386	$5,016,609,354

Investments Valued at NAV(a)				287,440,891

Total Investments				$5,304,050,245

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (continued) September 30, 2019	BlackRock Mid-Cap Growth Equity Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Stocks
Assets:
Opening Balance, as of September 30, 2018	$28,136,201
Transfers into Level 3	—
Transfers out of Level 3	(25,475,671)
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)(a)(b)	2,586,853
Purchases	16,580,003
Sales	—

Closing Balance, as of September 30, 2019	$21,827,386

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2019(b)	$2,586,853

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2019, is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

28	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

September 30, 2019

	BlackRock Advantage Large Cap Growth Fund	BlackRock Advantage Small Cap Growth Fund	BlackRock Mid-Cap Growth Equity Portfolio

ASSETS
Investments at value — unaffiliated(a)(b)	$788,373,027	$622,260,410	$4,886,338,963
Investments at value — affiliated(c)	8,227,722	48,349,565	417,711,282
Cash	—	3,044	33,572,032
Cash pledged for futures contracts	362,000	280,000	—
Foreign currency at value(d)	79,101	—	1,681
Receivables:
Investments sold	9,178,307	5,554,702	—
Securities lending income — affiliated	694	28,665	106,168
Capital shares sold	247,499	489,329	25,497,419
Dividends — affiliated.	11,871	7,823	115,958
Dividends — unaffiliated	320,478	391,520	805,907
From the Manager	72,525	51,906	185,542
Variation margin on futures contracts	41,265	3,157	—
Prepaid expenses	36,222	40,681	202,329

Total assets	806,950,711	677,460,802	5,364,537,281

LIABILITIES
Cash collateral on securities loaned at value	704,525	42,967,014	287,413,646
Payables:
Investments purchased	8,641,237	4,822,537	57,317,050
Administration fees	27,424	22,132	156,064
Capital shares redeemed	532,506	1,278,647	14,562,175
Investment advisory fees	327,358	180,434	2,818,820
Trustees’ and Officer’s fees	6,325	6,295	17,823
Other accrued expenses	409,933	810,894	1,400,119
Other affiliates	15,881	5,224	23,229
Service and distribution fees	159,276	63,711	476,907

Total liabilities	10,824,465	50,156,888	364,185,833

NET ASSETS	$796,126,246	$627,303,914	$5,000,351,448

NET ASSETS CONSIST OF
Paid-in capital	$645,356,228	$554,476,893	$4,229,812,331
Accumulated earnings	150,770,018	72,827,021	770,539,117

NET ASSETS	$796,126,246	$627,303,914	$5,000,351,448

(a) Investments at cost — unaffiliated	$659,095,002	$582,186,904	$4,118,141,340
(b) Securities loaned at value	$682,675	$42,191,263	$283,800,246
(c) Investments at cost — affiliated	$8,227,704	$48,342,188	$422,892,971
(d) Foreign currency at cost	$84,299	$—	$1,928

F I N A N C I A L S T A T E M E N T S	29

Statements of Assets and Liabilities  (continued)

September 30, 2019

	BlackRock Advantage Large Cap Growth Fund	BlackRock Advantage Small Cap Growth Fund	BlackRock Mid-Cap Growth Equity Portfolio

NET ASSET VALUE
Institutional
Net assets	$ 79,563,668	$ 396,388,129	$ 2,700,531,393

Shares outstanding(a)	4,826,276	22,007,096	94,157,476

Net asset value	$ 16.49	$ 18.01	$ 28.68

Service
Net assets	$ 198,402	$ 11,714,654	$ 61,293,211

Shares outstanding(a)	12,262	798,248	2,364,331

Net asset value	$ 16.18	$ 14.68	$ 25.92

Investor A
Net assets	$ 699,246,899	$ 178,846,673	$ 1,335,466,751

Shares outstanding(a)	44,502,900	13,773,790	53,903,263

Net asset value	$ 15.71	$ 12.98	$ 24.78

Investor C
Net assets	$ 15,277,223	$ 19,205,101	$209,922,703

Shares outstanding(a)	1,144,387	3,393,471	10,925,353

Net asset value	$ 13.35	$ 5.66	$ 19.21

Class K
Net assets	$ 973,282	$ 5,130,582	$652,138,153

Shares outstanding(a)	59,032	284,799	22,691,104

Net asset value	$ 16.49	$ 18.01	$ 28.74

Class R
Net assets	$ 866,772	$ 16,018,775	$40,999,237

Shares outstanding(a)	53,097	1,235,557	1,684,341

Net asset value	$ 16.32	$ 12.96	$ 24.34

(a)	Unlimited number of shares authorized, $ 0.001 par value.

See notes to financial statements.

30	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended September 30, 2019

	BlackRock Advantage Large Cap Growth Fund	BlackRock Advantage Small Cap Growth Fund	BlackRock Mid-Cap Growth Equity Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$11,074,033	$5,605,036	$13,665,368
Dividends — affiliated	163,122	131,034	1,458,202
Interest — unaffiliated	59	292	35,719
Securities lending income — affiliated — net	60,946	189,464	469,955
Other income	7,322	897	—
Foreign taxes withheld	—	(58)	(133,873)

Total investment income	11,305,482	5,926,665	15,495,371

EXPENSES
Investment advisory	4,473,103	2,956,980	22,376,841
Service and distribution — class specific	1,932,893	832,905	4,487,728
Transfer agent — class specific	1,413,129	1,075,773	4,106,439
Administration	326,402	275,343	1,257,921
Administration — class specific	156,983	131,466	670,149
Professional	144,474	53,104	100,305
Registration	95,379	135,499	309,617
Accounting services	80,151	73,003	224,330
Printing	47,930	30,753	57,720
Custodian	32,119	65,968	43,074
Trustees and Officer	23,387	19,205	27,510
Offering	16,687	18,288	—
Board realignment and consolidation	12,955	23,378	31,497
Recoupment of past waived and/or reimbursed fees — class specific	10	—	11,199
Miscellaneous	26,383	45,695	56,070

Total expenses	8,781,985	5,737,360	33,760,400
Less:
Fees waived and/or reimbursed by the Manager	(806,416)	(740,008)	(72,261)
Administration fees waived — class specific	(156,960)	(131,466)	(616,369)
Transfer agent fees waived and/or reimbursed — class specific	(1,021,522)	(746,859)	(1,886,716)

Total expenses after fees waived and/or reimbursed	6,797,087	4,119,027	31,185,054

Net investment income (loss)	4,508,395	1,807,638	(15,689,683)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	23,274,937	43,381,609	28,779,294
Investments — affiliated	2,423	664	7,807
Futures contracts	11,022	(1,146,287)	—
Foreign currency transactions	—	—	133,971

	23,288,382	42,235,986	28,921,072

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(25,310,291)	(103,049,577)	269,330,740
Investments — affiliated	18	(761)	(5,185,629)
Futures contracts	(101,632)	(78,242)	—
Foreign currency translations	(5,160)	—	(99)

	(25,417,065)	(103,128,580)	264,145,012

Net realized and unrealized gain (loss)	(2,128,683)	(60,892,594)	293,066,084

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,379,712	$(59,084,956)	$277,376,401

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	31

Statements of Changes in Net Assets

	BlackRock Advantage Large Cap Growth Fund		BlackRock Advantage Small Cap Growth Fund		BlackRock Mid-Cap Growth Equity Portfolio
	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
	2019	2018	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$4,508,395	$4,324,280	$1,807,638	$1,385,582	$(15,689,683)	$(10,040,486)
Net realized gain	23,288,382	62,748,523	42,235,986	140,092,939	28,921,072	107,012,679
Net change in unrealized appreciation (depreciation)	(25,417,065)	103,074,108	(103,128,580)	7,225,988	264,145,012	277,165,090

Net increase (decrease) in net assets resulting from operations	2,379,712	170,146,911	(59,084,956)	148,704,509	277,376,401	374,137,283

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(5,518,754)	(4,040,287)	(74,458,038)	(54,176,723)	(46,726,775)	(10,878,492)
Service	(11,470)	(11,593)	(2,791,794)	(1,109,598)	(1,401,342)	(588,451)
Investor A	(54,769,508)	(40,782,554)	(44,990,538)	(18,414,772)	(34,767,549)	(19,108,122)
Investor B	—	(23,111)	—	—	—	(5,707)
Investor C	(1,425,491)	(3,038,950)	(9,282,270)	(3,695,483)	(7,179,094)	(3,228,373)
Class K	(44,757)	—	(350,176)	—	(6,780,414)	(258,191)
Class R	(108,589)	(102,816)	(4,253,264)	—	(1,021,014)	(406,455)

Decrease in net assets resulting from distributions to shareholders	(61,878,569)	(47,999,311)	(136,126,080)	(77,396,576)	(97,876,188)	(34,473,791)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,592,425)	297,413,538	19,995,066	(30,619,022)	2,596,390,711	980,397,582

NET ASSETS(b)
Total increase (decrease) in net assets	(61,091,282)	419,561,138	(175,215,970)	40,688,911	2,775,890,924	1,320,061,074
Beginning of year	857,217,528	437,656,390	802,519,884	761,830,973	2,224,460,524	904,399,450

End of year	$796,126,246	$857,217,528	$627,303,914	$802,519,884	$5,000,351,448	$2,224,460,524

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

32	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund

	Institutional

	Year Ended September 30,
	2019	2018	2017 (a)	2016 (a)	2015 (a)

Net asset value, beginning of year	$17.89	$15.20	$12.32	$12.07	$14.51

Net investment income(b)	0.13	0.13	0.12	0.10	0.06
Net realized and unrealized gain (loss)	(0.22)	3.52	2.87	1.06	(0.25)

Net increase (decrease) from investment operations	(0.09)	3.65	2.99	1.16	(0.19)

Distributions(c)
From net investment income	(0.13)	(0.08)	(0.11)	(0.07)	(0.41)
From net realized gain	(1.18)	(0.88)	—	(0.84)	(1.84)

Total distributions	(1.31)	(0.96)	(0.11)	(0.91)	(2.25)

Net asset value, end of year	$16.49	$17.89	$15.20	$12.32	$12.07

Total Return(d)
Based on net asset value	0.41%	25.31%	24.43%	9.75%	(2.15)%

Ratios to Average Net Assets
Total expenses	0.87%	0.86%	1.10%	1.14%	1.11	%(e)

Total expenses after fees waived and/or reimbursed	0.62%	0.62%	0.84%	0.92%	0.92	%(e)

Net investment income	0.82%	0.83%	0.91%	0.86%	0.46	%(e)

Supplemental Data
Net assets, end of year (000)	$79,564	$74,886	$36,574	$37,417	$40,870

Portfolio turnover rate	154%	162%	130%	36%	156%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)

	Service

	Year Ended September 30,
	2019		2018	2017 (a)	2016 (a)		2015 (a)

Net asset value, beginning of year	$17.57		$14.95	$12.12	$11.86		$14.29

Net investment income(b)	0.09		0.09	0.08	0.06		0.01
Net realized and unrealized gain (loss)	(0.22)		3.46	2.82	1.05		(0.24)

Net increase (decrease) from investment operations	(0.13)		3.55	2.90	1.11		(0.23)

Distributions(c)
From net investment income	(0.08)		(0.05)	(0.07)	(0.01)		(0.36)
From net realized gain	(1.18)		(0.88)	—	(0.84)		(1.84)

Total distributions	(1.26)		(0.93)	(0.07)	(0.85)		(2.20)

Net asset value, end of year	$16.18		$17.57	$14.95	$12.12		$11.86

Total Return(d)
Based on net asset value	0.15%		24.96%	24.03%	9.44%		(2.49)%

Ratios to Average Net Assets
Total expenses.	0.98	%(e)	1.03%	1.24%	1.26	%(e)	1.33	%(e),(f)

Total expenses after fees waived and/or reimbursed	0.87%		0.87%	1.11%	1.24%		1.23	%(f)

Net investment income	0.57%		0.55%	0.59%	0.54%		0.10	%(f)

Supplemental Data
Net assets, end of year (000)	$198		$160	$189	$119		$108

Portfolio turnover rate	154%		162%	130%	36%		156%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Expense ratios	0.97%	N/A	N/A	1.21%	1.30%

(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

34	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)

	Investor A

	Year Ended September 30,
	2019	2018	2017 (a)	2016 (a)	2015 (a)

Net asset value, beginning of year	$17.11	$14.59	$11.83	$11.61	$14.04

Net investment income(b)	0.09	0.09	0.08	0.06	0.02
Net realized and unrealized gain (loss)	(0.22)	3.37	2.75	1.02	(0.24)

Net increase (decrease) from investment operations	(0.13)	3.46	2.83	1.08	(0.22)

Distributions(c)
From net investment income	(0.09)	(0.06)	(0.07)	(0.02)	(0.37)
From net realized gain	(1.18)	(0.88)	—	(0.84)	(1.84)

Total distributions	(1.27)	(0.94)	(0.07)	(0.86)	(2.21)

Net asset value, end of year	$15.71	$17.11	$14.59	$11.83	$11.61

Total Return(d)
Based on net asset value	0.15%	24.98%	24.03%	9.39%	(2.46)%

Ratios to Average Net Assets
Total expenses	1.12%	1.12%	1.35%	1.42%	1.41	%(e)

Total expenses after fees waived and/or reimbursed	0.87%	0.87%	1.13%	1.24%	1.24	%(e)

Net investment income	0.57%	0.58%	0.60%	0.54%	0.14	%(e)

Supplemental Data
Net assets, end of year (000)	$699,247	$730,996	$351,398	$323,297	$355,844

Portfolio turnover rate	154%	162%	130%	36%	156%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	35

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)

	Investor C

	Year Ended September 30,
	2019	2018	2017 (a)	2016 (a)	2015 (a)

Net asset value, beginning of year	$14.55	$12.53	$10.19	$10.16	$12.57

Net investment loss(b)	(0.03)	(0.03)	(0.02)	(0.02)	(0.07)
Net realized and unrealized gain (loss)	(0.17)	2.89	2.36	0.89	(0.20)

Net increase (decrease) from investment operations	(0.20)	2.86	2.34	0.87	(0.27)

Distributions(c)
From net investment income	—	—	—	—	(0.30)
From net realized gain	(1.00)	(0.84)	—	(0.84)	(1.84)

Total distributions	(1.00)	(0.84)	—	(0.84)	(2.14)

Net asset value, end of year	$13.35	$14.55	$12.53	$10.19	$10.16

Total Return(d)
Based on net asset value	(0.59)%	24.09%	22.96%	8.63%	(3.26)%

Ratios to Average Net Assets
Total expenses	1.85%	1.87%	2.12%	2.17%	2.15	%(e)

Total expenses after fees waived and/or reimbursed	1.62%	1.62%	1.91%	2.01%	2.01	%(e)

Net investment loss	(0.22)%	(0.19)%	(0.16)%	(0.23)%	(0.63	)%(e)

Supplemental Data
Net assets, end of year (000)	$15,277	$48,702	$46,804	$63,586	$72,966

Portfolio turnover rate	154%	162%	130%	36%	156%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

36	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)

	Class K
	Year Ended 09/30/2019	Period from 01/25/2018 (a) to 09/30/2018

Net asset value, beginning of period	$17.89	$16.37

Net investment income(b)	0.14	0.11
Net realized and unrealized gain (loss)	(0.23)	1.41

Net increase (decrease) from investment operations	(0.09)	1.52

Distributions(c)
From net investment income	(0.13)	—
From net realized gain	(1.18)	—

Total distributions	(1.31)	—

Net asset value, end of period	$16.49	$17.89

Total Return(d)
Based on net asset value	0.47%	9.29	%(e)

Ratios to Average Net Assets
Total expenses	0.71%	0.72	%(f)

Total expenses after fees waived and/or reimbursed	0.57%	0.57	%(f)

Net investment income	0.85%	0.93	%(f)

Supplemental Data
Net assets, end of period (000)	$ 973	$ 609

Portfolio turnover rate	154%	162	%(g)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	37

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)

	Class R

	Year Ended September 30,

	2019	2018	2017 (a)	2016 (a)	2015 (a)

Net asset value, beginning of year	$17.69	$15.01	$12.17	$11.94	$14.41

Net investment income (loss)(b)	0.05	0.05	0.04	0.02	(0.03)
Net realized and unrealized gain (loss)	(0.23)	3.49	2.84	1.05	(0.25)

Net increase (decrease) from investment operations	(0.18)	3.54	2.88	1.07	(0.28)

Distributions(c)
From net investment income	(0.01)	—	(0.04)	—	(0.35)
From net realized gain	(1.18)	(0.86)	—	(0.84)	(1.84)

Total distributions	(1.19)	(0.86)	(0.04)	(0.84)	(2.19)

Net asset value, end of year	$16.32	$17.69	$15.01	$12.17	$11.94

Total Return(d)
Based on net asset value	(0.15)%	24.68%	23.68%	9.04%	(2.86)%

Ratios to Average Net Assets
Total expenses	1.42%	1.40%	1.66%	1.74%	1.69	%(e)

Total expenses after fees waived and/or reimbursed	1.12%	1.12%	1.45%	1.60%	1.60	%(e)

Net investment income (loss)	0.33%	0.30%	0.28%	0.20%	(0.23	)%(e)

Supplemental Data
Net assets, end of year (000)	$867	$1,864	$2,332	$1,875	$1,138

Portfolio turnover rate	154%	162%	130%	36%	156%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

38	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund

	Institutional

	Year Ended September 30,

	2019	2018	2017	2016	2015

Net asset value, beginning of year	$23.65	$21.37	$17.94	$17.82	$22.28

Net investment income(a)	0.07	0.07	0.07	0.03	0.02
Net realized and unrealized gain (loss)	(2.03)	4.48	3.37	1.11	0.49

Net increase (decrease) from investment operations	(1.96)	4.55	3.44	1.14	0.51

Distributions(b)
From net investment income	(0.05)	(0.09)	(0.01)	—	—
From net realized gain	(3.63)	(2.18)	—	(1.02)	(4.97)

Total distributions	(3.68)	(2.27)	(0.01)	(1.02)	(4.97)

Net asset value, end of year	$18.01	$23.65	$21.37	$17.94	$17.82

Total Return(c)
Based on net asset value	(6.80)%	23.62%	19.18%	6.81%	2.35%

Ratios to Average Net Assets
Total expenses	0.74%	0.82%	0.77%	0.86%	0.82%

Total expenses after fees waived and/or reimbursed	0.50%	0.50%	0.56%	0.86%	0.82%

Net investment income	0.40%	0.32%	0.34%	0.20%	0.12%

Supplemental Data
Net assets, end of year (000)	$396,388	$502,400	$533,904	$490,215	$503,423

Portfolio turnover rate	120%	129%	100%	103%	137%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)

	Service

	Year Ended September 30,

	2019	2018	2017	2016		2015

Net asset value, beginning of year	$20.07	$18.46	$15.53	$15.55		$20.05

Net investment income (loss)(a)	0.02	0.01	0.01	(0.01)		(0.03)
Net realized and unrealized gain (loss)	(1.76)	3.81	2.92	0.97		0.43

Net increase (decrease) from investment operations	(1.74)	3.82	2.93	0.96		0.40

Distributions(b)
From net investment income	(0.02)	(0.03)	—	—		—
From net realized gain	(3.63)	(2.18)	—	(0.98)		(4.90)

Total distributions	(3.65)	(2.21)	—	(0.98)		(4.90)

Net asset value, end of year	$14.68	$20.07	$18.46	$15.53		$15.55

Total Return(c)
Based on net asset value	(6.98)%	23.27%	18.87%	6.57%		2.00%

Ratios to Average Net Assets
Total expenses	1.00%	1.02%	1.04%	1.13	%(d)	1.12%

Total expenses after fees waived and/or reimbursed	0.75%	0.75%	0.82%	1.13%		1.12%

Net investment income (loss)	0.15%	0.07%	0.07%	(0.07)%		(0.17)%

Supplemental Data
Net assets, end of year (000)	$11,715	$15,257	$9,545	$12,054		$19,596

Portfolio turnover rate	120%	129%	100%	103%		137%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

40	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)

	Investor A

	Year Ended September 30,

	2019	2018	2017	2016	2015

Net asset value, beginning of year	$18.25	$16.97	$14.28	$14.38	$18.91

Net investment income (loss)(a)	0.02	0.01	0.01	(0.01)	(0.03)
Net realized and unrealized gain (loss)	(1.65)	3.47	2.68	0.88	0.41

Net increase (decrease) from investment operations	(1.63)	3.48	2.69	0.87	0.38

Distributions(b)
From net investment income	(0.01)	(0.02)	—	—	—
From net realized gain	(3.63)	(2.18)	—	(0.97)	(4.91)

Total distributions	(3.64)	(2.20)	—	(0.97)	(4.91)

Net asset value, end of year	$12.98	$18.25	$16.97	$14.28	$14.38

Total Return(c)
Based on net asset value	(7.05)%	23.27%	18.84%	6.57%	2.01%

Ratios to Average Net Assets
Total expenses	1.00%	1.11%	1.07%	1.14%	1.13%

Total expenses after fees waived and/or reimbursed	0.75%	0.75%	0.82%	1.14%	1.13%

Net investment income (loss)	0.15%	0.06%	0.07%	(0.09)%	(0.17)%

Supplemental Data
Net assets, end of year (000)	$178,847	$223,619	$198,777	$250,357	$255,692

Portfolio turnover rate	120%	129%	100%	103%	137%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)

	Investor C

	Year Ended September 30,

	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.34	$10.48	$8.88	$9.37	$13.99

Net investment loss(a)	(0.04)	(0.07)	(0.07)	(0.08)	(0.10)
Net realized and unrealized gain (loss)	(1.07)	1.98	1.67	0.56	0.30

Net increase (decrease) from investment operations	(1.11)	1.91	1.60	0.48	0.20

Distributions from net realized gain(b)	(3.57)	(2.05)	—	(0.97)	(4.82)

Net asset value, end of year	$5.66	$10.34	$10.48	$8.88	$9.37

Total Return(c)
Based on net asset value	(7.78)%	22.36%	18.02%	5.72%	1.19%

Ratios to Average Net Assets
Total expenses	1.77%	1.93%	1.85%	1.95%	1.91%

Total expenses after fees waived and/or reimbursed	1.50%	1.50%	1.57%	1.95%	1.91%

Net investment loss	(0.62)%	(0.69)%	(0.69)%	(0.90)%	(0.96)%

Supplemental Data
Net assets, end of year (000)	$19,205	$35,847	$19,605	$23,689	$28,109

Portfolio turnover rate	120%	129%	100%	103%	137%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See notes to financial statements.

42	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)

	Class K

	Year Ended 09/30/2019	Period from 01/25/2018 (a) to 09/30/2018

Net asset value, beginning of period	$23.65	$20.82

Net investment income(b)	0.09	0.05
Net realized and unrealized gain (loss)	(2.04)	2.78

Net increase (decrease) from investment operations	(1.95)	2.83

Distributions(c)
From net investment income	(0.06)	—
From net realized gain	(3.63)	—

Total distributions	(3.69)	—

Net asset value, end of period	$18.01	$23.65

Total Return(d)
Based on net asset value	(6.75)%	13.59	%(e)

Ratios to Average Net Assets
Total expenses	0.60%	0.67	%(f)(g)

Total expenses after fees waived and/or reimbursed	0.45%	0.45	%(f)

Net investment income	0.52%	0.30	%(f)

Supplemental Data
Net assets, end of period (000)	$5,131	$2,221

Portfolio turnover rate	120%	129	%(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)

Offering, board realignment and consolidation and reorganization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 0.68%.

(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	43

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)

	Class R

	Year Ended 09/30/2019	Period from 03/02/2018 (a) to 09/30/2018

Net asset value, beginning of period	$18.22	$15.55

Net investment loss(b)	(0.01)	(0.02)
Net realized and unrealized gain (loss)	(1.64)	2.69

Net increase (decrease) from investment operations	(1.65)	2.67

Distributions from net realized gain(c)	(3.61)	—

Net asset value, end of period	$12.96	$18.22

Total Return(d)
Based on net asset value	(7.27)%	17.17	%(e)

Ratios to Average Net Assets
Total expenses	1.30%	1.38	%(f)(g)

Total expenses after fees waived and/or reimbursed	1.00%	1.00	%(f)

Net investment loss	(0.10)%	(0.20	)%(f)

Supplemental Data
Net assets, end of period (000)	$16,019	$23,175

Portfolio turnover rate	120%	129	%(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)

Offering, board realignment and consolidation and reorganization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.39%.

(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

44	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio

	Institutional

	Year Ended September 30,

	2019	2018		2017		2016		2015

Net asset value, beginning of year	$27.87	$22.10		$17.87		$16.42		$17.67

Net investment loss(a)	(0.09)	(0.11)		(0.05	)(b)	(0.12)		(0.11)
Net realized and unrealized gain	1.95	6.63		4.28		2.00		0.77

Net increase from investment operations	1.86	6.52		4.23		1.88		0.66

Distributions from net realized gain(c)	(1.05)	(0.75)		—		(0.43)		(1.91)

Net asset value, end of year	$28.68	$27.87		$22.10		$17.87		$16.42

Total Return(d)
Based on net asset value	7.43%	30.34%		23.67%		11.60%		4.37%

Ratios to Average Net Assets
Total expenses	0.87%	0.93	%(e)	1.08	%(e)	1.11	%(e)	1.06	%(e)

Total expenses after fees waived and/or reimbursed	0.80%	0.86%		1.08%		1.08%		1.05%

Net investment loss	(0.34)%	(0.45)%		(0.25	)%(b)	(0.71)%		(0.61)%

Supplemental Data
Net assets, end of year (000)	$2,700,531	$1,063,328		$278,701		$99,759		$84,605

Portfolio turnover rate	38%	43%		59%		81%		95%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Expense ratios	N/A	0.93%	1.07%	1.10%	1.06%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Service

	Year Ended September 30,

	2019	2018		2017		2016		2015

Net asset value, beginning of year	$25.30	$20.18		$16.35		$15.00		$16.34

Net investment loss(a)	(0.15)	(0.17)		(0.12	)(b)	(0.13)		(0.16)
Net realized and unrealized gain	1.76	6.04		3.95		1.82		0.71

Net increase from investment operations	1.61	5.87		3.83		1.69		0.55

Distributions from net realized gain(c)	(0.99)	(0.75)		—		(0.34)		(1.89)

Net asset value, end of year	$25.92	$25.30		$20.18		$16.35		$15.00

Total Return(d)
Based on net asset value	7.15%	30.03%		23.43%		11.39%		3.94%

Ratios to Average Net Assets
Total expenses	1.16%	1.25	%(e)	1.29%		1.26	%(e)	1.50	%(e)

Total expenses after fees waived and/or reimbursed	1.05%	1.12%		1.29%		1.25%		1.48%

Net investment loss	(0.59)%	(0.73)%		(0.67	)%(b)	(0.88)%		(1.00)%

Supplemental Data
Net assets, end of year (000)	$61,293	$33,768		$12,718		$1,343		$1,384

Portfolio turnover rate	38%	43%		59%		81%		95%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Expense ratios	N/A	1.25%	N/A	1.24%	1.42%

See notes to financial statements.

46	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Investor A

	Year Ended September 30,

	2019	2018		2017		2016	2015

Net asset value, beginning of year	$24.22	$19.30		$15.66		$14.43	$15.78

Net investment loss(a)	(0.14)	(0.18)		(0.10	)(b)	(0.15)	(0.14)
Net realized and unrealized gain	1.68	5.79		3.74		1.76	0.67

Net increase from investment operations	1.54	5.61		3.64		1.61	0.53

Distributions from net realized gain(c)	(0.98)	(0.69)		—		(0.38)	(1.88)

Net asset value, end of year	$24.78	$24.22		$19.30		$15.66	$14.43

Total Return(d)
Based on net asset value	7.17%	29.98%		23.24%		11.29%	4.01%

Ratios to Average Net Assets
Total expenses	1.16%	1.29	%(e)	1.41	%(e)	1.45%	1.43	%(e)

Total expenses after fees waived and/or reimbursed	1.05%	1.19%		1.39%		1.39%	1.39%

Net investment loss	(0.58)%	(0.82)%		(0.59	)%(b)	(1.02)%	(0.89)%

Supplemental Data
Net assets, end of year (000)	$1,335,467	$801,263		$525,736		$394,544	$350,962

Portfolio turnover rate	38%	43%		59%		81%	95%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,

	2019	2018	2017	2016	2015

Expense ratios	N/A	1.26%	1.39%	N/A	1.43%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Investor C

	Year Ended September 30,

	2019	2018		2017		2016		2015

Net asset value, beginning of year	$19.04	$15.36		$12.55		$11.68		$13.16

Net investment loss(a)	(0.24)	(0.26)		(0.18	)(b)	(0.20)		(0.21)
Net realized and unrealized gain	1.28	4.57		2.99		1.41		0.55

Net increase from investment operations	1.04	4.31		2.81		1.21		0.34

Distributions from net realized gain(c)	(0.87)	(0.63)		—		(0.34)		(1.82)

Net asset value, end of year	$19.21	$19.04		$15.36		$12.55		$11.68

Total Return(d)
Based on net asset value	6.33%	29.05%		22.39%		10.48%		3.23%

Ratios to Average Net Assets
Total expenses	1.86%	1.94	%(e)	2.11	%(e)	2.14	%(e)	2.16	%(e)

Total expenses after fees waived and/or reimbursed	1.80%	1.88%		2.10%		2.12%		2.16%

Net investment loss	(1.33)%	(1.49)%		(1.30	)%(b)	(1.75)%		(1.67)%

Supplemental Data
Net assets, end of year (000)	$209,923	$164,083		$72,814		$52,723		$44,719

Portfolio turnover rate	38%	43%		59%		81%		95%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,

	2019	2018	2017	2016	2015

Expense ratios	N/A	1.94%	2.10%	2.13%	2.12%

See notes to financial statements.

48	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Class K

	Year Ended September 30,						Period from 03/28/2016 (a) to 09/30/2016
	2019		2018		2017

Net asset value, beginning of period	$27.93		$22.14		$17.88		$15.57

Net investment loss(b)	(0.09)		(0.07)		(0.03	)(c)	(0.05)
Net realized and unrealized gain	1.96		6.62		4.29		2.36

Net increase from investment operations	1.87		6.55		4.26		2.31

Distributions from net realized gain(d)	(1.06)		(0.76)		—		—

Net asset value, end of period	$28.74		$27.93		$22.14		$17.88

Total Return(e)
Based on net asset value	7.47%		30.46%		23.83%		14.84	%(f)

Ratios to Average Net Assets
Total expenses	0.76	%(g)	0.80	%(g)	0.95%		0.98	%(h)

Total expenses after fees waived and/or reimbursed	0.75%		0.76%		0.95%		0.97	%(h)

Net investment loss	(0.31)%		(0.29)%		(0.17	)%(c)	(0.59	)%(h)

Supplemental Data
Net assets, end of period (000)	$652,138		$139,138		$4,103		$230

Portfolio turnover rate	38%		43%		59%		81	%(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,			Period from 03/28/2016 (a) to 09/30/2016
	2019	2018	2017

Expense ratios	0.75%	0.80%	N/A	N/A

(h)	Annualized.
(i)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Class R

	Year Ended September 30,
	2019	2018		2017		2016	2015

Net asset value, beginning of year	$23.83	$19.02		$15.47		$14.27	$15.63

Net investment loss(a)	(0.19)	(0.22)		(0.14	)(b)	(0.18)	(0.18)
Net realized and unrealized gain	1.65	5.69		3.69		1.72	0.68

Net increase from investment operations	1.46	5.47		3.55		1.54	0.50

Distributions from net realized gain(c)	(0.95)	(0.66)		—		(0.34)	(1.86)

Net asset value, end of year	$24.34	$23.83		$19.02		$15.47	$14.27

Total Return(d)
Based on net asset value	6.89%	29.63%		22.95%		10.94%	3.79%

Ratios to Average Net Assets
Total expenses	1.47%	1.59	%(e)	1.76%		1.78%	1.73%

Total expenses after fees waived and/or reimbursed	1.30%	1.43%		1.65%		1.65%	1.65%

Net investment loss	(0.83)%	(1.05)%		(0.86	)%(b)	(1.28)%	(1.15)%

Supplemental Data
Net assets, end of year (000)	$40,999	$22,880		$10,177		$7,646	$7,495

Portfolio turnover rate	38%	43%		59%		81%	95%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Expense ratios	N/A	1.58%	N/A	N/A	N/A

See notes to financial statements.

50	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Advantage Large Cap Growth Fund	Advantage Large Cap Growth	Diversified
BlackRock Advantage Small Cap Growth Fund	Advantage Small Cap Growth	Diversified
BlackRock Mid-Cap Growth Equity Portfolio	Mid-Cap Growth Equity	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a 1.00% CDSC if redeemed within one year of purchase. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. Service, Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Funds adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Prior Year Reorganization: The Board of Trustees of the Trust (the “Board”), the Boards of BlackRock Series, Inc. and BlackRock Master LLC and the shareholders of BlackRock Small Cap Growth Fund II ( a series of BlackRock Series, Inc.) (the ‘‘Target Fund’’) approved the in-kind liquidation of BlackRock Master Small Cap Growth Portfolio (a series of BlackRock Master LLC) into the Target Fund, followed by the reorganization of the Target Fund into Advantage Small Cap Growth. As a result, Advantage Small Cap Growth acquired substantially all of the assets and assumed certain stated liabilities of the Target Fund in exchange for an equal aggregate value of Advantage Small Cap Growth shares.

Each shareholder of the Target Fund received shares of Advantage Small Cap Growth with the same class designation and an aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on March 2, 2018.

The reorganization was accomplished by a tax-free exchange of shares of Advantage Small Cap Growth in the following amounts and at the following conversion ratios:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Advantage Small Cap Growth’s Share Class	Shares of Advantage Small Cap Growth
Institutional	3,867,557	0.69634503	Institutional	2,693,154
Investor A	4,713,399	0.83917948	Investor A	3,955,388
Investor C	1,423,695	1.12273161	Investor C	1,598,427
Class R	1,681,044	0.75084988	Class R	1,262,212

The Target Fund’s net assets and composition of net assets on March 2, 2018, the valuation date of the reorganization, was as follows:

Net Assets	Paid-in Capital	Accumulated Net Realized Loss	Net Unrealized Appreciation
$149,432,449	$127,508,082	$(696,134)	$22,620,501

For financial reporting purposes, assets received and shares issued by Advantage Small Cap Growth were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of Advantage Small Cap Growth’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements  (continued)

The net assets of Advantage Small Cap Growth before the reorganization were $520,081,873. The aggregate net assets of Advantage Small Cap Growth immediately after the reorganization amounted to $669,514,322. The Target Fund’s fair value and cost of investments prior to the reorganization was as follows:

	Fair Value of Investments	Cost of Investments
Target Fund	$148,513,365	$125,892,864

The purpose of this transaction was to combine three funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on March 5, 2018.

Assuming the reorganization had been completed on October 1, 2017, the beginning of the fiscal reporting period of Advantage Small Cap Growth, the pro forma results of operations for the year ended September 30, 2018, are as follows:

•	Net investment income: $1,586,829

•	Net realized and change in unrealized gain/loss on investments: $140,556,889

•	Net increase in net assets resulting from operations: $142,143,718

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in Advantage Small Cap Growth’s Statement of Operations since March 5, 2018.

Reorganization costs incurred by Advantage Small Cap Growth in connection with the reorganization were expensed by Advantage Small Cap Growth. The Manager reimbursed the Fund $88,500.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, are recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

52	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements  (continued)

deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2019, certain investments of the Funds were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

54	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Advantage Large Cap Growth
Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Barclays Capital, Inc.	$335,492	$(335,492)	$—
UBS Securities LLC	347,183	(347,183)	—

	$682,675	$(682,675)	$—

Advantage Small Cap Growth
Counterparty	Securities Loaned at Value (b)	Cash Collateral Received (a)	Net Amount (c)
Barclays Capital, Inc.	$994,597	$(994,597)	$—
Citigroup Global Markets, Inc.	14,430,785	(14,430,785)	—
Credit Suisse Securities (USA) LLC	1,384,154	(1,329,723)	54,431
Deutsche Bank Securities, Inc.	1,965,113	(1,965,113)	—
Goldman Sachs & Co.	6,042,425	(6,042,425)	—
Jefferies LLC	544,724	(544,724)	—
JP Morgan Securities LLC	14,620,755	(14,620,755)	—
National Financial Services LLC	1,047,291	(1,047,291)	—
SG Americas Securities LLC	161,116	(159,805)	1,311
State Street Bank & Trust Co.	918,904	(918,904)	—
TD Prime Services LLC	13,149	(13,149)	—
UBS Securities LLC	68,250	(60,752)	7,498

	$42,191,263	$(42,128,023)	$63,240

Mid-Cap Growth Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (c)
Barclays Capital, Inc.	$26,028,550	$(26,028,550)	$—
BofA Securities, Inc.	2,834,000	(2,834,000)	—
Citigroup Global Markets, Inc.	37,169,561	(37,169,561)	—
Credit Suisse Securities (USA) LLC	5,866,183	(5,716,731)	149,452
Deutsche Bank Securities, Inc.	1,672,100	(1,672,100)	—
Goldman Sachs & Co.	9,726,281	(9,726,281)	—
Jefferies LLC	669,980	(669,980)	—
JP Morgan Securities LLC	118,916,650	(118,916,650)	—
Morgan Stanley & Co. LLC	79,335,458	(79,335,458)	—
SG Americas Securities LLC	280,566	(280,566)	—
State Street Bank & Trust Co.	233,207	(233,207)	—
TD Prime Services LLC	1,067,710	(1,067,710)	—

	$283,800,246	$(283,650,794)	$149,452

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

(b)	Securities loaned with a value of $58,893 have been sold and are pending settlement as of September 30, 2019.
(c)

The market value of the loaned securities is determined as of September 30, 2019. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements  (continued)

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees
Average Daily Net Assets	Advantage Large Cap Growth	Advantage Small Cap Growth	Mid-Cap Growth Equity
First $1 Billion	0.570%	0.450%	0.700%
$1 Billion — $3 Billion	0.540	0.420	0.660
$3 Billion — $5 Billion	0.510	0.410	0.630
$5 Billion — $10 Billion	0.500	0.390	0.610
Greater than $10 Billion	0.480	0.380	0.600

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended September 30, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor C	Class R	Total
Advantage Large Cap Growth	$ 434	$1,722,650	$ 203,495	$ 6,314	$1,932,893
Advantage Small Cap Growth	32,093	479,609	228,636	92,567	832,905
Mid-Cap Growth Equity	120,835	2,477,483	1,730,732	158,678	4,487,728

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

56	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For the year ended September 30, 2019, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Advantage Large Cap Growth	$ 14,777	$ 35	$137,665	$4,092	$ 161	$ 253	$156,983
Advantage Small Cap Growth	81,582	2,572	38,454	4,594	560	3,704	131,466
Mid-Cap Growth Equity	352,108	9,637	197,640	34,512	69,922	6,330	670,149

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2019, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor C	Investor A	Total
Advantage Large Cap Growth	$ —	$—	$—	$ 36	$ 36
Advantage Small Cap Growth	3,113	—	—	7,083	10,196
Mid-Cap Growth Equity	536	3	3	1,803	2,345

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended September 30, 2019, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Advantage Large Cap Growth	$1,453	$57,009	$2,164	$24	$ 15	$ 60,665
Advantage Small Cap Growth	1,354	8,846	2,527	—	7	12,734
Mid-Cap Growth Equity	5,658	98,771	6,468	977	568	112,442

For the year ended September 30, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Advantage Large Cap Growth	$127,854	$59	$1,250,069	$32,206	$128	$2,813	$1,413,129
Advantage Small Cap Growth	644,507	21,351	326,933	42,815	703	39,464	1,075,773
Mid-Cap Growth Equity	2,197,415	77,333	1,548,824	189,934	24,369	68,564	4,106,439

Other Fees: For the year ended September 30, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Advantage Large Cap Growth	$7,892
Advantage Small Cap Growth	11,874
Mid-Cap Growth Equity.	166,236

For the year ended September 30, 2019, affiliates received CDSCs as follows:

	Investor A	Investor C
Advantage Large Cap Growth	$—	$629
Advantage Small Cap Growth	2,576	1,071
Mid-Cap Growth Equity	33,132	40,584

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended September 30, 2019, the amounts waived were as follows:

Advantage Large Cap Growth	$5,254
Advantage Small Cap Growth.	4,232
Mid-Cap Growth Equity	40,285

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2020. These contractual agreements may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended September 30, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Funds have incurred expenses in connection with the realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended September 30, 2019, the amounts reimbursed to Advantage Large Cap Growth, Advantage Small Cap Growth and Mid-Cap Growth Equity

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements  (continued)

were $12,955, $23,378 and $31,497, respectively.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Advantage Large Cap Growth	Advantage Small Cap Growth	Mid-Cap Growth Equity
	Contractual(a)	Contractual(b)	Contractual(b)
Institutional	0.62%	0.50%	0.80%
Service	0.87	0.75	1.05
Investor A	0.87	0.75	1.05
Investor C	1.62	1.50	1.80
Class K	0.57	0.45	0.75
Class R	1.12(c)	1.00	1.30

(a)

The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2020 or January 31, 2029 with respect to Class R Shares, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund.

(b)

The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2020, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund.

(c)	On February 1 of each year, the waiver agreement will renew automatically for an additional one year so that the agreement will have a perpetual ten-year term.

For the year ended September 30, 2019, the amounts included in fees waived and/or reimbursed by the Manager in the Statements of Operations were as follows:

Advantage Large Cap Growth	$788,207
Advantage Small Cap Growth	712,398
Mid-Cap Growth Equity.	479

These amounts waived and/or reimbursed are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended September 30, 2019, class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Advantage Large Cap Growth	$ 14,776	$ 12	$137,667	$ 4,092	$ 160	$ 253	$156,960
Advantage Small Cap Growth	81,582	2,572	38,454	4,594	560	3,704	131,466
Mid-Cap Growth Equity	352,108	9,637	197,640	34,512	16,142	6,330	616,369

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Advantage Large Cap Growth	$ 90,852	$ 5	$907,426	$20,936	$128	$ 2,175	$1,021,522
Advantage Small Cap Growth	440,637	14,871	230,047	30,424	703	30,177	746,859
Mid-Cap Growth Equity	898,343	42,221	832,903	66,804	293	46,152	1,886,716

With respect to the contractual expense limitations, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2)	the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

For the year ended September 30, 2019, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Advantage Large Cap Growth	$—	$10	$—	$—	$ —	$—	$ 10
Mid-Cap Growth Equity	—	—	—	—	11,199	—	11,199

58	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of September 30, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,

	2020	2021

Advantage Large Cap Growth
Fund Level	$718,605	$788,207
Institutional	92,795	105,628
Service	125	17
Investor A	1,035,400	1,045,093
Investor C	71,784	25,028
Class K	82	288
Class R	3,790	2,428
Advantage Small Cap Growth
Fund Level	838,627	712,398
Institutional	833,174	522,219
Service	12,224	17,443
Investor A	406,681	268,501
Investor C	78,145	35,018
Class K	617	1,263
Class R	26,794	33,881
Mid-Cap Growth Equity
Fund Level	49,873	479
Institutional	362,118	1,250,451
Service	28,246	51,858
Investor A	637,698	1,030,543
Investor C	59,885	101,316
Class K	3,068	16,435
Class R	22,044	52,482

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2019:

Advantage Large Cap Growth
Fund Level	$279,221
Institutional	76,078
Service	78
Investor A	538,512
Investor C	83,866
Class R	3,297
Advantage Small Cap Growth
Fund Level	442,467
Institutional	774,512
Service	16,209
Investor A	380,309
Investor c	46,398
Mid-Cap Growth Equity
Investor A	85,403
Class R	8,909

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2%ofthe value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Notes to Financial Statements  (continued)

Prior to January 1, 2019, each Fund retained 71.5% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 65% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across a complex of open-end funds referred to as the Equity-Liquidity Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 75% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended September 30, 2019, each Fund paid BIM the following amounts for securities lending agent services:

Advantage Large Cap Growth	$21,748
Advantage Small Cap Growth	65,926
Mid-Cap Growth Equity	147,259

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended September 30, 2019, purchases and sales of investments, excluding short-term securities, were as follows:

	Advantage Large Cap Growth	Advantage Small Cap Growth	Mid-Cap Growth Equity

Purchases	$1,205,491,812	$792,961,343	$3,738,000,827
Sales	1,265,199,451	906,612,409	1,256,250,971

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of September 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to net operating losses and non-deductible expenses were reclassified to the following accounts:

	Advantage Large Cap Growth	Advantage Small Cap Growth	Mid-Cap Growth Equity

Paid-in capital	$(16,687)	$(18,288)	$(1,153,095)
Accumulated earnings	16,687	18,288	1,153,095

The tax character of distributions paid was as follows:

	Advantage Large Cap Growth	Advantage Small Cap Growth (a)	Mid-Cap Growth Equity

Ordinary income
09/30/19	$51,815,343	$ 53,234,295	$40,022,297
09/30/18	$ 4,859,696	$ 6,456,557	$ 5,102,842
Long-term capital gains 09/30/19	10,063,226	82,891,785	57,853,891
09/30/18	43,139,615	70,940,019	29,370,949

Total
09/30/19	$61,878,569	$136,126,080	$97,876,188

09/30/18	$47,999,311	$ 77,396,576	$34,473,791

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

60	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of period end, the tax components of accumulated net earnings were as follows:

	Advantage Large Cap Growth	Advantage Small Cap Growth	Mid-Cap Growth Equity

Undistributed ordinary income	$ 6,719,609	$ 1,188,788	$ —
Undistributed long-term capital gains	20,167,683	37,767,164	23,133,104
Net unrealized gains(a)	123,882,726	33,871,069	747,406,013

	$150,770,018	$72,827,021	$770,539,117

(a)

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/losses on certain futures contracts and the timing and recognition of partnership income.

As of September 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Advantage Large Cap Growth	Advantage Small Cap Growth	Mid-Cap Growth Equity

Tax cost	$672,730,635	$636,898,391	$4,542,464,150

Gross unrealized appreciation	$132,902,930	$ 82,807,155	$873,677,221
Gross unrealized depreciation	(9,032,816)	(49,095,571)	(112,091,126)

Net unrealized appreciation	$123,870,114	$ 33,711,584	$761,586,095

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2019, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial

N O T E S T O F I N A N C I A L S T A T E M E N T S	61

Notes to Financial Statements  (continued)

resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, Advantage Large Cap Growth and Mid-Cap Growth Equity invested a significant portion of their assets in securities in the information technology sector and Advantage Small Cap Growth invested a significant portion of its assets in securities in the health care sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 09/30/19		Year Ended 09/30/18

Advantage Large Cap Growth	Shares	Amount	Shares	Amount

Institutional
Shares sold	1,417,588	$22,049,536	3,601,409	$56,894,145
Shares issued in reinvestment of distributions	368,193	5,382,985	255,779	3,811,099
Shares redeemed	(1,146,041)	(18,321,402)	(2,077,371)	(33,173,476)

Net increase	639,740	$9,111,119	1,779,817	$27,531,768

Service
Shares sold	5,103	$72,800	1,442	$22,529
Shares issued in reinvestment of distributions	798	11,470	790	11,594
Shares redeemed	(2,748)	(38,251)	(5,764)	(92,467)

Net increase (decrease)	3,153	$46,019	(3,532)	$(58,344)

Investor A
Shares issued from conversion(a)	—	$—	25,487	$372,621
Shares sold and automatic conversion of shares	6,662,252	98,680,539	25,326,040	382,314,969
Shares issued in reinvestment of distributions	3,864,428	53,947,453	2,812,294	40,187,674
Shares redeemed	(8,739,543)	(133,123,440)	(9,532,359)	(146,966,634)

Net increase	1,787,137	$19,504,552	18,631,462	$275,908,630

Investor B
Shares issued in reinvestment of distributions	—	$—	1,864	$23,163
Shares converted(a)	—	—	(29,387)	(372,621)
Shares redeemed and automatic conversion of shares	—	—	(769)	(10,047)

Net increase (decrease)	—	$—	(28,292)	$(359,505)

Investor C
Shares sold	184,277	$1,733,438	226,432	$2,397,773
Shares issued in reinvestment of distributions	70,938	1,408,299	200,984	3,019,063
Shares redeemed and automatic conversion of shares	(2,457,686)	(32,944,701)	(814,678)	(10,761,745)

Net decrease	(2,202,471)	$(29,802,964)	(387,262)	$(5,344,909)

62	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 09/30/19		Period from 01/25/18(b) to 09/30/18

Advantage Large Cap Growth (continued)	Shares	Amount	Shares	Amount

Class K
Shares sold	25,965	$399,000	34,044	$555,945
Shares issued in reinvestment of distributions	1,964	28,695	—	—
Shares redeemed and automatic conversion of shares	(2,941)	(48,101)	—	—

Net increase	24,988	$379,594	34,044	$555,945

			Year Ended 09/30/18
Class R
Shares sold	13,537	$ 208,300	24,765	$ 398,186
Shares issued in reinvestment of distributions	7,473	108,590	6,947	102,816
Shares redeemed	(73,310)	(1,147,635)	(81,737)	(1,321,049)

Net decrease	(52,300)	$ (830,745)	(50,025)	$ (820,047)

Total Net Increase (Decrease)	200,247	$(1,592,425)	19,976,212	$297,413,538

(a)	On December 27, 2017, the Fund’s Investor B Shares converted into Investor A Shares.
(b)	Commencement of operations.

Advantage Small Cap Growth

Institutional
Shares issued in the reorganization(a)	—	$ —	2,693,154	$ 54,175,322
Shares sold	6,450,881	115,836,092	7,459,845	159,591,602
Shares issued in reinvestment of distributions	4,092,957	67,370,100	2,686,146	52,138,094
Shares redeemed	(9,779,328)	(178,127,806)	(16,578,752)	(339,426,024)

Net increase (decrease)	764,510	$ 5,078,386	(3,739,607)	$ (73,521,006)

Service
Shares sold	182,363	$ 2,696,164	507,817	$ 9,064,845
Shares issued in reinvestment of distributions	207,722	2,791,794	67,208	1,109,597
Shares redeemed	(351,903)	(5,249,510)	(331,998)	(5,711,164)

Net increase	38,182	$ 238,448	243,027	$ 4,463,278

Investor A
Shares issued in the reorganization(a)	—	$ —	3,955,388	$ 61,496,207
Shares sold	3,380,899	45,870,296	2,782,360	47,352,230
Shares issued in reinvestment of distributions	3,700,056	43,993,503	1,214,293	18,226,535
Shares redeemed	(5,559,666)	(73,084,085)	(7,414,658)	(124,130,577)

Net increase	1,521,289	$ 16,779,714	537,383	$ 2,944,395

Investor C
Shares issued in the reorganization(a)	—	$ —	1,598,427	$14,136,701
Shares sold	539,522	3,199,311	398,594	3,853,849
Shares issued in reinvestment of distributions	1,742,820	9,097,526	427,457	3,654,759
Shares redeemed and automatic conversion of shares	(2,356,800)	(16,761,791)	(828,059)	(7,832,496)

Net increase (decrease)	(74,458)	$ (4,464,954)	1,596,419	$13,812,813

			Period from 01/25/18(b) to 09/30/18
Class K
Shares sold	337,013	$ 6,313,553	101,265	$2,100,912
Shares issued in reinvestment of distributions	19,118	314,677	—	—
Shares redeemed	(165,215)	(3,008,110)	(7,382)	(165,454)

Net increase	190,916	$ 3,620,120	93,883	$1,935,458

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements  (continued)

	Year Ended 09/30/19		Period from 03/02/18(b) to 09/30/18

Advantage Small Cap Growth (continued)	Shares	Amount	Shares	Amount

Class R
Shares issued in the reorganization(a)	—	$—	1,262,212	$19,624,219
Shares sold	343,297	4,624,723	319,633	5,418,768
Shares issued in reinvestment of distributions	357,385	4,252,884	—	—
Shares redeemed	(736,783)	(10,134,255)	(310,187)	(5,296,947)

Net increase (decrease)	(36,101)	$(1,256,648)	1,271,658	$19,746,040

Total Net Increase (Decrease)	2,404,338	$19,995,066	2,763	$(30,619,022)

(a)	See Note 1 regarding the reorganization.
(b)	Commencement of operations.

			Year Ended 09/30/18

Mid-Cap Growth Equity			Shares	Amount

Institutional
Shares sold	77,104,859	$2,090,482,380	31,599,757	$793,697,302
Shares issued in reinvestment of distributions	1,898,609	45,281,831	475,089	10,565,979
Shares redeemed	(22,995,193)	(606,312,188)	(6,536,298)	(162,975,834)

Net increase	56,008,275	$1,529,452,023	25,538,548	$641,287,447

Service
Shares sold	1,790,116	$44,014,646	914,203	$20,382,806
Shares issued in reinvestment of distributions	64,877	1,401,341	29,088	588,451
Shares redeemed	(825,133)	(20,739,416)	(239,035)	(5,358,089)

Net increase	1,029,860	$24,676,571	704,256	$15,613,168

Investor A
Shares issued from conversion(a)	—	$—	7,908	$155,723
Shares sold and automatic conversion of shares	32,742,208	775,528,504	10,722,312	232,664,964
Shares issued in reinvestment of distributions	1,655,927	34,178,259	967,678	18,743,908
Shares redeemed	(13,577,841)	(313,360,429)	(5,852,082)	(125,006,657)

Net increase	20,820,294	$496,346,334	5,845,816	$126,557,938

Investor B
Shares issued in reinvestment of distributions	—	$—	369	$5,708
Shares converted(a)	—	—	(9,900)	(155,723)
Shares redeemed and automatic conversion of shares	—	—	(106)	(1,686)

Net increase (decrease)	—	$—	(9,637)	$(151,701)

Investor C
Shares sold	5,584,965	$101,748,422	4,581,287	$78,834,775
Shares issued in reinvestment of distributions	443,988	7,151,409	209,966	3,214,573
Shares redeemed and automatic conversion of shares	(3,721,184)	(65,694,126)	(914,709)	(15,671,858)

Net increase	2,307,769	$43,205,705	3,876,544	$66,377,490

Class K
Shares sold	20,683,547	$567,677,643	5,188,963	$131,749,703
Shares issued in reinvestment of distributions	227,587	5,437,051	11,156	248,432
Shares redeemed	(3,201,951)	(86,697,184)	(403,546)	(10,564,657)

Net increase	17,709,183	$486,417,510	4,796,573	$121,433,478

64	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 09/30/19		Year Ended 09/30/18

Mid-Cap Growth Equity (continued)	Shares	Amount	Shares	Amount

Class R
Shares sold	1,092,886	$24,805,586	640,978	$13,936,491
Shares issued in reinvestment of distributions	50,247	1,021,014	21,280	406,455
Shares redeemed	(418,800)	(9,534,032)	(237,240)	(5,063,184)

Net increase	724,333	$16,292,568	425,018	$9,279,762

Total Net Increase	98,599,714	$2,596,390,711	41,177,118	$980,397,582

(a)	On December 27, 2017, the Fund’s Investor B Shares converted into Investor A Shares.

As of September 30, 2019, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Shares	Advantage Large Cap Growth	Advantage Small Cap Growth

Class K	12,217	9,606

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended September 30, 2018 were classified as follows:

	Share Class	Net Investment Income	Net Realized Gain

Advantage Large Cap Growth	Institutional	$ 353,658	$ 3,686,629
	Service	598	10,995
	Investor A	2,565,760	38,216,794
	Investor B	—	23,111
	Investor C	—	3,038,950
	Class R	—	102,816
Advantage Small Cap Growth	Institutional	2,200,554	51,976,169
	Service	15,763	1,093,835
	Investor A	133,790	18,280,982
	Investor C	—	3,695,483
Mid-Cap Growth Equity	Institutional	—	10,878,492
	Service	—	588,451
	Investor A	—	19,108,122
	Investor B	—	5,707
	Investor C	—	3,228,373
	Class K	—	258,191
	Class R	—	406,455

Undistributed (distributions in excess of) net investment income as of September 30, 2018 was as follows:

Undistributed (Distributions in Excess of) Net Investment Income
Advantage Large Cap Growth	$ 3,168,694
Advantage Small Cap Growth	752,156
Mid-Cap Growth Equity	(4,853,683)

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

On November 13, 2019, the Board approved a change in the fiscal year-end of Advantage Large Cap Growth, effective as of May 31, 2020, from September 30 to May 31.

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Advantage Large Cap Growth Fund, BlackRock Advantage Small Cap Growth Fund, and BlackRock Mid-Cap Growth Equity Portfolio and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Advantage Large Cap Growth Fund, BlackRock Advantage Small Cap Growth Fund, and BlackRock Mid-Cap Growth Equity Portfolio of BlackRock FundsSM (the “Funds”), including the schedules of investments, as of September 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. For BlackRock Advantage Large Cap Growth Fund, the presented financial highlights for each of the three years in the period ended September 30, 2017 were consolidated. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 20, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

66	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information

During the fiscal year ended September 30, 2019, the following information is provided with respect to the distributions paid:

	Advantage Large Cap Growth	Advantage Small Cap Growth	Mid-Cap Growth Equity

Qualified Dividend Income for Individuals(a)	17.74%	7.94%	10.56%
Dividends Qualifying for the Dividends Received Deduction for Corporations(a)	17.71	7.89	9.80
Qualified Short-Term Capital Gains for Non-U.S. Residents(b)	91.83	97.68	100.00
Long-term capital gains distributed to shareholders of record on December 4, 2018	$0.205334	$2.230075	$0.594738

(a)	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.
(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

I M P O R T A N T T A X I N F O R M A T I O N	67

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 17, 2019 (the “April Meeting”) and May 14-15, 2019 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock Advantage Large Cap Growth Fund (“Advantage Large Cap Growth Fund”), BlackRock Advantage Small Cap Growth Fund (“Advantage Small Cap Growth Fund”) and BlackRock Mid-Cap Growth Equity Portfolio (“Mid-Cap Growth Equity Portfolio,” and together with Advantage Large Cap Growth Fund and Advantage Small Cap Growth Fund, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Trust’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Funds. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or under-performance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and the Trust’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

68	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement  (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of the portfolio holdings of each Fund. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, Mid-Cap Growth Equity Portfolio ranked in the first quartile against its Performance Peers.

The Board noted that for the one-, three- and five-year periods reported, Advantage Small Cap Growth Fund ranked in the second, third and fourth quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, Advantage Large Cap Growth Fund ranked in the third, second and fourth quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance during the applicable periods. The Board noted that, among other things, effective June 12, 2017, the Fund had undergone changes in its investment objective, investment strategy and portfolio management team, and in connection with such

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	69

Disclosure of Investment Advisory Agreement  (continued)

changes, the Fund changed its name from BlackRock Flexible Equity Fund to BlackRock Advantage Large Cap Growth Fund. The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as performance attribution, the Fund’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing each Fund, to each respective Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that Advantage Large Cap Growth Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that Advantage Small Cap Growth Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that Mid-Cap Growth Equity Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. In addition, the Board noted that BlackRock and the Board agreed to a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on March 15, 2018. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock and the Board agreed to a lower contractual expense cap on a class-by-class basis. This contractual expense cap reduction was implemented on March 15, 2018.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Funds benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

70	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement  (continued)

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	71

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	37 RICs consisting of 179 Portfolios	None

Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	37 RICs consisting of 179 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	37 RICs consisting of 179 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	37 RICs consisting of 179 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	37 RICs consisting of 179 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President—Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	37 RICs consisting of 179 Portfolios	None

Robert M. Hernandez 1944	Trustee (Since 2019)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	37 RICs consisting of 179 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company

72	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	37 RICs consisting of 179 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)

Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	37 RICs consisting of 179 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	37 RICs consisting of 179 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	37 RICs consisting of 179 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	37 RICs consisting of 179 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	37 RICs consisting of 179 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	73

Trustee and Officer Information  (continued)

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 289 Portfolios	None

John M. Perlowski (e) 1964	Trustee (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 290 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

74	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 19, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Trust.

Effective September 19, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Trust.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	75

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

76	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	77

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Eq-Midcap-9/19-AR

SEPTEMBER 30, 2019

2019 Annual Report

BlackRock FundsSM

•	BlackRock Advantage International Fund
•	BlackRock Health Sciences Opportunities Portfolio
•	BlackRock High Equity Income Fund
•	BlackRock International Dividend Fund
•	BlackRock Technology Opportunities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended September 30, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as influential central banks shifted toward accommodative monetary policy, which led to broad-based optimism that a near-term recession could be averted.

After the dust settled, equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted modest negative returns.

Fixed-income securities delivered strong returns with relatively low volatility, as interest rates declined (and bond prices rose). U.S. Treasuries, particularly long-term Treasuries, proved to be an effective ballast for diversified investors. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. Volatility also rose in emerging markets, as the appreciating U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. An economic slowdown in Europe and ongoing uncertainty about Brexit led to negative performance for European equities.

As equity performance faltered and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted to a more patient perspective on the economy in January 2019. The Fed left interest rates unchanged for six months, then reduced interest rates twice thereafter. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in additional rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We continue to expect a slowing expansion with additional room to run. Despite a sharp slowdown in trade and manufacturing across the globe, U.S. consumers continued to spend at a relatively healthy pace, benefitting from the lowest unemployment rate in 50 years and rising wages. However, escalating trade tensions and the resulting disruptions in global supply chains are becoming increasingly unpredictable, as are geopolitical tensions in the Middle East.

We believe U.S. equities remain relatively attractive, but we are shifting to a more cautious stance within emerging markets and Asia ex-Japan equities. For bonds, U.S. Treasuries are likely to continue to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.08%	4.25%
U.S. small cap equities (Russell 2000® Index)	(0.36)	(8.89)
International equities (MSCI Europe, Australasia, Far East Index)	2.57	(1.34)
Emerging market equities (MSCI Emerging Markets Index)	(3.66)	(2.02)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.20	2.39
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.54	15.15
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.42	10.30
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.71	8.19
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.87	6.35
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of September 30, 2019	BlackRock Advantage International Fund

Investment Objective

BlackRock Advantage International Fund’s (the “Fund”) investment objective is to provide long-term capital appreciation.

On May 17, 2018, the Board of Trustees of BlackRock FundsSM (the “Trust”) and, on May 23, 2018, the Board of Trustees of State Farm Mutual Fund Trust each approved a reorganization of the State Farm International Equity Fund (the “Target Fund”), with and into the Fund. At a special shareholder meeting on September 14, 2018, the shareholders of the Target Fund approved the reorganization, which was completed on November 19, 2018.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2019, the Fund underperformed its benchmark, the MSCI EAFE® Index.

What factors influenced performance?

The Fund’s macro-thematic and sentiment composites were the top detractors from the Fund’s relative performance during the period, as tightening financial conditions, whipsawing central bank policies, deteriorating global growth, signs of stretched valuations, and deleveraging in the hedge fund community at the end of 2018 led to spikes in market and portfolio volatility. The Fund’s underperformance was concentrated in the fourth quarter of 2018, as realized portfolio risk exposure proved to be higher than expected, and correlations among insights degraded the Fund’s ability to insulate against negative market price action. These conditions led to unexpectedly high exposure to the market as it sold off, despite forecasts pointing to a moderate underweight in predicted relative risk levels. Furthermore, as investors seemingly lost faith in macro and earnings outlooks, text-based measures of analyst sentiment as well as trend-following quality signals become less differentiated, subsequently converging with the large drawdown in generic earnings momentum. Specifically, quality-based measures that prompted underweight positions in companies with increasing accruals, deteriorating dividend growth, and weaker operating cash flow proved to be at odds with investor preference for higher-growth names. Elsewhere, the macro-thematic style rotation model’s preference for small cap stocks, which had worked well earlier because of their relative insulation from breakdowns in global trade talks, was a large detractor during the period. Investors frantically rotated toward defensive large cap names in an erratic manner relative to past episodes of market distress.

The top contributors to the Fund’s performance during the period were sentiment-based insights as well as insights focusing on sustainability measures. Market losses during the last three months of 2018 were immediately followed by a six-month recovery, with the final three months of the period being relatively weak. Among sentiment insights, advanced machine-learning models that look to make allocations across various individual insights based on relationships established during past market regimes were some of the top performers, providing protection during selloffs and helping to capture upside during the market recovery. Elsewhere, sustainability measures gauging greenhouse emissions and employee sentiment were among top-performing insights. At the individual insight level, proprietary textual analysis of statements by company executives was one of the top performers, helping the Fund take positions that benefited from favorable earnings announcements. Finally, a variety of other differentiated stock selection insights contributed, ranging from those favoring outperforming stocks held by mutual fund managers to others analyzing credit card sales data.

At period end, the Fund had a temporary elevated cash position due to pending trade settlements. The Fund’s cash position had no material impact on Fund performance.

Describe recent portfolio activity.

During the period, the Fund maintained a balanced allocation of risk across all major drivers of return. However, the Fund made some changes to its macro-thematic composite, reducing the size of its preference for growth stocks over value stocks. This was due to a historically high spread between the two factors and the subsequent fear of a snapback for value stocks, which materialized in the last month of the period. Furthermore, the Fund added new stock selection insights, including a measure that tracks and takes positions in stocks that have scheduled roadshows, as a sign of improving company prospects.

Describe portfolio positioning at period end.

At period end, the Fund was well-positioned for the continuation of low interest rates, low inflation, and moderate growth, reflecting greater investor confidence due to accommodative central bank policy. However, stretched valuations, declining consumer confidence, and a deteriorating global macro environment prompted the Fund to stay well diversified across geographies, industries, and other drivers of risk. Industry selection models have moved toward a slightly more pro-cyclical stance, with overweight exposure to industrials and an increase in exposure to the consumer discretionary sector from a previously underweight position. At the country level, forward-looking growth indicators prompted a positive stance on Japan and Australia, but the Fund moved to underweight positions in Germany, the United Kingdom and Italy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2019 (continued)	BlackRock Advantage International Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Nestle SA, Registered Shares	3%
Roche Holding AG	2
Novartis AG, Registered Shares	2
Diageo PLC	1
LVMH Moet Hennessy Louis Vuitton SE	1
GlaxoSmithKline PLC	1
HSBC Holdings PLC	1
L’Oreal SA	1
Allianz SE, Registered Shares	1
SAP SE	1

(a)	Excludes short-term investments.

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets

Japan	24%
United Kingdom	14
France	12
Switzerland	9
Germany	8
Australia	8
United States	6
Netherlands	5
Spain	3
Sweden	3
Hong Kong	3
Denmark	2
Finland	1
Italy	1
Singapore	1
Belgium	1
Norway	1
Liabilities in Excess of Other Assets	(2)

F U N D S U M M A R Y	5

Fund Summary as of September 30, 2019 (continued)	BlackRock Advantage International Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE® Index and derivatives that are tied economically to securities of the MSCI EAFE® Index. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Global Opportunities Portfolio.

(c)

The MSCI EAFE® Index is an index designed to represent the performance of large- and mid-cap securities across 21 developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada. As of December 31, 2018, it had 920 constituents and covered approximately 85% of the free float-adjusted market capitalization in each country.

Performance Summary for the Period Ended September 30, 2019

		Average Annual Total Returns(a),(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.77%	(2.52)%	N/A	4.23%	N/A	5.97%	N/A
Investor A	1.60	(2.77)	(7.88)%	3.95	2.84%	5.68	5.11%
Investor C	1.25	(3.51)	(4.47)	3.14	3.14	4.85	4.85
Class K	1.77	(2.53)	N/A	4.24	N/A	5.98	N/A
Class R	1.47	(3.04)	N/A	3.62	N/A	5.32	N/A
MSCI EAFE® Index	2.57	(1.34)	N/A	3.27	N/A	4.90	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE® Index and derivatives that are tied economically to securities of the MSCI EAFE® Index. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Global Opportunities Portfolio.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period(a)	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,017.70	$2.77	$1,000.00	$1,022.60	$2.77	0.54%
Investor A	1,000.00	1,016.00	4.04	1,000.00	1,021.34	4.05	0.79
Investor C	1,000.00	1,012.50	7.88	1,000.00	1,017.51	7.90	1.55
Class K	1,000.00	1,017.70	2.49	1,000.00	1,022.87	2.50	0.49
Class R	1,000.00	1,014.70	5.34	1,000.00	1,020.05	5.35	1.04

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 17 for further information on how expenses were calculated.

6	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2019	BlackRock Health Sciences Opportunities Portfolio

Investment Objective

BlackRock Health Sciences Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2019, the Fund outperformed its benchmark, the Russell 3000® Health Care Index.

What factors influenced performance?

Health care stocks underperformed the broader equity market in the annual period, as investors grew cautious about the changing political landscape and its potential effect on profitability for a wide swath of companies in the sector. The Fund, while posting negative returns, outpaced its benchmark on the strength of strong individual stock selection and favorable industry allocations. Stock selection in the pharmaceuticals, medical devices & supplies, and biotechnology sub-sectors was the primary driver of the Fund’s outperformance. Conversely, weaker selection in the health care providers & supplies sub-sector detracted.

An overweight position in the medical devices & supplies company Abbott Laboratories was the leading contributor to performance. The company issued a series of better-than-expected earnings reports highlighted by rapidly growing sales growth for its innovative diabetes monitoring device. An out-of-benchmark position in the British pharmaceutical giant AstraZeneca PLC was also a top contributor. The company’s investments in its oncology franchise began to pay off in the form of steady sales growth for its new cancer drugs. An overweight in the medical devices & supplies company Stryker Corp. was an additional contributor of note. The stock climbed on the strength of consistently strong quarterly earnings reports that were driven by sustained growth for its surgical robotics technology.

The Fund’s lack of a position in the medical devices company Danaher Corp. was the largest detractor from relative performance. The stock rallied after the company announced its acquisition of General Electric’s biopharmaceutical business. An underweight in Merck & Co., Inc., which reported positive clinical trial data for a key drug, was another notable detractor. An overweight position in the health care provider Centene Corp. also detracted from relative returns, as speculation of a possible takeover bid proved unfounded.

Describe recent portfolio activity.

The Fund made a meaningful increase to its weighting in the medical devices & supplies industry, and reduced its positions in the pharmaceuticals, biotechnology, and health care providers & services sub-sectors.

Describe portfolio positioning at period end.

The investment adviser believes the health care sector continues to feature compelling longer-term growth drivers. Innovation in medical technology is viewed as a key source of growth as companies continue to develop new therapies and products that are either addressing unmet medical needs or improving current treatments. The investment adviser also believes the shift toward value-based health care represents a key long-term theme. Accordingly, the Fund was overweight in the health care providers & services sub-sector. The investment adviser saw a particularly attractive opportunity in the managed care industry, where it has identified companies that are expected to continue to execute on their underlying businesses and leverage their scale and analytical capabilities to reduce health care costs.

The Fund was also overweight in the medical devices and supplies industry, and it was underweight in both pharmaceuticals and biotechnology.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

UnitedHealth Group, Inc.	7%
Abbott Laboratories	6
Boston Scientific Corp.	4
Thermo Fisher Scientific, Inc.	4
Medtronic PLC	4
Stryker Corp.	4
Merck & Co., Inc.	3
Edwards Lifesciences Corp.	3
Amgen, Inc.	3
Zoetis, Inc.	3

(a)	Excludes short-term investments.

INDUSTRY ALLOCATION

Industry	Percent of Net Assets

Health Care Equipment & Supplies	36%
Pharmaceuticals	19
Health Care Providers & Services	18
Biotechnology	14
Life Sciences Tools & Services	9
Health Care Technology	1
Short-Term Securities	6
Liabilities in Excess of Other Assets	(3)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

F U N D S U M M A R Y	7

Fund Summary as of September 30, 2019 (continued)	BlackRock Health Sciences Opportunities Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)	Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities, primarily common stock, of companies in health sciences and related industries.
(c)

The Russell 3000® Health Care Index is an unmanaged index that features companies involved in medical services or health care in the Russell 3000® Index, which includes the largest 3,000 U.S. companies as determined by total market capitalization.

Performance Summary for the Period Ended September 30, 2019

		Average Annual Total Returns(a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	0.35%	(1.84)%	N/A	11.17%	N/A	15.55%	N/A
Service	0.17	(2.16)	N/A	10.84	N/A	15.21	N/A
Investor A	0.21	(2.11)	(7.25)%	10.86	9.67%	15.22	14.60%
Investor C	(0.18)	(2.82)	(3.72)	10.06	10.06	14.38	14.38
Class K	0.39	(1.75)	N/A	11.14	N/A	15.36	N/A
Class R	0.04	(2.44)	N/A	10.51	N/A	14.86	N/A
Russell 3000® Health Care Index	(2.23)	(5.15)	N/A	9.22	N/A	14.53	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period(a)	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,003.50	$4.29	$1,000.00	$1,021.06	$4.33	0.85%
Service	1,000.00	1,001.70	5.84	1,000.00	1,019.51	5.89	1.15
Investor A	1,000.00	1,002.10	5.67	1,000.00	1,019.68	5.71	1.12
Investor C	1,000.00	998.20	9.34	1,000.00	1,015.99	9.42	1.84
Class K	1,000.00	1,003.90	3.81	1,000.00	1,021.54	3.85	0.75
Class R	1,000.00	1,000.40	7.34	1,000.00	1,018.00	7.41	1.45

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 17 for further information on how expenses were calculated.

8	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2019	BlackRock High Equity Income Fund

Investment Objective

BlackRock High Equity Income Fund (the “Fund”) investment objective is to seek high current income with consideration for capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2019, the Fund underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

The Fund’s stock selection in the utilities sector was the largest detractor from relative performance. Within the sector, selection among electric utilities accounted for the vast majority of relative underperformance. A combination of stock selection and allocation decisions in the consumer staples sector detracted from Fund returns, primarily due to underweight exposure to the household products industry and stock selection within the tobacco industry. Additionally, stock selection in the software and semiconductors & semiconductor equipment industries within the information technology (“IT”) sector negatively affected Fund performance. The Fund’s underweight exposure to real estate also detracted from performance, as did stock selection in the industrials and materials sectors.

The largest contributor to the Fund’s performance was stock selection in the energy sector. Notably, stock selection with in the oil, gas & consumable fuels industry added to performance, as did the Fund’s underweight position to energy equipment & services companies. Stock selection in health care also added to relative performance, with the largest positive impact coming from stocks in the pharmaceuticals industry. Within the communication services sector, stock selection contributed, most notably in the diversified telecommunication services industry. Finally, stock selection in the financials and consumer discretionary sectors contributed positively to Fund returns.

Describe recent portfolio activity.

During the period, the Fund increased its exposure to the communication services, financials and industrials sectors. The Fund reduced its exposure to IT, utilities and real estate.

The Fund also used derivatives during the period, realizing losses on purchased options. The losses detracted from the Fund’s relative performance.

Describe portfolio positioning at period end.

The Fund ended the period with its largest absolute allocations in the financials, health care and energy sectors. Relative to the benchmark, the Fund’s largest overweight positions were in energy and health care, while the largest relative underweights were in the real estate and industrials sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Verizon Communications, Inc.	5%
Wells Fargo & Co.	5
BP PLC	4
JPMorgan Chase & Co.	3
FirstEnergy Corp.	3
MetLife, Inc.	2
Citigroup, Inc.	2
Williams Cos., Inc.	2
Marathon Petroleum Corp.	2
Pfizer, Inc.	2

(a)	Excludes short-term investments.

SECTOR ALLOCATION

Sector	Percent of Net Assets

Financials	26%
Health Care	16
Energy	13
Communication Services	9
Information Technology	8
Consumer Staples	8
Industrials	6
Utilities	6
Consumer Discretionary	4
Materials	3
Short-Term Securities	2
Liabilities in Excess of Other Assets	(1)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	9

Fund Summary as of September 30, 2019 (continued)	BlackRock High Equity Income Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and equity-related instruments, including equity-linked notes. The Fund may invest in securities of companies with any market capitalization, but will generally focus on large cap securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock U.S. Opportunities Portfolio.

(c)

The Russell 1000® Value Index is an unmanaged index that is a subset of the Russell 1000® Index and consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Performance Summary for the Period Ended September 30, 2019

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.32%	2.27%	N/A	7.15%	N/A	10.65%	N/A
Service	4.23	2.05	N/A	6.82	N/A	10.24	N/A
Investor A	4.25	2.02	(3.33)%	6.82	5.68%	10.23	9.64%
Investor C	3.88	1.30	0.41	6.03	6.03	9.41	9.41
Russell 1000® Value Index	5.25	4.00	N/A	7.79	N/A	11.46	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and equity-related instruments, including equity-linked notes. The Fund may invest in securities of companies with any market capitalization, but will generally focus on large cap securities. The Fund’s total returns prior to June 12, 2017, are the returns of the Fund when it followed different investment strategies under the name BlackRock U.S. Opportunities Portfolio.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period(a)	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,043.20	$4.40	$1,000.00	$1,021.03	$4.35	0.85%
Service	1,000.00	1,042.30	5.69	1,000.00	1,019.77	5.63	1.10
Investor A	1,000.00	1,042.50	5.69	1,000.00	1,019.77	5.63	1.10
Investor C	1,000.00	1,038.80	9.56	1,000.00	1,015.97	9.45	1.85

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 17 for further information on how expenses were calculated.

10	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2019	BlackRock International Dividend Fund

Investment Objective

BlackRock International Dividend Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2019, the Fund outperformed its benchmark, the MSCI All Country World Index (“ACWI”) ex-U.S.

What factors influenced performance?

Stock selection within the health care and consumer discretionary sectors was the largest contributor to the Fund’s relative performance during the period. A lack of exposure to the energy sector also contributed. Among individual stocks, the largest contributors to Fund performance were Chinese athletic footwear and apparel retailer ANTA Sports Products Ltd., Swiss food giant Nestle SA, and Swiss multinational pharmaceutical company Novartis AG.

The largest detractor from relative performance was the Fund’s lack of exposure to the utilities and real estate sectors. Negative stock selection within the consumer staples sector also weighed on Fund returns. The largest individual stock detractors from Fund performance were U.K.-based tobacco company Imperial Brands PLC, U.S. industrial conglomerate 3M Co., and Swedish bank Svenska Handelsbanken AB.

Describe recent portfolio activity.

During the period, the Fund reduced its overweight exposure to consumer staples, especially within tobacco, as it sold its position in Japan Tobacco, Inc. The Fund also reduced its underweight exposure to information technology further by selling its position in software giant Microsoft Corp. The Fund increased its already significantly overweight exposure to industrials by initiating a position in data analytics specialist RELX PLC and by adding to its target weightings in U.K. aerospace company BAE Systems PLC and German logistics specialist Deutsche Post AG. The Fund also boosted its overweight exposure to communication services by adding to its position in Canadian telecom TELUS Corp.

Describe portfolio positioning at period end.

The Fund focuses on high-quality dividend-paying companies and at period-end looked very different from its benchmark, the MSCI ACWI ex-U.S., in terms of portfolio positioning. The Fund ended the period with its most significant exposure to the consumer staples, industrials, and health care sectors, specifically within the pharmaceutical and tobacco industries. The Fund continued to have no exposure to energy, real estate, or utilities. From a regional perspective, the Fund’s most significant exposure was to Europe ex-U.K., the United Kingdom, Canada and Asia.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

TELUS Corp.	7%
GlaxoSmithKline PLC	5
Amcor PLC — CDI	5
Rogers Communications, Inc., Class B	5
Deutsche Post AG, Registered Shares	5
British American Tobacco PLC	5
Nestle SA, Registered Shares	4
Sanofi	4
Novartis AG, Registered Shares	4
BAE Systems PLC	4

(a)	Excludes short-term investments.

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets

United Kingdom	26%
Canada	12
Switzerland	11
United States	8
France	7
Netherlands	5
Singapore	5
Germany	5
Australia	4
Denmark	3
Finland	3
Sweden	3
India	2
China	2
Taiwan	2
Other Assets Less Liabilities	2

F U N D S U M M A R Y	11

Fund Summary as of September 30, 2019 (continued)	BlackRock International Dividend Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend-paying equity securities issued by foreign companies of any market capitalization and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017, are the returns of the Fund when it followed different investment strategies under the name BlackRock International Opportunities Portfolio.

(c)

The MSCI ACWI ex-U.S. is a free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

Performance Summary for the Period Ended September 30, 2019

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.33%	3.86%	N/A	2.25%	N/A	3.90%	N/A
Service	1.21	3.62	N/A	1.97	N/A	3.54	N/A
Investor A	1.23	3.57	(1.86)%	1.96	0.86%	3.60	3.05%
Investor C	0.82	2.80	1.83	1.20	1.20	2.83	2.83
Class K	1.39	3.92	N/A	2.28	N/A	3.91	N/A
MSCI ACWI ex-U.S.	1.13	(1.23)	N/A	2.90	N/A	4.45	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend-paying equity securities issued by foreign companies of any market capitalization and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017, are the returns of the Fund when it followed different investment strategies under the name BlackRock International Opportunities Portfolio.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period(a)	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period(a)	Annualized Expense Ratio

Institutional	$1,000.00	$1,013.30	$4.29	$1,000.00	$1,021.08	$4.30	0.84%
Service	1,000.00	1,012.10	5.56	1,000.00	1,019.82	5.58	1.09
Investor A	1,000.00	1,012.30	5.56	1,000.00	1,019.82	5.58	1.09
Investor C	1,000.00	1,008.20	9.36	1,000.00	1,016.02	9.40	1.84
Class K	1,000.00	1,013.90	4.03	1,000.00	1,021.34	4.05	0.79

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 17 for further information on how expenses were calculated.

12	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2019	BlackRock Technology Opportunities Fund

Investment Objective

BlackRock Technology Opportunities Fund’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2019, the Fund underperformed its benchmark, the MSCI All-Country World Information Technology Index.

What factors influenced performance?

Stock selection and allocation decisions drove the large majority of the Fund’s relative underperformance during the period. In particular, stock selection within the internet and gaming industries was a significant detractor from performance.

Among individual positions, the largest detractor from Fund performance was the Fund’s underweight position in software company Microsoft Corp., as strong earnings results in the first quarter of 2019 led the company to become the third in history to reach a market capitalization of $1 trillion. Healthy enterprise sales and continued growth in the Azure cloud computing platform benefited the company. The Fund’s out-of-benchmark position in Amazon.com, Inc. was the second-largest individual detractor. The stock declined in the fourth quarter of 2018 following reports of weaker growth than anticipated. Increased regulatory scrutiny from the U.S. government also weighed on Amazon.com despite the continued growth of its Amazon Web Services cloud computing platform. Finally, an out-of-benchmark position in luxury apparel e-commerce retailer Farfetch Ltd. weighed on relative performance, as the stock sharply declined following the company’s acquisition of New Guards Group.

Conversely, the Fund’s exposure to a number of Brazilian companies contributed positively to relative performance, as improving macroeconomic conditions in the country benefited Brazil’s stock market broadly. Notable names included retail and e-commerce company Magazine Luiza SA and tech-based education services provider Arco Platform Ltd. Elsewhere, an out-of-benchmark position in data analytics company Alteryx, Inc. contributed to Fund performance, as strong sales growth and speculation about the company becoming a potential acquisition target lifted the stock.

Describe recent portfolio activity.

During the period, the Fund increased its exposure to software, semiconductors, and services stocks, and kept its exposure to hardware companies unchanged. The Fund’s exposure to internet and gaming companies decreased during the period.

Describe portfolio positioning at period end.

At the end of the period, the Fund had the largest sub-sector exposures to the internet and software industries, as the investment adviser believes that these areas have the best prospects for secular organic growth driven by innovation as well as less sensitivity to late-cycle macroeconomic trends. The Fund also retained a substantial investment in the 5G supply chain, as this emerging technology remains on track to disrupt the internet and communications space.

In general, the Fund’s investment process continued to focus on the most innovative secular growth stories. The sector should benefit from numerous thematic tailwinds, including artificial intelligence and data analytics, the shift to cloud-based IT architecture, strong growth in the Internet of Things arena, and the continued development of autonomous vehicle technology. In addition to secular growth, the sector also offers high dividend growth rates and cash-rich balance sheets. The Fund’s philosophy is to diversify positions across industries, geographies, market capitalization, and investment styles to offer exposure to high-growth stocks as well as more established cyclical companies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	13

Fund Summary as of September 30, 2019 (continued)	BlackRock Technology Opportunities Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Microsoft Corp.	5%
Alphabet, Inc., Class A	3
Tencent Holdings Ltd.	3
Alibaba Group Holding Ltd. — ADR	3
Amazon.com, Inc.	3
Apple Inc.	3
salesforce.com, Inc.	3
Twilio, Inc., Class A	2
PayPal Holdings, Inc.	2
Facebook, Inc., Class A	2

(a)	Excludes short-term investments.

INDUSTRY ALLOCATION

Industry	Percent of Net Assets

Software	28%
IT Services	17
Semiconductors & Semiconductor Equipment	14
Interactive Media & Services	12
Internet & Direct Marketing Retail	10
Electronic Equipment, Instruments & Components	3
Technology Hardware, Storage & Peripherals	3
Entertainment	2
Health Care Technology	1
Diversified Telecommunication Services	1
Multiline Retail	1
Diversified Consumer Services	1
Household Durables	1
Equity Real Estate Investment Trusts (REITs)	1
Automobiles	1
Communications Equipment	1
Professional Services	1
Road & Rail	1
Other(a)	—
Short-Term Securities	9
Liabilities in Excess of Other Assets	(8)

(a)	Includes holdings within industries that are 1% or less of net assets. Please refer to the Schedule of Investments for such industries.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

14	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2019 (continued)	BlackRock Technology Opportunities Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by U.S. and non-U.S. technology companies in all market capitalization ranges, selected for their rapid and sustainable growth potential from the development, advancement and use of technology. The Fund’s total returns prior to December 30, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Science & Technology Opportunities Portfolio.

(c)	An index that measures the performance of the technology sector in developed and emerging equity markets.

Performance Summary for the Period Ended September 30, 2019

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.62%	3.63%	N/A	20.16%	N/A	16.54%	N/A
Service	3.49	3.36	N/A	19.88	N/A	16.28	N/A
Investor A	3.49	3.36	(2.07)%	19.83	18.54%	16.17	15.54%
Investor C	3.08	2.60	1.60	18.89	18.89	15.20	15.20
Class R	3.36	3.12	N/A	19.50	N/A	15.86	N/A
MSCI All-Country World Information Technology Index	7.97	6.32	N/A	15.56	N/A	14.40	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by U.S. and non- U.S. technology companies in all market capitalization ranges, selected for their rapid and sustainable growth potential from the development, advancement and use of technology. The Fund’s total returns prior to December 30, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Science & Technology Opportunities Portfolio.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period(a)	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period(a)	Annualized Expense Ratio

Institutional	$1,000.00	$1,036.20	$4.75	$1,000.00	$1,020.68	$4.71	0.92%
Service	1,000.00	1,034.90	6.03	1,000.00	1,019.41	5.99	1.17
Investor A	1,000.00	1,034.90	6.03	1,000.00	1,019.41	5.99	1.17
Investor C	1,000.00	1,030.80	9.88	1,000.00	1,015.61	9.81	1.92
Class R	1,000.00	1,033.60	7.32	1,000.00	1,018.15	7.26	1.42

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 17 for further information on how expenses were calculated.

F U N D S U M M A R Y	15

About Fund Performance

Institutional and Class K Shares (Class K Shares are available only for BlackRock Advantage International Fund, BlackRock Health Sciences Opportunities Portfolio and BlackRock International Dividend Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock Advantage International Fund’s and BlackRock International Dividend Fund’s Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. BlackRock Health Sciences Opportunities Portfolio’s Class K Shares performance shown prior to the Class K Shares inception date of June 8, 2016 is that of Investor A Shares. The performance of each Fund’s Class K Shares would be substantially similar to Investor A Shares or Institutional Shares, as applicable, because the share classes of a fund invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Investor A Shares or Institutional Shares, as applicable, have different expenses. The actual returns of Class K Shares would have been higher than those of Investor A Shares or Institutional Shares, as applicable, because Class K Shares have lower expenses than Investor A Shares and Institutional Shares.

Service Shares (for all Funds except BlackRock Advantage International Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Funds adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares.

Class R Shares (for BlackRock Advantage International Fund, BlackRock Health Science Opportunities Portfolio and BlackRock Technology Opportunities Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. BlackRock Advantage International Fund’s Class R Shares performance shown prior to the Class R Shares inception date of September 12, 2011 is that of Institutional Shares (which have no distribution or services fees) and was restated to reflect Class R Shares fees. BlackRock Health Sciences Opportunities Portfolio’s Class R Shares performance shown prior to the Class R Shares inception date of September 12, 2011 is that of Investor A Shares and was restated to reflect Class R Shares fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

16	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2019 and held through September 30, 2019) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

F U N D S U M M A R Y	17

Schedule of Investments September 30, 2019	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 96.0%

Australia — 7.8%
Adelaide Brighton Ltd.	94,255	$194,174
AGL Energy Ltd.	35,427	458,318
Altium Ltd.	7,382	166,594
Alumina Ltd.	29,554	47,349
Ansell Ltd.	73,377	1,358,312
Aristocrat Leisure Ltd.	162,065	3,350,714
AusNet Services	390,021	477,830
Australia & New Zealand Banking Group Ltd.	205,727	3,951,951
Bank of Queensland Ltd.	54,088	362,228
Beach Energy Ltd.	20,938	35,739
BHP Billiton Ltd.	330,252	8,160,717
BHP Group PLC	64,809	1,384,267
Challenger Ltd.	35,877	178,671
Charter Hall Group	54,399	427,844
CIMIC Group Ltd.	31,984	679,599
Cleanaway Waste Management, Ltd.	13,061	17,208
Coca-Cola Amatil Ltd.	61,403	441,852
Cochlear Ltd.	13,257	1,865,586
Coles Group Ltd.	9,168	95,315
Commonwealth Bank of Australia	92,332	5,036,662
Crown Resorts Ltd.	22,883	186,147
CSL Ltd.	28,855	4,562,322
CSR Ltd.	166,453	480,174
Domino’s Pizza Enterprises Ltd.	17,012	533,307
Ensogo Ltd.(a)(b)	122,284	1
Fortescue Metals Group Ltd.	97,262	578,925
Goodman Group	124,000	1,186,902
GPT Group	25,783	107,216
Harvey Norman Holdings Ltd.	14,591	44,637
IDP Education, Ltd.	96,082	1,011,088
Independence Group NL	9,841	42,811
JB Hi-Fi, Ltd.	1,634	37,517
Macquarie Group Ltd.	46,783	4,146,949
Magellan Financial Group Ltd.	32,258	1,123,555
Medibank Pvt. Ltd.	269,539	619,002
National Australia Bank Ltd.	145,117	2,909,629
Newcrest Mining Ltd.	18,293	422,123
Oil Search Ltd.	72,202	356,443
Orica Ltd.	32,805	499,563
Perpetual, Ltd.	2,494	63,169
Platinum Asset Management Ltd.	51,600	147,836
Qantas Airways Ltd.	175,353	745,195
QBE Insurance Group Ltd.	173,983	1,475,795
Ramsay Health Care Ltd.	4,674	204,768
REA Group Ltd.	17,599	1,286,615
Rio Tinto Ltd.	37,827	2,369,294
Rio Tinto PLC	33,429	1,737,717
Scentre Group	657,289	1,743,822
Sonic Healthcare Ltd.	6,823	129,371
South32 Ltd.	157,406	277,616
Spark Infrastructure Group	349,588	509,666
Stockland	32,113	98,641
Sydney Airport	147,485	800,282
Telstra Corp. Ltd.	172,053	407,846
Treasury Wine Estates Ltd.	67,281	844,503
Vicinity Centres	283,658	492,143
Wesfarmers Ltd.	39,863	1,071,033
Westpac Banking Corp.	199,380	3,982,148
WiseTech Global Ltd.	1,437	33,770
Woodside Petroleum Ltd.	62,630	1,368,287
Woolworths Group Ltd.	131,658	3,312,994

		70,641,752

Austria — 0.4%
Erste Group Bank AG(a)	29,252	966,770
Raiffeisen Bank International AG	8,598	199,403
Telekom Austria AG(a)	4,835	35,150
Vienna Insurance Group AG Wiener Versicherung Gruppe	21,664	564,345

Security	Shares	Value

Austria (continued)
Wienerberger AG	60,563	$1,474,300

		3,239,968

Belgium — 1.0%
Anheuser-Busch InBev SA	41,994	3,996,984
Groupe Bruxelles Lambert SA	14,044	1,348,064
Solvay SA	1	104
UCB SA	51,587	3,742,772

		9,087,924

China — 0.4%
BOC Hong Kong Holdings Ltd.	1,001,000	3,396,613

Denmark — 1.8%
AP Moller — Maersk A/S, Class B	659	744,955
Carlsberg A/S, Class B	4,255	628,796
Chr Hansen Holding A/S	15,011	1,271,638
Danske Bank A/S	3,865	53,771
Demant A/S(a)	9,723	248,909
DSV Panalpina A/S	23,819	2,263,997
FLSmidth & Co. A/S	2,060	89,613
Genmab A/S(a)	4,137	840,571
GN Store Nord A/S	22,690	919,773
H Lundbeck A/S	16,275	539,559
ISS A/S	29,562	730,872
Novo Nordisk A/S, Class B	87,668	4,530,348
Novozymes A/S, B Shares	16,025	674,029
Rockwool International A/S, B Shares	897	179,355
Royal Unibrew A/S	8,784	723,714
SimCorp A/S	11,324	994,571
Topdanmark A/S	2,534	122,322
Tryg A/S	30,819	882,979
Vestas Wind Systems A/S	2,632	204,185

		16,643,957

Finland — 1.2%
DNA Oyj	1,712	38,970
Fortum Oyj	60,188	1,422,624
Kesko Oyj, B Shares	10,664	673,582
Kone OYJ, Class B	109,439	6,228,239
Metso Oyj	4,582	170,988
Neste Oyj	1,871	61,902
Nordea Bank Abp	4,276	30,332
UPM-Kymmene Oyj	21,033	621,078
Valmet OYJ	24,498	475,245
Wartsila OYJ Abp	75,430	843,991

		10,566,951

France — 11.8%
Air Liquide SA	33,145	4,717,216
Airbus SE	32,362	4,201,525
Amundi SA(c)	779	54,264
Arkema SA	9,694	903,742
AXA SA	45,098	1,151,527
BNP Paribas SA	16,121	783,756
Bouygues SA	75,441	3,021,178
Bureau Veritas SA	7,392	177,924
Capgemini SE	13,680	1,610,841
Christian Dior SE	10,386	4,913,527
Cie Generale des Etablissements Michelin SCA	4,449	495,367
Compagnie de Saint-Gobain	9,393	368,139
Credit Agricole SA	50,796	614,826
Danone SA	23,095	2,034,255
Dassault Aviation SA	475	672,011
Dassault Systemes SE	26,696	3,803,028
Edenred	71,771	3,442,851
Eiffage SA	13,258	1,374,396
Engie SA	178,891	2,919,899
EssilorLuxottica SA	12,067	1,739,817
Gaztransport Et Technigaz SA	8,815	872,145

18	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Hermes International	1,316	$908,937
Imerys SA	1,841	73,946
Ingenico Group SA	1,811	176,511
Ipsen SA	6,677	633,425
Kering SA	4,456	2,270,718
Korian SA	1,154	47,439
Lagardere SCA	37,797	835,952
L’Oreal SA	36,802	10,292,407
LVMH Moet Hennessy Louis Vuitton SE	28,747	11,405,695
Natixis SA	101,861	422,028
Nexity SA	4,077	194,076
Orange SA	95,687	1,497,693
Pernod Ricard SA	27,823	4,951,979
Peugeot SA	7,186	179,354
Publicis Groupe SA	37,809	1,860,407
Rexel SA	53,852	575,984
Rubis SCA	7,035	408,609
Safran SA	26,696	4,203,309
Sanofi	53,435	4,949,851
Sartorius Stedim Biotech	8,486	1,186,966
Schneider Electric SE	77,192	6,749,854
SCOR SE	27,702	1,143,749
Societe BIC SA	753	50,550
Société Générale SA	6,484	177,611
Sopra Steria Group	855	106,480
SPIE SA	15,817	316,502
Teleperformance	5,620	1,217,728
Television Francaise 1	15,157	133,046
TOTAL SA	112,216	5,842,741
Ubisoft Entertainment SA(a)	2,923	210,722
Veolia Environnement SA	46,897	1,187,981
Vinci SA	10,758	1,158,846
Vivendi SA	49,321	1,349,563
Wendel SA	1,384	190,718
Worldline SA(a)(c)	3,023	190,439

		106,974,050

Germany — 7.6%
adidas AG	14,218	4,426,708
Allianz SE, Registered Shares	42,238	9,831,857
alstria office REIT-AG	15,295	261,732
Bayer AG, Registered Shares	51,218	3,608,479
Bayerische Motoren Werke AG	17,872	1,258,663
Beiersdorf AG	3,643	429,529
Carl Zeiss Meditec AG	7,130	812,648
CompuGroup Medical SE	7,748	466,162
Continental AG	950	121,892
Covestro AG(c)	2,665	131,870
CTS Eventim AG & Co. KGaA	6,613	372,568
Daimler AG, Registered Shares	40,595	2,018,265
Deutsche Boerse AG	3,029	472,402
Deutsche Post AG, Registered Shares	102,341	3,410,549
Deutsche Telekom AG, Registered Shares	155,805	2,613,328
Duerr AG	7,532	195,464
DWS Group GmbH & Co. KGaA(c)	4,747	140,136
Evonik Industries AG	72,422	1,787,833
Fielmann AG	569	41,887
Fraport AG Frankfurt Airport Services Worldwide	3,088	261,726
Freenet AG	33,098	681,133
Fresenius Medical Care AG & Co. KGaA	12,222	821,325
Fresenius SE & Co. KGaA	43,211	2,021,446
Grand City Properties SA	8,657	194,767
HeidelbergCement AG	17,798	1,285,910
Hella GmbH & Co. KGaA	679	30,351
HOCHTIEF AG	16,059	1,830,094
HUGO BOSS AG	6,986	374,023
Infineon Technologies AG	3,934	70,681

Security	Shares	Value

Germany (continued)
KION Group AG GmbH	2,756	$144,936
LEG Immobilien AG	6,591	754,234
Merck KGaA	2,064	232,510
MTU Aero Engines AG	7,057	1,875,174
Nemetschek SE	18,822	959,059
Porsche Automobil Holding SE, Preference Shares	3,705	240,185
Puma SE	13,530	1,046,896
Rational AG	246	176,406
Rocket Internet SE(a)(c)	1,133	29,261
SAP SE	74,544	8,771,875
Siemens AG, Registered Shares	44,935	4,810,090
Siemens Healthineers AG(c)	13,545	532,620
Software AG	46,382	1,273,408
Stroeer SE & Co. KGaA	2,716	206,796
Symrise AG	14,071	1,367,830
TAG Immobilien AG(a)	13,217	301,620
Talanx AG	426	18,408
Telefonica Deutschland Holding AG	945,353	2,635,741
TLG Immobilien AG	1,655	45,007
TUI AG	66,365	770,758
Uniper SE	12,338	404,641
Volkswagen AG	6,022	1,035,211
Wirecard AG	5,775	924,232
Zalando SE(a)(c)	10,780	492,208

		69,022,534

Hong Kong — 2.5%
AIA Group Ltd.	835,400	7,878,699
Cafe de Coral Holdings Ltd.	36,000	96,403
Champion REIT	25,000	16,177
Chow Tai Fook Jewellery Group Ltd.	150,200	123,982
CK Asset Holdings, Ltd.	117,500	796,073
CLP Holdings Ltd.	87,500	919,703
Galaxy Entertainment Group Ltd.	28,000	173,592
Hang Seng Bank Ltd.	25,500	549,463
Henderson Land Development Co. Ltd.	111,420	518,974
HKT Trust & HKT Ltd.	393,000	623,424
Hong Kong Exchanges & Clearing Ltd.	9,200	269,652
Hongkong Land Holdings Ltd.	431,600	2,426,548
Hutchison Port Holdings Trust	485,500	75,849
Hysan Development Co. Ltd.	19,000	76,620
Jardine Matheson Holdings Ltd.	17,400	931,199
Jardine Strategic Holdings Ltd.	1,900	56,832
Kerry Properties Ltd.	292,000	899,100
Link REIT	2,500	27,577
MTR Corp Ltd.	95,000	532,775
New World Development Co. Ltd.	96,000	124,671
NWS Holdings Ltd.	214,000	331,458
Power Assets Holdings Ltd.	6,500	43,633
Shangri-La Asia Ltd.	32,000	32,616
Sino Land Co. Ltd.	182,000	273,549
Sun Hung Kai Properties Ltd.	68,000	977,210
Swire Pacific Ltd., Class A	112,500	1,047,070
Swire Properties Ltd.	176,600	554,242
Techtronic Industries Co. Ltd.	228,000	1,586,924
WH Group Ltd.(c)	112,000	100,303
Wharf Holdings Ltd.	22,000	47,985
Wharf Real Estate Investment Co. Ltd.	21,000	114,692
Wheelock & Co. Ltd.	104,005	592,534

		22,819,529

India — 0.0%
Jasper Infotech Private Ltd. (Acquired 5/7/14, cost $804,375)(a)(b)(d)	1,080	274,147

Ireland — 0.1%
Kingspan Group PLC	9,474	462,615

S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (continued) September 30, 2019	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Ireland (continued)
Smurfit Kappa Group PLC	9,911	$294,713

		757,328

Israel — 0.2%
Bank Hapoalim BM	88,371	696,305
Bank Leumi Le-Israel BM	93,092	662,799
Delek Group Ltd.	231	26,831
Elbit Systems, Ltd.	1,253	208,024
First International Bank Of Israel Ltd.	3,032	80,710
Gazit-Globe Ltd.	26,009	262,739
Israel Chemicals Ltd.	14,352	71,802
Israel Discount Bank, Ltd. A Shares	21,009	92,339
Nice Ltd.(a)	457	65,867
Paz Oil Co. Ltd.	239	35,032

		2,202,448

Italy — 1.1%
A2A SpA	66,594	122,212
Assicurazioni Generali SpA	19,688	381,549
Azimut Holding SpA	2,600	48,793
Banca Mediolanum SpA	4,799	36,023
Buzzi Unicem SpA	14,580	334,340
Davide Campari-Milano SpA	21,132	190,885
Eni SpA	7,805	119,298
Ferrari NV	24,745	3,818,491
Hera SpA	86,533	355,106
Interpump Group SpA	14,132	446,640
Iren SpA	15,752	45,944
Italgas SpA	73,879	476,755
Mediobanca Banca di Credito Finanziario SpA	109,823	1,198,809
Moncler SpA	35,314	1,258,715
Nexi SpA(a)(c)	4,782	48,723
Snam SpA	244,971	1,237,409
UniCredit SpA	1,992	23,480

		10,143,172

Japan — 23.9%
ABC-Mart, Inc.	500	31,784
Advantest Corp.	17,700	789,030
AEON Financial Service Co. Ltd.	27,100	409,747
Aeon Mall Co. Ltd.	13,600	215,170
AGC, Inc.	59,500	1,854,159
Aisin Seiki Co. Ltd.	1,400	44,263
Amada Holdings Co. Ltd.	37,100	402,034
Amano Corp.	700	21,407
Aoyama Trading Co. Ltd.	68,500	1,195,544
Aozora Bank Ltd.	25,400	636,534
Asahi Group Holdings Ltd.	14,200	705,216
Asahi Kasei Corp.	94,400	936,453
Asics Corp.	4,500	77,176
Astellas Pharma, Inc.	165,200	2,363,047
Benesse Holdings, Inc.	34,200	890,914
Bridgestone Corp.	3,300	128,423
Brother Industries Ltd.	27,300	497,454
Calbee, Inc.	21,400	667,533
Canon Marketing Japan, Inc.	2,100	44,775
Canon, Inc.	78,000	2,085,890
Capcom Co. Ltd.	1,300	34,600
Central Japan Railway Co.	12,000	2,474,514
Chubu Electric Power Co., Inc.	51,200	742,689
Chugai Pharmaceutical Co. Ltd.	18,400	1,437,908
Citizen Watch Co. Ltd.	259,900	1,275,062
Coca-Cola Bottlers Japan Holdings, Inc.	2,100	47,221
COMSYS Holdings Corp.	2,000	56,860
Credit Saison Co. Ltd.	52,200	703,893
CyberAgent, Inc.	3,500	134,915
Dai Nippon Printing Co. Ltd.	3,400	88,199
Daicel Corp.	38,000	323,285
Dai-ichi Life Holdings, Inc.	207,500	3,154,602
Daiichi Sankyo Co. Ltd.	29,900	1,889,363
Daikin Industries Ltd.	13,700	1,806,881

Security	Shares	Value

Japan (continued)
Daito Trust Construction Co. Ltd.	9,300	$1,191,130
Daiwa House Industry Co. Ltd.	27,300	887,378
Daiwa Securities Group, Inc.	74,200	332,063
Denka Co. Ltd.	1,400	38,787
Denso Corp.	31,200	1,378,647
Dentsu, Inc.	13,400	473,825
DIC Corp.	5,800	162,031
Don Quijote Holdings Corp.	6,700	112,174
East Japan Railway Co.	40,400	3,863,147
Eisai Co. Ltd.	23,900	1,220,980
Electric Power Development Co. Ltd.	39,100	893,850
FamilyMart Co. Ltd.	7,800	190,580
Fancl Corp.	8,500	227,015
FANUC Corp.	7,300	1,379,871
Fast Retailing Co. Ltd.	5,700	3,400,332
Fuji Media Holdings, Inc.	53,200	687,371
FUJIFILM Holdings Corp.	37,200	1,638,676
Fujitsu Ltd.	2,400	192,889
Furukawa Electric Co. Ltd.	5,900	143,388
Glory Ltd.	14,900	418,788
GS Yuasa Corp.	2,700	46,894
Gunma Bank Ltd.	13,300	43,357
Hino Motors Ltd.	36,000	298,334
HIS Co. Ltd.	1,900	47,276
Hisamitsu Pharmaceutical Co., Inc.	8,100	356,566
Hitachi Capital Corp.	4,300	87,760
Hitachi Ltd.	34,700	1,299,522
Honda Motor Co. Ltd.	123,200	3,225,924
Hoshizaki Corp.	4,000	315,306
Hoya Corp.	6,800	556,940
Hulic Co. Ltd.	6,700	68,786
Idemitsu Kosan Co. Ltd.	8,400	238,328
IHI Corp.	3,100	67,908
Isetan Mitsukoshi Holdings Ltd.	89,800	719,145
Isuzu Motors Ltd.	61,000	675,721
ITOCHU Corp.	54,300	1,124,750
Izumi Co. Ltd.	4,800	188,262
J Front Retailing Co. Ltd.	11,500	135,112
Japan Airlines Co. Ltd.	34,800	1,033,540
Japan Post Bank Co. Ltd.	83,900	814,930
Japan Post Holdings Co. Ltd.	185,600	1,712,641
Japan Post Insurance Co., Ltd.	39,300	594,883
Japan Tobacco, Inc.	118,500	2,596,293
JFE Holdings, Inc.	73,600	891,468
JGC Holdings Corp.	5,500	72,585
JXTG Holdings, Inc.	529,500	2,420,316
Kajima Corp.	90,700	1,194,917
Kakaku.com, Inc.	16,200	400,196
Kandenko Co. Ltd.	6,800	61,003
Kaneka Corp.	5,100	159,827
Kansai Electric Power Co., Inc.	24,300	272,167
Kao Corp.	60,000	4,450,616
Kawasaki Heavy Industries Ltd.	7,400	164,995
KDDI Corp.	151,700	3,958,269
Kewpie Corp.	3,500	81,976
Keyence Corp.	5,000	3,112,281
Kinden Corp.	2,300	34,203
Kirin Holdings Co. Ltd.	98,500	2,096,063
Kobe Steel Ltd.	8,200	44,042
Komatsu Ltd.	40,000	922,391
Komeri Co. Ltd.	6,500	131,562
Konami Holdings Corp.	7,300	353,638
Konica Minolta, Inc.	80,500	563,220
K’s Holdings Corp.	4,100	44,653
Kubota Corp.	22,600	343,716
Kyocera Corp.	8,000	498,805
Kyowa Exeo Corp.	2,000	48,743
Kyowa Hakko Kirin Co. Ltd.	20,000	389,487
Lintec Corp.	33,200	660,899
Lion Corp.	6,200	122,651

20	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Mabuchi Motor Co. Ltd.	1,500	$56,256
Maeda Corp.	4,400	38,586
Makita Corp.	2,200	69,814
Marubeni Corp.	164,000	1,093,711
Maruha Nichiro Corp.	1,800	45,521
Mazda Motor Corp.	115,300	1,033,471
MEIJI Holdings Co. Ltd.	2,500	182,868
Miraca Holdings, Inc.	7,200	164,696
Mitsubishi Chemical Holdings Corp.	37,000	265,194
Mitsubishi Corp.	17,700	435,826
Mitsubishi Electric Corp.	64,800	864,442
Mitsubishi Estate Co. Ltd.	77,100	1,490,846
Mitsubishi Gas Chemical Co., Inc.	93,000	1,250,841
Mitsubishi Heavy Industries Ltd.	43,900	1,725,639
Mitsubishi Motors Corp.	299,600	1,307,094
Mitsubishi Tanabe Pharma Corp.	16,300	179,631
Mitsubishi UFJ Financial Group, Inc.	1,270,100	6,468,444
Mitsubishi UFJ Lease & Finance Co. Ltd.	40,600	235,495
Mitsui & Co. Ltd.	174,100	2,859,839
Mitsui Fudosan Co. Ltd.	53,400	1,328,972
Mizuho Financial Group, Inc.	1,185,600	1,821,975
MS&AD Insurance Group Holdings, Inc.	45,100	1,465,938
Murata Manufacturing Co. Ltd.	14,500	702,779
NEC Corp.	26,500	1,120,593
NET One Systems Co. Ltd.	1,800	48,832
Nexon Co. Ltd.(a)	9,700	117,857
NH Foods Ltd.	6,200	249,634
Nidec Corp.	6,000	812,529
Nifco, Inc.	2,000	48,061
Nihon M&A Center, Inc.	1,600	45,259
Nikon Corp.	28,800	361,306
Nintendo Co. Ltd.	6,000	2,234,978
Nippon Building Fund, Inc.	25	192,079
Nippon Electric Glass Co. Ltd.	41,000	916,743
Nippon Express Co. Ltd.	1,300	66,582
Nippon Shokubai Co. Ltd.	3,000	171,277
Nippon Steel Corp.	44,800	627,753
Nippon Telegraph & Telephone Corp.	62,400	2,985,448
Nippon Television Holdings, Inc.	8,700	111,980
Nissan Chemical Corp.	2,800	117,238
Nissan Motor Co. Ltd.	389,200	2,429,914
Nisshinbo Holdings, Inc.	28,900	226,168
Nitori Holdings Co. Ltd.	4,300	631,023
Nitto Denko Corp.	25,900	1,254,990
Noevir Holdings Co. Ltd.	1,600	83,861
NOK Corp.	9,500	141,649
Nomura Holdings, Inc.	51,300	218,068
Nomura Research Institute Ltd.	6,400	127,884
NTN Corp.	210,700	608,824
NTT Data Corp.	21,200	275,145
NTT DOCOMO, Inc.	136,600	3,488,031
Obayashi Corp.	21,400	214,020
Obic Co. Ltd.	3,000	343,775
Oji Holdings Corp.	170,300	799,555
Olympus Corp.	38,600	522,949
Ono Pharmaceutical Co. Ltd.	30,200	550,002
Oriental Land Co. Ltd.	7,900	1,204,082
ORIX Corp.	199,500	2,984,321
Osaka Gas Co. Ltd.	2,400	46,096
Otsuka Corp.	18,300	732,394
Otsuka Holdings Co. Ltd.	45,300	1,701,697
Panasonic Corp.	115,800	943,734
Penta-Ocean Construction Co., Ltd.	66,900	371,460
PeptiDream, Inc.(a)	5,600	267,676
Persol Holdings Co. Ltd.	2,400	45,616
Pigeon Corp.	3,600	149,065
Pola Orbis Holdings, Inc.	56,500	1,273,704
Recruit Holdings Co. Ltd.	109,600	3,348,664
Relo Holdings, Inc.	1,900	46,805
Resona Holdings, Inc.	387,200	1,666,177

Security	Shares	Value

Japan (continued)
Ricoh Co. Ltd.	101,500	$918,300
Rinnai Corp.	400	26,953
Ryohin Keikaku Co. Ltd.	36,500	684,253
Sanwa Holdings Corp.	16,400	184,281
SCSK Corp.	3,900	183,534
Secom Co. Ltd.	19,100	1,747,763
Seiko Epson Corp.	3,400	48,295
Seino Holdings Co. Ltd.	7,800	97,922
Sekisui Chemical Co. Ltd.	4,000	62,248
Seria Co. Ltd.	4,400	107,069
Seven & i Holdings Co. Ltd.	62,600	2,399,162
Seven Bank Ltd.	7,600	20,879
Shikoku Electric Power Co., Inc.	3,800	35,913
Shimachu Co. Ltd.	2,800	68,485
Shimano, Inc.	200	30,221
Shimizu Corp.	69,600	632,240
Shin-Etsu Chemical Co. Ltd.	18,800	2,023,077
Shionogi & Co. Ltd.	24,100	1,343,648
Shiseido Co. Ltd.	23,200	1,862,013
SKY Perfect JSAT Holdings, Inc.	11,100	45,023
Skylark Co. Ltd.	1,800	32,772
SMC Corp.	1,700	730,708
Softbank Corp.	103,200	1,398,327
SoftBank Group Corp.	96,300	3,800,039
Sompo Holdings, Inc.	11,600	487,164
Sony Corp.	57,200	3,380,987
Subaru Corp.	37,200	1,052,020
Sumitomo Chemical Co. Ltd.	212,400	958,937
Sumitomo Corp.	99,100	1,551,456
Sumitomo Heavy Industries Ltd.	600	17,879
Sumitomo Mitsui Financial Group, Inc.	127,900	4,394,915
Sumitomo Mitsui Trust Holdings, Inc.	25,300	916,161
Sumitomo Realty & Development Co. Ltd.	17,600	671,899
Sumitomo Rubber Industries Ltd.	86,100	1,025,277
Sundrug Co. Ltd.	28,600	902,426
Suntory Beverage & Food Ltd.	9,000	385,307
Suzuki Motor Corp.	20,100	856,247
T&D Holdings, Inc.	177,600	1,897,786
Taiheiyo Cement Corp.	12,900	346,641
Taisei Corp.	41,800	1,626,732
Taisho Pharmaceutical Holdings Co. Ltd.	6,600	482,594
Takashimaya Co. Ltd.	12,000	140,369
Takeda Pharmaceutical Co. Ltd.	111,400	3,822,767
Teijin Ltd.(a)	7,700	148,626
Terumo Corp.	16,400	530,675
TIS, Inc.	2,500	144,446
Tohoku Electric Power Co., Inc.	21,100	206,237
Tokai Tokyo Financial Holdings, Inc.	99,200	274,876
Tokio Marine Holdings, Inc.	42,800	2,296,098
Tokyo Broadcasting System Holdings, Inc.	11,600	189,014
Tokyo Electron Ltd.	14,100	2,708,946
Tokyo Tatemono Co. Ltd.	7,300	103,037
Tokyu Fudosan Holdings Corp.	101,000	646,417
Topcon Corp.	20,500	273,614
Toppan Printing Co. Ltd.	5,400	95,902
Toshiba Corp.	28,100	859,535
Tosoh Corp.	2,900	38,633
Toyobo Co. Ltd.	3,800	50,058
Toyota Boshoku Corp.	3,900	54,851
Toyota Motor Corp.	123,300	8,280,859
Toyota Tsusho Corp.	1,400	45,441
Trend Micro, Inc.	21,400	1,022,673
TS Tech Co. Ltd.	20,200	617,844
TV Asahi Holdings Corp.	2,200	34,730
Ube Industries Ltd.	124,200	2,523,148
Ulvac, Inc.	900	36,447
Unicharm Corp.	8,600	273,343
Yahoo Japan Corp.	260,700	734,492
Yamaguchi Financial Group, Inc.	74,300	513,146
Yamaha Motor Co. Ltd.	64,600	1,177,665

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (continued) September 30, 2019	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Yamato Holdings Co. Ltd.	55,200	$833,970
Yamato Kogyo Co. Ltd.	1,600	39,888
Zenkoku Hosho Co. Ltd.	8,300	324,343
Zeon Corp.	26,700	327,353

		217,562,706

Luxembourg — 0.0%
ArcelorMittal	3,080	43,331
RTL Group SA	5,418	260,505
Tenaris SA	18,707	198,415

		502,251

Macau — 0.1%
Sands China Ltd.	212,800	961,575

Netherlands — 4.6%
Adyen NV(a)(c)	699	459,681
Aegon NV	393,005	1,632,206
Akzo Nobel NV	1,866	166,266
ASM International NV	8,697	800,144
ASML Holding NV	24,724	6,131,905
ASR Nederland NV	44,790	1,652,738
BE Semiconductor Industries NV(e)	13,481	421,705
Euronext NV(c)	1,472	120,529
EXOR NV	1,248	83,583
ING Groep NV	257,782	2,692,988
Koninklijke DSM NV	20,699	2,491,793
Koninklijke KPN NV	13,841	43,135
Koninklijke Philips NV	61,680	2,850,186
NN Group NV	77,956	2,762,660
QIAGEN NV(a)	12,636	413,814
Randstad NV	30,282	1,486,732
Royal Dutch Shell PLC, A Shares	293,752	8,615,102
Royal Dutch Shell PLC, B Shares	213,220	6,301,780
Signify NV(c)	13,125	360,710
Wolters Kluwer NV	35,659	2,601,869

		42,089,526

New Zealand — 0.0%
Contact Energy Ltd.	18,464	98,752
Mercury NZ Ltd.	27,000	84,725

		183,477

Norway — 0.4%
Aker BP ASA	2,273	60,566
DNB ASA	158,449	2,793,137
Leroy Seafood Group ASA	21,454	130,510
Schibsted ASA, Class A	8,537	252,640
Storebrand ASA	15,091	95,403
TGS NOPEC Geophysical Co. ASA	4,201	106,332
Tomra Systems ASA	16,605	443,719
Yara International ASA	5,340	230,233

		4,112,540

Portugal — 0.3%
Galp Energia SGPS SA	155,176	2,333,723

Singapore — 1.0%
CapitaLand Mall Trust	599,700	1,141,647
DBS Group Holdings Ltd.(e)	47,500	859,328
Keppel REIT(e)	56,000	51,049
Oversea-Chinese Banking Corp. Ltd.	202,800	1,594,291
Singapore Exchange Ltd.	60,300	369,943
Singapore Technologies Engineering, Ltd.	226,100	628,495
Singapore Telecommunications Ltd.	453,000	1,016,411
Suntec Real Estate Investment Trust	861,500	1,185,183
United Overseas Bank Ltd.	121,500	2,258,079
Venture Corp. Ltd.	10,800	119,755

		9,224,181

South Africa — 0.4%
Anglo American PLC	145,977	3,354,824

Security	Shares	Value

Spain — 3.2%
Acciona SA	4,807	$508,743
Acerinox SA	8,415	72,065
ACS Actividades de Construccion y Servicios SA	29,272	1,169,595
Aena SME SA(c)	14,545	2,662,518
Amadeus IT Group SA	32,477	2,327,037
Applus Services SA	12,269	159,115
Banco Bilbao Vizcaya Argentaria SA	766,751	3,991,324
Banco Santander SA	601,193	2,446,155
Bankinter SA	48,189	304,088
CaixaBank SA	226,371	593,770
Cie Automotive SA	1,844	46,239
Corp. Financiera Alba SA	3,377	164,531
Grifols SA	18,897	557,050
Iberdrola SA	283,473	2,946,364
Industria de Diseno Textil SA	95,799	2,964,758
Mediaset Espana Comunicacion SA	24	155
Merlin Properties Socimi SA	31,928	445,759
Repsol SA	152,901	2,384,650
Telefonica SA	704,086	5,380,042

		29,123,958

Sweden — 2.6%
AAK AB	2,578	49,965
Alfa Laval AB	6,072	119,765
Assa Abloy AB, Class B	190,214	4,228,679
Atlas Copco AB, A Shares	26,463	814,879
Elekta AB, B Shares	55,912	735,734
Epiroc AB, Class A	43,947	475,953
Evolution Gaming Group AB(c)	5,421	106,532
Fabege AB	55,791	919,067
Fastighets AB Balder, B Shares(a)	3,359	127,165
Hennes & Mauritz AB, Class B	16,936	328,293
Hexagon AB, B Shares	4,045	194,848
Husqvarna AB, Class B	5,097	38,762
Industrivarden AB, C Shares	71,528	1,564,750
Investor AB, B Shares	50,108	2,447,138
Kinnevik AB, Class B	38,383	1,009,158
Saab AB, B Shares	4,046	116,076
Skandinaviska Enskilda Banken AB, Class A	124,976	1,148,368
SKF AB, B Shares	2,526	41,712
SSAB AB, A Shares	16,327	45,396
Swedbank AB, A Shares	44,380	639,147
Swedish Match AB	10,936	452,291
Telefonaktiebolaget LM Ericsson, B Shares	167,007	1,333,774
Volvo AB, B Shares	450,744	6,325,350

		23,262,802

Switzerland — 9.4%
Banque Cantonale Vaudoise, Registered Shares	385	294,609
Barry Callebaut AG, Registered Shares	221	455,819
Cie Financiere Richemont SA, Registered Shares	11,644	853,338
Clariant AG, Registered Shares(a)	5,761	112,211
Coca-Cola HBC AG(a)	2,617	85,472
dormakaba Holding AG(a)	121	78,039
Dufry AG Registered Shares(a)	6,561	548,838
Flughafen Zurich AG, Registered Shares	7,433	1,375,848
Galenica AG(a)(c)	17,492	1,004,670
Geberit AG	2,068	988,267
Givaudan SA, Registered Shares	804	2,243,982
Glencore PLC(a)	47,436	142,950
Kuehne + Nagel International AG Registered Shares	229	33,698
LafargeHolcim Ltd., Registered Shares(a)	69,111	3,403,286
Landis+Gyr Group AG(a)	6,530	585,321
Logitech International SA, Registered Shares	41,864	1,701,245
Nestle SA, Registered Shares	203,395	22,059,111

22	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Novartis AG, Registered Shares	166,180	$14,422,262
Pargesa Holding SA	5,495	422,667
Partners Group Holding AG	2,022	1,552,808
PSP Swiss Property AG, Registered Shares	8,158	1,035,756
Roche Holding AG	61,338	17,859,461
Schindler Holding AG Participation Certificates	332	74,297
Schindler Holding AG Registered Shares	76	16,955
Sika AG, Registered Shares	16,842	2,464,184
Sonova Holding AG, Registered Shares	1,804	419,756
Straumann Holding AG, Registered Shares	3,202	2,619,072
Sulzer AG, Registered Shares	2	197
Sunrise Communications Group AG(a)(c)	33,212	2,584,300
Swiss Re AG	14,253	1,487,212
Temenos Group AG, Registered Shares(a)	12,752	2,135,323
UBS Group AG, Registered Shares(a)	234,771	2,665,694
Vifor Pharma AG	479	76,558

		85,803,206

United Kingdom — 14.0%
Ashmore Group PLC	76,332	474,904
Ashtead Group PLC	84,154	2,340,269
AstraZeneca PLC	72,973	6,515,660
Auto Trader Group PLC(c)	314,242	1,969,553
Aviva PLC	176,376	865,858
Barclays PLC	130,302	240,080
Barratt Developments PLC	87,653	697,771
Bellway Plc	1,126	46,290
boohoo Group PLC(a)	90,582	295,122
BP PLC	960,442	6,080,300
British American Tobacco PLC	167,196	6,174,560
British Land Co. PLC	89,836	646,259
Bunzl PLC	41,867	1,094,374
Centrica PLC	710,118	643,924
CK Hutchison Holdings Ltd.	419,000	3,698,987
Close Brothers Group PLC	15	260
Compass Group PLC	264,820	6,814,505
Dechra Pharmaceuticals PLC	2,553	86,903
Diageo PLC	288,836	11,798,983
Dialog Semiconductor PLC(a)	14,108	668,169
Direct Line Insurance Group PLC	169,876	626,756
Electrocomponents PLC	84,553	668,453
Experian PLC	56,759	1,815,094
Fiat Chrysler Automobiles NV	46,607	603,927
GlaxoSmithKline PLC	508,548	10,900,472
Greggs PLC	27,582	709,099
Halma PLC	15,346	371,455
Hays PLC	140,901	261,211
HomeServe PLC	8,075	117,753
HSBC Holdings PLC	1,390,864	10,657,106
IG Group Holdings PLC	133,753	991,007
Imperial Brands PLC	40,160	901,836
Inchcape PLC	25,560	198,417
Intertek Group PLC	60,084	4,044,368
ITV PLC	138,787	214,968
JD Sports Fashion PLC	71,014	655,444
John Wood Group PLC	35,048	163,397
Jupiter Fund Management PLC	37,580	164,265
Land Securities Group PLC	8,597	90,544
Legal & General Group PLC	1,154,141	3,522,792
Lloyds Banking Group PLC	3,802,615	2,520,818
Man Group PLC	307,124	659,367
Moneysupermarket.com Group PLC	174,575	811,862
National Grid PLC	318,369	3,447,061
Next Plc	1,458	110,830
Pearson PLC	54,183	491,339
Persimmon PLC	5,753	153,433
Petrofac Ltd.	39,156	192,259
Prudential PLC	33,290	603,253

Security	Shares	Value

United Kingdom (continued)
Reckitt Benckiser Group PLC	23,300	$1,819,241
RELX PLC	99,872	2,371,920
Rentokil Initial PLC	250,703	1,441,394
Rightmove PLC	441,726	2,988,806
Rolls-Royce Holdings PLC(a)	34,072	331,071
Rotork PLC	20,798	79,552
Royal Mail PLC	306,469	795,726
Schroders PLC	3,162	119,519
Severn Trent PLC	49,728	1,323,618
Smiths Group PLC	2,337	45,094
Spirax-Sarco Engineering PLC	2,571	247,698
SSP Group PLC	59,146	450,375
Standard Life Aberdeen PLC	32,074	112,647
Subsea 7 SA	73,740	758,448
Tate & Lyle PLC	20,208	182,823
Taylor Wimpey PLC	55,247	109,661
Unilever NV	115,581	6,940,364
Unilever PLC	53,249	3,200,353
Vodafone Group PLC	1,980,658	3,946,056
WH Smith PLC	2,139	52,266
Wm Morrison Supermarkets PLC	754,140	1,856,854
WPP PLC	16,639	208,342

		127,203,145

United States — 0.2%
Ferguson PLC	675	49,262
FirstSun Capital Bancorp (Acquired 03/10/14, cost $1,691,203)(a)(b)(d)	37,254	1,105,326
James Hardie Industries PLC — CDI	9,071	152,373
Uber Technologies, Inc. (Acquired 05/10/19, cost $326,115)(a)(d)	21,022	633,960

		1,940,921

Total Common Stocks — 96.0% (Cost: $844,631,666)		873,429,208

Preferred Stocks — 0.6%

Germany — 0.5%
Bayerische Motoren Werke AG — Preference Shares	1,585	88,051
Sartorius AG	8,940	1,629,860
Volkswagen AG, Preference Shares	15,869	2,699,093

		4,417,004

United States — 0.1%
Palantir Technologies, Inc., Series I (Acquired 02/07/14, cost $942,242)(a)(b)(d)	153,710	936,094

Total Preferred Stocks — 0.6% (Cost: $5,265,096)		5,353,098

Total Long-Term Investments — 96.6% (Cost: $849,896,762)		878,782,306

Short-Term Securities — 5.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.87%(f)(h)	48,016,367	48,016,367
SL Liquidity Series, LLC, Money Market Series, 2.13%(f)(g)(h)	748,834	748,984

Total Short-Term Securities — 5.3% (Cost: $48,765,185)		48,765,351

Total Investments — 101.9% (Cost: $898,661,947)		927,547,657

Liabilities in Excess of Other Assets — (1.9)%		(17,564,057)

Net Assets — 100.0%		$909,983,600

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (continued) September 30, 2019	BlackRock Advantage International Fund

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $2,949,527, representing 0.3% of its net assets as of period end, and an original cost of $3,763,935.

(e)	Security, or a portion of the security, is on loan.
(f)	Annualized 7-day yield as of period end.
(g)	Security was purchased with the cash collateral from loaned securities.
(h)

During the year ended September 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/18	Net Activity	Shares Held at 09/30/19	Value at 09/30/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Liquidity Funds, T-Fund, Institutional Class	19,233,374	28,782,993	48,016,367	$48,016,367	$272,308		$—	$—
SL Liquidity Series, LLC, Money Market Series	1,253,689	(504,855)	748,834	748,984	178,780	(b)	85	192

				$48,765,351	$451,088		$85	$192

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
SPI 200 Index	23	12/19/19	$2,593	$3,763
Euro STOXX 50 Index	407	12/20/19	15,770	172,978
FTSE 100 Index	68	12/20/19	6,173	35,001
Nikkei 225 Index	99	12/20/19	10,010	398

				$212,140

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Futures contracts	Unrealized appreciation on futures contracts(a)	$—	$—	$212,140	$—	$—	$—	$212,140

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended September 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Futures contracts	$—	$—	$2,424,726	$—	$—	$—	$2,424,726
Forward foreign currency exchange contracts	—	—	—	16,470	—	—	16,470

	$—	$—	$2,424,726	$16,470	$—	$—	$2,441,196

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—		$(554,179)	$—		$—	$(554,179)

24	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Advantage International Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$27,372,110
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	—	(a)
Average amounts sold — in USD	—	(a)

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$—	$70,641,751	$1	$70,641,752
Austria	599,495	2,640,473	—	3,239,968
Belgium	—	9,087,924	—	9,087,924
China	—	3,396,613	—	3,396,613
Denmark	—	16,643,957	—	16,643,957
Finland	—	10,566,951	—	10,566,951
France	672,011	106,302,039	—	106,974,050
Germany	7,835,350	61,187,184	—	69,022,534
Hong Kong	—	22,819,529	—	22,819,529
India	—	—	274,147	274,147
Ireland	462,615	294,713	—	757,328
Israel	—	2,202,448	—	2,202,448
Italy	45,944	10,097,228	—	10,143,172
Japan	—	217,562,706	—	217,562,706
Luxembourg	—	502,251	—	502,251
Macau	—	961,575	—	961,575
Netherlands	—	42,089,526	—	42,089,526
New Zealand	—	183,477	—	183,477
Norway	—	4,112,540	—	4,112,540
Portugal	—	2,333,723	—	2,333,723
Singapore	—	9,224,181	—	9,224,181
South Africa	—	3,354,824	—	3,354,824
Spain	164,531	28,959,427	—	29,123,958
Sweden	—	23,262,802	—	23,262,802
Switzerland	—	85,803,206	—	85,803,206
United Kingdom	1,108,760	126,094,385	—	127,203,145
United States	—	835,595	1,105,326	1,940,921
Preferred Stocks:
Germany	—	4,417,004	—	4,417,004
United States	—	—	936,094	936,094
Short-Term Securities	48,016,367	—	—	48,016,367

Subtotal	$58,905,073	$865,578,032	$2,315,568	$926,798,673

Investments Valued at NAV(a)				748,984

Total Investments				$927,547,657

Derivative Financial Instruments(b)
Assets:
Equity contracts	$212,140	$—	$—	$212,140

(a)	Certain investments of the Fund were fair valued using net assets value (“NAV”) per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments September 30, 2019	BlackRock Health Sciences Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 96.9%

Biotechnology — 14.3%
ACADIA Pharmaceuticals, Inc.(a)	176,800	$6,363,032
Acceleron Pharma, Inc.(a)(b)	789,200	31,181,292
Acerta Pharma BV, Series B (Acquired 5/6/15, cost $17,141,679)(a)(c)(d)	297,971,595	37,097,464
Alexion Pharmaceuticals, Inc.(a)	143,820	14,085,731
Allakos, Inc.(a)(b)	491,272	38,628,717
Allogene Therapeutics, Inc.(a)(b)	739,710	20,160,796
Amgen, Inc.	1,016,412	196,685,886
Apellis Pharmaceuticals, Inc.(a)(b)	422,804	10,185,348
Arena Pharmaceuticals, Inc.(a)	505,218	23,123,828
Atreca, Inc., Class A(a)(b)	334,723	4,097,010
Biogen, Inc.(a)	225,862	52,585,191
BioMarin Pharmaceutical, Inc.(a)	961,300	64,791,620
Blueprint Medicines Corp.(a)(b)	164,300	12,071,121
Checkpoint Therapeutics, Inc.(a)(b)	680,639	1,694,791
Corbus Pharmaceuticals Holdings, Inc.(a)(b)	627,000	3,053,490
Eidos Therapeutics, Inc.(a)(b)	145,596	5,237,088
Exact Sciences Corp.(a)	87,534	7,910,448
Galapagos NV — ADR(a)(b)	106,100	16,197,226
Genfit(a)(b)	188,900	3,288,749
Genmab A/S(a)	218,400	44,375,306
Genmab A/S — ADR(a)(b)	669,032	13,554,588
Gilead Sciences, Inc.	1,281,456	81,218,681
Halozyme Therapeutics, Inc.(a)(b)	471,300	7,309,863
Incyte Corp.(a)(b)	444,400	32,987,812
Mirati Therapeutics, Inc.(a)	171,250	13,342,088
Neurocrine Biosciences, Inc.(a)(b)	620,400	55,904,244
Principia Biopharma, Inc.(a)	74,768	2,111,448
Ra Pharmaceuticals, Inc.(a)(b)	848,022	20,055,720
Sarepta Therapeutics, Inc.(a)	71,125	5,357,135
Seattle Genetics, Inc.(a)(b)	431,218	36,826,017
Syndax Pharmaceuticals, Inc.(a)	288,521	2,155,252
Vertex Pharmaceuticals, Inc.(a)	693,570	117,504,629

		981,141,611

Health Care Equipment & Supplies — 36.2%
Abbott Laboratories	5,277,600	441,576,792
Baxter International, Inc.	1,895,100	165,764,397
Becton Dickinson and Co.	639,722	161,824,077
Boston Scientific Corp.(a)	6,975,052	283,814,866
ConvaTec Group PLC(e)	19,149,900	41,243,098
Edwards Lifesciences Corp.(a)	917,200	201,701,452
Envista Holdings Corp.(a)	625,393	17,435,957
Intuitive Surgical, Inc.(a)	309,100	166,892,363
Masimo Corp.(a)	708,300	105,387,957
Medtronic PLC	2,365,023	256,888,798
Nevro Corp.(a)(b)	241,300	20,744,561
ResMed, Inc.	592,800	80,093,208
SI-BONE, Inc.(a)(b)	76,637	1,354,176
Silk Road Medical, Inc.(a)(b)	159,894	5,201,352
Stryker Corp.	1,182,100	255,688,230
Teleflex, Inc.	353,900	120,237,525
Varian Medical Systems, Inc.(a)(b)	686,100	81,707,649
Wright Medical Group NV(a)(b)	1,302,900	26,878,827
Zimmer Biomet Holdings, Inc.	395,500	54,290,285

		2,488,725,570

Health Care Providers & Services — 17.4%
Amedisys, Inc.(a)(b)	294,800	38,621,748
Anthem, Inc.	679,300	163,099,930
Centene Corp.(a)	1,266,500	54,788,790
Cigna Corp.	818,300	124,209,757
Encompass Health Corp.	613,600	38,828,608
Guardant Health, Inc.(a)	89,802	5,732,062
HCA Healthcare, Inc.	667,148	80,337,962
Humana, Inc.	529,900	135,479,533
LHC Group, Inc.(a)(b)	298,100	33,852,236
Quest Diagnostics, Inc.	209,500	22,422,785

Security	Shares	Value

Health Care Providers & Services (continued)
UnitedHealth Group, Inc.	2,295,653	$498,891,310

		1,196,264,721

Health Care Technology — 1.1%
Cerner Corp.	501,400	34,180,438
Teladoc Health, Inc.(a)(b)	629,000	42,595,880

		76,776,318

Life Sciences Tools & Services — 8.5%
10X Genomics, Inc., Class A(a)	82,086	4,137,134
Agilent Technologies, Inc.	470,600	36,062,078
Avantor, Inc.(a)(b)	2,349,980	34,544,706
Charles River Laboratories International, Inc.(a)	176,400	23,350,068
Illumina, Inc.(a)	238,400	72,526,048
IQVIA Holdings, Inc.(a)(b)	431,200	64,412,656
QIAGEN NV(a)	894,500	29,491,665
Thermo Fisher Scientific, Inc.	905,800	263,832,366
WuXi AppTec Co. Ltd., H Shares(b)(e)	2,948,740	32,208,739
Wuxi Biologics Cayman, Inc.(a)(e)	2,266,000	23,106,181

		583,671,641

Pharmaceuticals — 19.4%
AstraZeneca PLC	1,381,827	123,381,456
AstraZeneca PLC — ADR	727,000	32,402,390
Bristol-Myers Squibb Co.	2,839,126	143,972,079
Daiichi Sankyo Co. Ltd.	219,200	13,851,116
Eli Lilly & Co.	1,165,300	130,315,499
GlaxoSmithKline PLC	3,647,200	78,175,908
Hansoh Pharmaceutical Group Co., Ltd.(a)(e)	14,102,000	43,316,257
Hua Medicine(a)(b)(e)	13,190,870	11,814,679
Merck & Co., Inc.	2,707,111	227,884,604
Merck KGaA	328,460	37,001,060
MyoKardia, Inc.(a)(b)	131,154	6,839,681
Novo Nordisk A/S — ADR(b)	693,300	35,843,610
Pfizer, Inc.	2,986,137	107,291,902
Reata Pharmaceuticals, Inc., Class A(a)(b)	101,554	8,153,771
Roche Holding AG	123,900	36,075,308
Sanofi	617,200	57,173,167
Sanofi — ADR	781,200	36,192,996
Theravance Biopharma, Inc.(a)(b)	85,900	1,673,332
Tricida, Inc.(a)(b)	223,030	6,884,936
Urovant Sciences Ltd.(a)	123,464	1,169,204
Zoetis, Inc.	1,515,600	188,828,604

		1,328,241,559

Total Common Stocks — 96.9% (Cost: $4,392,038,913)		6,654,821,420

	Beneficial Interest

Other Interests — 0.0%

Biotechnology — 0.0%
Afferent Pharmaceuticals, Inc., Series C(a)(c)	3,420,640	2,291,829

Total Other Interests — 0.0% (Cost: $—)		2,291,829

Total Long-Term Investments — 96.9% (Cost: $4,392,038,913)		6,657,113,249

26	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Health Sciences Opportunities Portfolio

Security	Shares	Value

Short-Term Securities — 5.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.87%(f)(h)	227,834,577	$227,834,577
SL Liquidity Series, LLC, Money Market Series, 2.13%(f)(g)(h)	159,577,658	159,609,574

Total Short-Term Investments — 5.6% (Cost: $387,415,963)		387,444,151

Security	Value

Total Investments — 102.5% (Cost: $4,779,454,876)	$7,044,557,400

Liabilities in Excess of Other Assets — (2.5)%	(173,594,007)

Net Assets — 100.0%	$6,870,963,393

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $37,097,464 representing 0.5% of its net assets as of period end, and an original cost of $17,141,679.

(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Annualized 7-day yield as of period end.
(g)	Security was purchased with the cash collateral from loaned securities.
(h)

During the year ended September 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/18	Net Activity	Shares Held at 09/30/19	Value at 09/30/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Liquidity Funds, T-Fund, Institutional Class	94,011,095	133,823,482	227,834,577	$227,834,577	$5,987,110		$—	$—
SL Liquidity Series, LLC, Money Market Series	243,252,303	(83,674,645)	159,577,658	159,609,574	2,782,805	(b)	24,337	7,526

				$387,444,151	$8,769,915		$24,337	$7,526

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	18,541,701	CHF	18,265,443	JPMorgan Chase Bank N.A.	10/10/19	$223,875
USD	51,470,564	DKK	340,005,176	Citibank N.A.	10/10/19	1,792,650
USD	5,177,699	DKK	34,914,189	State Street Bank and Trust Co.	10/10/19	76,412
USD	7,310,800	DKK	48,350,783	UBS AG	10/10/19	246,302
USD	70,226,549	EUR	62,198,193	Deutsche Bank AG	10/10/19	2,379,236
USD	124,598,859	GBP	99,537,982	Citibank N.A.	10/10/19	2,159,650
USD	3,840,887	JPY	405,349,631	State Street Bank and Trust Co.	10/10/19	89,311

						6,967,436

CHF	5,600,192	USD	5,733,502	Northern Trust Corp.	10/10/19	(117,249)
CHF	12,665,251	USD	12,964,007	Toronto-Dominion Bank	10/10/19	(262,433)
DKK	107,673,760	USD	16,372,938	UBS AG	10/10/19	(640,802)
GBP	990,000	USD	1,224,278	Commonwealth Bank Of Australia	10/10/19	(6,503)
GBP	56,752,260	USD	70,959,280	UBS AG	10/10/19	(1,149,728)
JPY	157,842,738	USD	1,487,400	Goldman Sachs International	10/10/19	(26,540)
JPY	381,636,663	USD	3,593,325	UBS AG	10/10/19	(61,216)
JPY	309,079,422	USD	2,913,381	UBS AG	10/10/19	(52,801)
JPY	241,726,528	USD	2,285,361	UBS AG	10/10/19	(48,143)
JPY	167,955,386	USD	1,593,004	UBS AG	10/10/19	(38,550)
USD	14,078,439	GBP	11,648,381	HSBC Bank PLC	10/10/19	(249,946)

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (continued) September 30, 2019	BlackRock Health Sciences Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	14,820,283	JPY	1,601,603,864	JPMorgan Chase Bank N.A.	10/10/19	$(2,821)

						(2,656,732)

Net Unrealized Appreciation						$4,310,704

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$6,967,436	$—	$—	$6,967,436

Liabilities — Derivative Financial Instruments

Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$2,656,732	$—	$—	$2,656,732

For the year ended September 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Forward foreign currency exchange contracts	$—	$—	$—	$7,215,006	$—	$—	$7,215,006
Options written	—	—	180,333	—	—	—	180,333

	$—	$—	$180,333	$7,215,006	$—	$—	$7,395,339

Net Change in Unrealized Appreciation (Depreciation) on:

Forward foreign currency exchange contracts	$—	$—	$—	$3,611,799	$—	$—	$3,611,799

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$227,076,116
Average amounts sold — in USD	861,056,418
Options:
Average value of option contracts written	—	(a)

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$6,967,436	$2,656,732

Total derivative assets and liabilities in the Statements of Assets and Liabilities	6,967,436	2,656,732

Total derivative assets and liabilities subject to a Master Netting Agreement (“MNA”)	$6,967,436	$2,656,732

28	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Health Sciences Opportunities Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(b)(c)

Citibank N.A.	$3,952,300	$—	$—	$—	$3,952,300
Deutsche Bank AG	2,379,236	—	—	—	2,379,236
JPMorgan Chase Bank N.A.	223,875	(2,821)	—	—	221,054
State Street Bank and Trust Co.	165,723	—	—	—	165,723
UBS AG	246,302	(246,302)	—	—	—

	$6,967,436	$(249,123)	$—	$—	$6,718,313

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities(c)(d)

Commonwealth Bank of Australia	$6,503	$—	$—	$—	$6,503
Goldman Sachs International	26,540	—	—	—	26,540
HSBC Bank PLC	249,946	—	—	—	249,946
JPMorgan Chase Bank N.A.	2,821	(2,821)	—	—	—
Northern Trust Corp.	117,249	—	—	—	117,249
Toronto-Dominion Bank	262,433	—	—	—	262,433
UBS AG	1,991,240	(246,302)	—	—	1,744,938

	$2,656,732	$(249,123)	$—	$—	$2,407,609

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Biotechnology	$899,668,841	$44,375,306	$37,097,464	$981,141,611
Health Care Equipment & Supplies	2,447,482,472	41,243,098	—	2,488,725,570
Health Care Providers & Services	1,196,264,721	—	—	1,196,264,721
Health Care Technology	76,776,318	—	—	76,776,318
Life Sciences Tools & Services	528,356,721	55,314,920	—	583,671,641
Pharmaceuticals	939,267,287	388,974,272	—	1,328,241,559
Other Interests:
Biotechnology	—	—	2,291,829	2,291,829
Short-Term Securities	227,834,577	—	—	227,834,577

Subtotal	$6,315,650,937	$529,907,596	$39,389,293	$6,884,947,826

Investments Valued at NAV(a)				159,609,574

Total Investments				$7,044,557,400

(a)	Certain investments of the Fund were fair valued using net asset value (“NAV”) per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (continued) September 30, 2019	BlackRock Health Sciences Opportunities Portfolio

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(a)
Assets:
Foreign currency exchange contracts	$—	$6,967,436	$—	$6,967,436
Liabilities:
Foreign currency exchange contracts	—	(2,656,732)	—	(2,656,732)

	$—	$4,310,704	$—	$4,310,704

(a)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

30	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments September 30, 2019	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 80.2%

Aerospace & Defense — 2.4%
BAE Systems PLC	917,031	$6,422,200
Lockheed Martin Corp.	8,446	3,294,447

		9,716,647

Automobiles — 2.0%
Ford Motor Co.	305,996	2,802,923
General Motors Co.	149,316	5,596,364

		8,399,287

Banks — 10.5%
Citigroup, Inc.	140,869	9,731,231
JPMorgan Chase & Co.	117,386	13,815,158
Regions Financial Corp.	71,786	1,135,655
Wells Fargo & Co.	373,583	18,843,527

		43,525,571

Beverages — 0.4%
PepsiCo, Inc.	12,892	1,767,493

Biotechnology — 0.9%
Acerta Pharma BV, Series B (Acquired 5/6/15, cost $1,815,300)(a)(b)(c)	31,555,035	3,928,602

Building Products — 0.4%
Johnson Controls International PLC	40,429	1,774,429

Capital Markets — 1.4%
Morgan Stanley	71,191	3,037,720
State Street Corp.	48,086	2,846,210

		5,883,930

Chemicals — 1.5%
Corteva, Inc.	36,742	1,028,776
Dow, Inc.	65,948	3,142,422
DuPont de Nemours, Inc.	29,027	2,069,915

		6,241,113

Communications Equipment — 0.8%
Cisco Systems, Inc.	66,634	3,292,386

Containers & Packaging — 0.6%
International Paper Co.	45,972	1,922,549
Packaging Corp. of America	6,431	682,329

		2,604,878

Diversified Financial Services — 0.5%
AXA Equitable Holdings, Inc.	97,366	2,157,631

Diversified Telecommunication Services — 6.2%
BCE, Inc.	85,047	4,117,125
Verizon Communications, Inc.	353,320	21,326,395

		25,443,520

Electric Utilities — 3.6%
Edison International	37,389	2,819,878
FirstEnergy Corp.	246,388	11,883,293

		14,703,171

Energy Equipment & Services — 0.9%
Baker Hughes a GE Co.	156,401	3,628,503

Food Products — 2.1%
Conagra Brands, Inc.	79,489	2,438,723
Kellogg Co.	32,230	2,074,001
Kraft Heinz Co.	68,171	1,904,357
Nestle SA, Registered Shares	19,449	2,109,332

		8,526,413

Health Care Equipment & Supplies — 2.8%
Alcon, Inc.(a)	38,281	2,232,926

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Koninklijke Philips NV	75,993	$3,511,578
Medtronic PLC	52,795	5,734,593

		11,479,097

Health Care Providers & Services — 3.6%
Anthem, Inc.	19,231	4,617,363
Cardinal Health, Inc.	49,927	2,356,055
CVS Health Corp.	94,094	5,934,509
Quest Diagnostics, Inc.	17,745	1,899,247

		14,807,174

Household Durables — 1.4%
Newell Brands, Inc.	312,795	5,855,522

Household Products — 0.8%
Procter & Gamble Co.	25,419	3,161,615

Industrial Conglomerates — 1.3%
3M Co.	8,192	1,346,765
Siemens AG, Registered Shares	38,104	4,078,863

		5,425,628

Insurance — 7.5%
American International Group, Inc.	120,295	6,700,432
Arthur J. Gallagher & Co.	25,375	2,272,839
MetLife, Inc.	212,941	10,042,298
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	5,186	1,339,538
Prudential Financial, Inc.	61,951	5,572,492
Swiss Re AG	23,323	2,433,610
Travelers Cos., Inc.	16,283	2,421,119

		30,782,328

IT Services — 0.5%
Cognizant Technology Solutions Corp., Class A	32,457	1,956,021

Multi-Utilities — 0.6%
Engie SA	156,378	2,552,437

Oil, Gas & Consumable Fuels — 10.4%
BP PLC	2,407,474	15,241,071
ConocoPhillips	29,154	1,661,195
Marathon Petroleum Corp.	141,282	8,582,882
ONEOK, Inc.	48,879	3,601,894
TOTAL SA — ADR	94,780	4,928,560
Williams Cos., Inc.	365,040	8,782,862

		42,798,464

Personal Products — 0.4%
Unilever NV, NY Shares	28,401	1,704,912

Pharmaceuticals — 6.3%
AstraZeneca PLC	66,125	5,904,211
Bayer AG, Registered Shares	106,130	7,477,212
Bristol-Myers Squibb Co.	87,937	4,459,285
Pfizer, Inc.	230,249	8,272,847

		26,113,555

Road & Rail — 0.7%
Uber Technologies, Inc. (Acquired 05/10/19, cost $1,446,483)(a)(b)	93,243	2,811,929

Semiconductors & Semiconductor Equipment — 2.0%
NXP Semiconductors NV	34,752	3,792,138
QUALCOMM, Inc.	57,999	4,424,164

		8,216,302

Specialty Retail — 0.5%
Lowe’s Cos., Inc.	20,659	2,271,664

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (continued) September 30, 2019	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security		Shares	Value

Technology Hardware, Storage & Peripherals — 2.3%
NetApp, Inc.		41,165	$2,161,574
Samsung Electronics Co. Ltd. — GDR		7,091	7,224,885

			9,386,459

Thrifts & Mortgage Finance — 1.2%
FirstSun Capital Bancorp (Acquired 03/10/14, cost $7,599,729)(a)(b)(c)		167,410	4,967,055

Tobacco — 2.3%
Altria Group, Inc.		83,207	3,403,166
Imperial Brands PLC		216,163	4,854,171
Philip Morris International, Inc.		16,397	1,245,024

			9,502,361

Wireless Telecommunication Services — 1.4%
China Mobile Ltd. — ADR		139,190	5,762,466

Total Common Stocks — 80.2% (Cost: $307,077,487)			331,148,563

Preferred Stocks — 1.1%

Software — 1.1%
Palantir Technologies, Inc., Series I (Acquired 02/07/14, cost $4,300,011)(a)(b)(c)

(Cost — $4,300,011) — 0.0%		701,470	4,271,952

		Par (000)

Equity-Linked Notes — 18.3%

Aerospace & Defense — 0.5%
RBC Capital Markets LLC (Lockheed Martin Corp.) 11.34% 11/06/19	USD	6	2,191,711

Automobiles — 0.7%
BOFA Securities, Inc. (Ford Motor Co.) 27.57% 11/06/19		104	937,668
BOFA Securities, Inc. (General Motors Co.) 18.12% 10/11/19		51	1,903,139

			2,840,807

Banks — 1.3%
SG Americas Securities LLC (Regions Financial Corp.) 23.31% 10/11/19		49	726,647
TD Securities, Inc. (JPMorgan Chase & Co.) 14.03% 10/03/19		40	4,458,698

			5,185,345

Beverages — 0.3%
RBC Capital Markets LLC (PepsiCo, Inc.) 10.79% 11/06/19		9	1,187,789

Building Products — 0.1%
JP Morgan Securities LLC (Johnson Controls International PLC) 15.35% 10/17/19		14	601,664

Capital Markets — 0.5%
JP Morgan Securities LLC (State Street Corp.) 24.8% 10/17/19		17	886,987
TD Securities, Inc. (Morgan Stanley) 22.02% 11/14/19(c)		24	1,020,530

			1,907,517

Chemicals — 0.3%
TD Securities, Inc. (Dow, Inc.) 20.22% 11/14/19(c)		22	1,055,388

Communications Equipment — 0.5%
BNP Paribas Securities Corporation (Cisco Systems, Inc.) 16.81% 10/03/19		46	2,258,769

Security		Par (000)	Value

Containers & Packaging — 0.4%
BOFA Securities, Inc. (Packaging Corp. of America) 25.9% 10/11/19	USD	2	$212,642
SG Americas Securities LLC (International Paper Co.) 17.74% 10/03/19		32	1,318,979

			1,531,621

Diversified Telecommunication Services — 1.7%
BOFA Securities, Inc. (BCE, Inc.) 7.98% 11/06/19		58	2,784,815
RBC Capital Markets LLC (Verizon Communications, Inc.) 17.68% 11/06/19		68	4,092,467

			6,877,282

Electric Utilities — 1.1%
BNP Paribas Securities Corporation (Edison International) 17.91% 10/03/19		13	965,829
BNP Paribas Securities Corporation (FirstEnergy Corp.) 18.02% 10/03/19		85	3,777,535

			4,743,364

Energy Equipment & Services — 0.3%
BMO Capital Markets Corp. (Baker Hughes a GE Co.) 19.85% 10/17/19		54	1,232,493

Food Products — 0.5%
Bank of Montreal (Kraft Heinz Co.) 25.04% 10/25/19		23	647,220
BNP Paribas Arbitrage (Nestle SA) 7.73% 10/25/19	CHF	7	704,773
CIBC World Markets Corp. (Conagra Brands, Inc.) 24.70% 11/06/19	USD	27	822,175

			2,174,168

Health Care Equipment & Supplies — 0.7%
BNP Paribas Arbitrage (Koninklijke Philips NV) 12.03% 10/25/19	EUR	26	1,183,975
TD Securities, Inc. (Medtronic PLC) 21.39% 11/14/19(c)	USD	18	1,921,688

			3,105,663

Health Care Providers & Services — 0.1%
BNP Paribas Securities Corporation (Quest Diagnostics, Inc.) 17.91% 10/03/19		6	628,713

Household Products — 0.5%
Royal Bank of Canada (Procter & Gamble Co.) 12.17% 10/11/19		17	2,147,260

Industrial Conglomerates — 0.6%
BNP Paribas Securities Corporation (3M Co.) 18.21% 10/03/19		6	921,142
Credit Suisse Securities (USA) LLC (Siemens AG) 10.95% 10/25/19	EUR	13	1,372,414

			2,293,556

Insurance — 3.2%
BNP Paribas Arbitrage (Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen) 6.36% 10/25/19		4	914,658
BOFA Securities, Inc. (American International Group, Inc.) 17.37% 10/17/19	USD	41	2,277,335
JP Morgan Securities LLC (Swiss Re AG) 6.91% 10/25/19	CHF	16	1,643,161
RBC Capital Markets LLC (Arthur J. Gallagher & Co.) 13.11% 11/06/19	USD	17	1,540,786
Royal Bank of Canada (Travelers Cos., Inc.) 14.44% 10/11/19		11	1,651,399

32	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Insurance (continued)
TD Securities, Inc. (MetLife, Inc.) 16.24% 10/03/19	USD	73	$3,446,842
TD Securities, Inc. (Prudential Financial, Inc.) 20.72% 11/14/19(c)		21	1,867,216

			13,341,397

Multi-Utilities — 0.4%
BNP Paribas Arbitrage (Engie SA) 11.25% 10/25/19	EUR	106	1,621,802

Oil, Gas & Consumable Fuels — 1.7%
BOFA Securities, Inc. (TOTAL SA) 19.95% 11/06/19	USD	32	1,671,591
TD Securities, Inc. (ONEOK, Inc.) 22.12% 11/14/19(c)		33	2,419,795
TD Securities, Inc. (Williams Cos., Inc.) 18.92% 11/14/19(c)		123	2,971,634

			7,063,020

Personal Products — 0.1%
TD Securities, Inc. (Unilever NV) 20.86% 11/14/19(c)		10	566,295

Pharmaceuticals — 1.2%
BNP Paribas Arbitrage (AstraZeneca PLC) 12.42% 10/25/19	GBP	22	1,956,757
BOFA Securities, Inc. (Pfizer, Inc.) 9.63% 10/11/19	USD	79	2,804,931

			4,761,688

Semiconductors & Semiconductor Equipment — 0.9%
TD Securities, Inc. (QUALCOMM, Inc.) 23.14% 10/17/19		20	1,529,654

Security		Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
Wells Fargo Securities LLC (Taiwan Semiconductor Manufacturing Co. Ltd.) 20.0% 10/03/19	USD	49	$2,162,646

			3,692,300

Tobacco — 0.3%
Bank of Montreal (Altria Group, Inc.) 21.18% 11/14/19		28	1,135,680

Wireless Telecommunication Services — 0.4%
BOFA Securities, Inc. (China Mobile Ltd.) 23.67% 10/11/19		38	1,553,923

Total Equity-Linked Notes — 18.3% (Cost: $75,080,586)			75,699,215

Total Long-Term Investments — 99.6% (Cost: $386,458,084)			411,119,730

		Shares

Short-Term Securities — 1.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.87%(d)(e)		7,488,275	7,488,275

Total Short-Term Securities — 1.8% (Cost: $7,488,275)			7,488,275

Total Investments — 101.4% (Cost: $393,946,359)			418,608,005

Liabilities in Excess of Other Assets — (1.4)%			(5,584,604)

Net Assets — 100.0%			$413,023,401

(a)	Non-income producing security.
(b)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $15,979,538, representing 3.9% of its net assets as of period end, and an original cost of $15,161,523.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Annualized 7-day yield as of period end.
(e)

During the year ended September 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/18	Net Activity	Shares Held at 09/30/19	Value at 09/30/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Liquidity Funds, T-Fund, Institutional Class	11,275,547	(3,787,272)	7,488,275	$7,488,275	$143,013		$—	$—
SL Liquidity Series, LLC, Money Market Series	—	—	—	—	5	(b)	—	—

				$7,488,275	$143,018		$—	$—

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (continued) September 30, 2019	BlackRock High Equity Income Fund

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended September 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Forward foreign currency exchange contracts	$—	$—	$—	$(313)	$—	$—	$(313)
Options purchased(a)	—	—	—	—	—	(660,871)	(660,871)

	$—	$—	$—	$(313)	$—	$(660,871)	$(661,184)

(a)	Options purchased are included in net realized gain (loss) from investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$—	(a)
Options:
Average value of option contracts purchased	329,794

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$3,294,447	$6,422,200	$—	$9,716,647
Automobiles	8,399,287	—	—	8,399,287
Banks	43,525,571	—	—	43,525,571
Beverages	1,767,493	—	—	1,767,493
Biotechnology	—	—	3,928,602	3,928,602
Building Products	1,774,429	—	—	1,774,429
Capital Markets	5,883,930	—	—	5,883,930
Chemicals	6,241,113	—	—	6,241,113
Communications Equipment	3,292,386	—	—	3,292,386
Containers & Packaging	2,604,878	—	—	2,604,878
Diversified Financial Services	2,157,631	—	—	2,157,631
Diversified Telecommunication Services	25,443,520	—	—	25,443,520
Electric Utilities	14,703,171	—	—	14,703,171
Energy Equipment & Services	3,628,503	—	—	3,628,503
Food Products	6,417,081	2,109,332	—	8,526,413
Health Care Equipment & Supplies	5,734,593	5,744,504	—	11,479,097
Health Care Providers & Services	14,807,174	—	—	14,807,174
Household Durables	5,855,522	—	—	5,855,522
Household Products	3,161,615	—	—	3,161,615
Industrial Conglomerates	1,346,765	4,078,863	—	5,425,628
Insurance	27,009,180	3,773,148	—	30,782,328
IT Services	1,956,021	—	—	1,956,021
Multi-Utilities	—	2,552,437	—	2,552,437
Oil, Gas & Consumable Fuels	27,557,393	15,241,071	—	42,798,464
Personal Products	1,704,912	—	—	1,704,912
Pharmaceuticals	12,732,132	13,381,423	—	26,113,555
Road & Rail	—	2,811,929	—	2,811,929
Semiconductors & Semiconductor Equipment	8,216,302	—	—	8,216,302
Specialty Retail	2,271,664	—	—	2,271,664
Technology Hardware, Storage & Peripherals	2,161,574	7,224,885	—	9,386,459
Thrifts & Mortgage Finance	—	—	4,967,055	4,967,055
Tobacco	4,648,190	4,854,171	—	9,502,361
Wireless Telecommunication Services	5,762,466	—	—	5,762,466

34	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock High Equity Income Fund

	Level 1	Level 2	Level 3	Total

Preferred Stocks	$—	$—	$4,271,952	$4,271,952
Equity-Linked Notes:
Aerospace & Defense	—	2,191,711	—	2,191,711
Automobiles	—	2,840,807	—	2,840,807
Banks	—	5,185,345	—	5,185,345
Beverages	—	1,187,789	—	1,187,789
Building Products	—	601,664	—	601,664
Capital Markets	—	886,987	1,020,530	1,907,517
Chemicals	—	—	1,055,388	1,055,388
Communications Equipment	—	2,258,769	—	2,258,769
Containers & Packaging	—	1,531,621	—	1,531,621
Diversified Telecommunication Services	—	6,877,282	—	6,877,282
Electric Utilities	—	4,743,364	—	4,743,364
Energy Equipment & Services	—	1,232,493	—	1,232,493
Food Products	—	2,174,168	—	2,174,168
Health Care Equipment & Supplies	—	1,183,975	1,921,688	3,105,663
Health Care Providers & Services	—	628,713	—	628,713
Household Products	—	2,147,260	—	2,147,260
Industrial Conglomerates	—	2,293,556	—	2,293,556
Insurance	—	11,474,181	1,867,216	13,341,397
Multi-Utilities	—	1,621,802	—	1,621,802
Oil, Gas & Consumable Fuels	—	1,671,591	5,391,429	7,063,020
Personal Products	—	—	566,295	566,295
Pharmaceuticals	—	4,761,688	—	4,761,688
Semiconductors & Semiconductor Equipment	—	3,692,300	—	3,692,300
Tobacco	—	1,135,680	—	1,135,680
Wireless Telecommunication Services	—	1,553,923	—	1,553,923
Short-Term Securities	7,488,275	—	—	7,488,275

	$261,547,218	$132,070,632	$24,990,155	$418,608,005

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Equity-Linked Notes	Total

Assets:
Opening Balance, as of September 30, 2018	$9,607,907	$8,207,583	$—	$17,815,490
Transfers into Level 3	—	—	—	—
Transfers out of Level 3(a)	—	(4,139,057)	—	(4,139,057)
Other	—	—	—	—
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation)(b)(c)	(712,250)	203,426	(45,004)	(553,828)
Purchases	—	—	11,867,550	11,867,550
Sales	—	—	—	—

Closing Balance, as of September 30, 2019	$8,895,657	$4,271,952	$11,822,546	$24,990,155

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2019 (c)	$(712,250)	$203,426	$(45,004)	$(553,828)

(a)

As of September 30, 2018, the Fund used significant unobservable inputs in determining the value of certain investments. As of September 30, 2019, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2019, is generally due to investments no longer held or categorized as Level 3 at period end.

S C H E D U L E S O F I N V E S T M E N T S	35

Schedule of Investments (continued) September 30, 2019	BlackRock High Equity Income Fund

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $11,822,546. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)

Assets:
Common Stocks	$8,895,657	Market	Tangible Book Value Multiple	1.45x
		Income	Discount Rate	3%
Preferred Stocks	4,271,952	Market	Revenue Multiple	15.50x

	$13,167,609

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

36	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments September 30, 2019	BlackRock International Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 95.6%

Australia — 4.3%
Ansell Ltd.	210,793	$3,902,077
Sonic Healthcare Ltd.	315,893	5,989,665

		9,891,742

Canada — 11.8%
Rogers Communications, Inc., Class B	231,427	11,272,208
TELUS Corp.	446,480	15,889,747

		27,161,955

Denmark — 3.0%
Novo Nordisk A/S, Class B	134,938	6,973,081

Finland — 2.8%
Kone OYJ, Class B	113,940	6,484,394

France — 7.1%
Sanofi	97,444	9,026,543
Schneider Electric SE	83,867	7,333,532

		16,360,075

Germany — 4.8%
Deutsche Post AG, Registered Shares	335,320	11,174,653

India — 2.5%
Hero MotoCorp Ltd.	84,616	3,232,517
Jasper Infotech Private Ltd. (Acquired 5/7/14, cost $7,423,816)(a)(b)(c)	9,970	2,530,785

		5,763,302

Netherlands — 5.3%
Heineken NV	46,199	4,990,071
Koninklijke Philips NV	158,056	7,303,647

		12,293,718

Singapore — 5.0%
DBS Group Holdings Ltd.	329,200	5,955,595
United Overseas Bank Ltd.	302,500	5,621,967

		11,577,562

Sweden — 2.8%
Svenska Handelsbanken AB, A Shares	689,608	6,451,341

Switzerland — 11.0%
Cie Financiere Richemont SA, Registered Shares	38,997	2,857,921

Security	Shares	Value

Switzerland (continued)
Nestle SA, Registered Shares	87,267	$9,464,502
Novartis AG, Registered Shares	103,286	8,963,881
SGS SA, Registered Shares	1,610	3,991,066

		25,277,370

Taiwan — 1.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	496,000	4,405,241

United Kingdom — 25.5%
AstraZeneca PLC	46,995	4,196,120
BAE Systems PLC	1,241,700	8,695,940
British American Tobacco PLC	292,057	10,785,685
Diageo PLC	119,341	4,875,093
GlaxfoSmithKline PLC	550,653	11,802,972
Imperial Brands PLC	264,200	5,932,893
RELX PLC	163,609	3,890,127
Unilever PLC	144,587	8,689,918

		58,868,748

United States — 7.8%
3M Co	39,307	6,462,071
Amcor PLC — CDI	1,205,181	11,598,392

		18,060,463

Total Common Stocks — 95.6% (Cost: $224,297,814)		220,743,645

Preferred Stocks — 2.2%

China — 2.2%
Xiaoju Kuaizhi, Inc., Series A-17 (Acquired 07/28/15, cost $2,770,046)(a)(b)(c)	101,000	5,143,930

Total Preferred Stocks — 2.2% (Cost: $2,770,046)		5,143,930

Total Long-Term Investments — 97.8% (Cost: $227,067,860)		225,887,575

Total Investments — 97.8% (Cost: $227,067,860)		225,887,575

Other Assets Less Liabilities — 2.2%		4,970,367

Net Assets — 100.0%		$230,857,942

(a)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $7,674,715, representing 3.3% of its net assets as of period end, and an original cost of $10,193,862.

(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

During the year ended September 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/18	Net Activity	Shares Held at 09/30/19	Value at 09/30/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Liquidity Funds, T-Fund, Institutional Class	306,821	(306,821)	—	$—	$16,491		$—	$—
SL Liquidity Series, LLC, Money Market Series	—	—	—	—	2,590	(b)	(525)	—

				$—	$19,081		$(525)	$—

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E S O F I N V E S T M E N T S	37

Schedule of Investments (continued) September 30, 2019	BlackRock International Dividend Fund

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended September 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Forward foreign currency exchange contracts	$—	$—	$—	$417	$—	$—	$417

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts sold — in USD	$—	(a)

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$—	$9,891,742	$—	$9,891,742
Canada	27,161,955	—	—	27,161,955
Denmark	—	6,973,081	—	6,973,081
Finland	—	6,484,394	—	6,484,394
France	—	16,360,075	—	16,360,075
Germany	—	11,174,653	—	11,174,653
India	—	3,232,517	2,530,785	5,763,302
Netherlands	—	12,293,718	—	12,293,718
Singapore	—	11,577,562	—	11,577,562
Sweden	—	6,451,341	—	6,451,341
Switzerland	—	25,277,370	—	25,277,370
Taiwan	—	4,405,241	—	4,405,241
United Kingdom	—	58,868,748	—	58,868,748
United States	6,462,071	11,598,392	—	18,060,463
Preferred Stocks:
China	—	—	5,143,930	5,143,930

	$33,624,026	$184,588,834	$7,674,715	$225,887,575

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total

Assets:
Opening Balance, as of September 30, 2018	$2,047,340	$5,143,930	$7,191,270
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Other	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	483,445	—	483,445
Purchases	—	—	—
Sales	—	—	—

Closing Balance, as of September 30, 2019	$2,530,785	$5,143,930	$7,674,715

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2019 (b)	$483,445	$—	$483,445

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2019, is generally due to investments no longer held or categorized as Level 3 at period end.

38	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock International Dividend Fund

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)

Assets:
Common Stocks	$2,530,785	Market	Revenue Multiple	5.54x
Preferred Stocks	5,143,930	Market	Recent Transactions	—

	$7,674,715

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	39

Schedule of Investments September 30, 2019	BlackRock Technology Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 97.4%

Automobiles — 0.6%
Tesla, Inc.(a)(b)	51,526	$12,411,068

Communications Equipment — 0.6%
Viavi Solutions, Inc.(a)	885,553	12,402,170

Diversified Consumer Services — 1.1%
Arco Platform Ltd., Class A(a)(b)	429,558	21,774,295

Diversified Financial Services — 0.2%
TransferWise (Acquired 06/03/19, cost $3,861,759)(a)(c)(d)	43,665	3,984,431

Diversified Telecommunication Services — 1.3%
Bandwidth, Inc., Class A(a)	141,268	9,197,959
China Tower Corp. Ltd., H Shares(e)	65,238,000	14,805,681

		24,003,640

Electronic Equipment, Instruments & Components — 3.2%
II-VI, Inc.(a)	591,980	20,843,616
Keysight Technologies, Inc.(a)	141,483	13,759,222
Sunny Optical Technology Group Co. Ltd.	1,302,000	19,111,885
Yageo Corp.	1,003,000	7,969,034

		61,683,757

Entertainment — 2.4%
Activision Blizzard, Inc.	395,951	20,953,727
Netflix, Inc.(a)	47,753	12,779,658
Ubisoft Entertainment SA(a)	168,739	12,164,539

		45,897,924

Equity Real Estate Investment Trusts (REITs) — 0.8%
Equinix, Inc.	25,203	14,537,090

Health Care Technology — 1.3%
Ping An Healthcare and Technology Co. Ltd.(a)(b)(e)	2,167,759	12,684,419
Teladoc Health, Inc.(a)(b)	175,972	11,916,824

		24,601,243

Hotels, Restaurants & Leisure — 0.4%
Luckin Coffee, Inc. — ADR(a)(b)	409,878	7,787,682

Household Durables — 0.9%
Roku, Inc.(a)(f)	162,384	16,524,196

Interactive Media & Services — 11.9%
Alphabet, Inc., Class A(a)	49,733	60,730,956
Facebook, Inc., Class A(a)	162,814	28,993,917
IAC/InterActiveCorp(a)	90,570	19,741,543
Kakao Corp.	149,381	16,912,231
Pinterest, Inc., Class A(a)(b)	413,717	10,942,815
Snap, Inc., Class A(a)	893,943	14,124,299
Tencent Holdings Ltd.	1,381,800	57,797,824
Yandex NV, Class A(a)	455,680	15,953,357

		225,196,942

Internet & Direct Marketing Retail — 9.8%
Alibaba Group Holding Ltd. — ADR(a)	323,068	54,026,662
Amazon.com, Inc.(a)	30,619	53,151,828
Delivery Hero SE(a)(e)	327,016	14,518,047
Ensogo Ltd.(a)(c)	94,425	1
Farfetch Ltd., Class A(a)(b)	1,002,025	8,657,496
Jasper Infotech Private Ltd. (Acquired 5/7/14, cost $1,414,399)(a)(c)(d)	1,900	482,296
Meituan Dianping, Class B(a)	1,668,430	17,040,316
MercadoLibre, Inc.(a)(f)	34,425	18,976,093
Trainline PLC(a)(e)	1,441,809	7,427,893
Zalando SE(a)	250,700	11,446,800

		185,727,432

IT Services — 17.3%
Adyen NV(a)(e)	17,031	11,200,040
Endava PLC — ADR(a)	278,568	10,543,799

Security	Shares	Value

IT Services (continued)
GDS Holdings Ltd. — ADR(a)(b)	294,457	$11,801,836
GMO Payment Gateway, Inc.	235,900	15,834,396
InterXion Holding NV(a)	215,225	17,532,228
Mastercard, Inc., Class A	98,209	26,670,618
MongoDB, Inc.(a)(f)	105,974	12,767,748
Network International Holdings PLC(a)(e)	1,807,610	11,890,676
Okta, Inc.(a)(f)	157,768	15,533,837
Pagseguro Digital Ltd., Class A(a)(b)(f)	384,537	17,807,908
PayPal Holdings, Inc.(a)	287,696	29,802,429
Shopify, Inc., Class A(a)(f)	56,733	17,681,407
Square, Inc., Class A(a)(f)	398,712	24,700,208
StoneCo Ltd., Class A(a)	382,602	13,306,898
Twilio, Inc., Class A(a)(b)(f)	316,813	34,836,757
Visa, Inc., Class A(b)	141,424	24,326,342
Wirecard AG	113,739	18,202,803
Wix.com Ltd.(a)	111,000	12,958,140

		327,398,070

Multiline Retail — 1.2%
Magazine Luiza SA	2,546,202	22,637,264

Professional Services — 0.5%
HeadHunter Group PLC — ADR	501,706	9,677,909

Road & Rail — 0.2%
Uber Technologies, Inc. (Acquired 05/10/19, cost $2,000,005)(a)(d)	128,924	3,887,961

Semiconductors & Semiconductor Equipment — 13.4%
Advanced Micro Devices, Inc.(a)	721,637	20,920,257
AIXTRON SE(a)(b)	833,066	8,504,214
ASML Holding NV	86,278	21,398,177
Cree, Inc.(a)(b)	364,496	17,860,304
Inphi Corp.(a)	249,412	15,226,603
Lam Research Corp.	108,675	25,115,879
Marvell Technology Group Ltd.	1,042,745	26,037,343
Micron Technology, Inc.(a)	322,014	13,798,300
Monolithic Power Systems, Inc.	86,476	13,458,260
NVIDIA Corp.	62,668	10,908,619
Silicon Laboratories, Inc.(a)(b)	108,997	12,136,816
Skyworks Solutions, Inc.	187,067	14,825,060
SOITEC(a)	195,692	19,329,358
STMicroelectronics NV	840,707	16,269,242
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	393,629	18,295,876

		254,084,308

Software — 27.5%
Adobe, Inc.(a)	94,010	25,970,262
Altair Engineering, Inc., Class A(a)(b)	311,357	10,779,179
Alteryx, Inc., Class A(a)(b)	164,549	17,677,499
Altium Ltd.	574,356	12,961,870
Anaplan, Inc.(a)	195,900	9,207,300
Aspen Technology, Inc.(a)	82,928	10,206,778
Atlassian Corp. PLC, Class A(a)(f)	187,339	23,499,804
Autodesk, Inc.(a)	127,506	18,832,636
Avalara, Inc.(a)	206,244	13,878,159
Cadence Design Systems, Inc.(a)	170,121	11,241,596
Cloudflare, Inc., Class A(a)	121,171	2,250,145
Crowdstrike Holdings, Inc., Class A(a)(b)(f)	142,063	8,283,694
Datadog, Inc., Class A(a)(b)	40,318	1,367,183
Elastic NV(a)(f)	123,190	10,143,465
Five9, Inc.(a)(b)	208,389	11,198,825
Intuit, Inc.	42,116	11,200,329
Kingdee International Software Group Co. Ltd.	13,561,000	14,280,809
Linx SA	1,527,845	11,980,214
Linx SA — ADR(a)	185,771	1,436,010
Microsoft Corp.	618,272	85,958,356
Pluralsight, Inc., Class A(a)	112,572	1,890,647
RingCentral, Inc., Class A(a)	126,371	15,879,780
salesforce.com, Inc.(a)	337,363	50,078,164
ServiceNow, Inc.(a)(f)	84,212	21,377,216

40	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Technology Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Smartsheet, Inc., Class A(a)	256,895	$9,255,927
Splunk, Inc.(a)(b)	107,282	12,644,256
SVMK, Inc.(a)	642,355	10,984,270
Synopsys, Inc.(a)	74,654	10,246,261
TeamViewer AG(a)	822,772	22,141,586
Weimob, Inc.(a)(b)(e)	19,386,000	8,696,349
Xero Ltd.(a)	269,884	11,379,723
Zendesk, Inc.(a)(f)	194,835	14,199,575
Zoom Video Communications, Inc., Class A(a)(b)(f)	116,518	8,878,672
Zscaler, Inc.(a)(b)(f)	256,246	12,110,186

		522,116,725

Technology Hardware, Storage & Peripherals — 2.8%
Apple Inc.	233,376	52,269,223

Total Common Stocks — 97.4% (Cost: $1,314,977,942)		1,848,603,330

Preferred Stocks — 1.6%

Diversified Financial Services — 0.2%
TransferWise (Seed Preferred) (Acquired 06/03/19, cost $1,327,042)(a)(c)(d)	15,005	1,369,206
TransferWise, Series A (Acquired 06/03/19, cost $1,569,103)(a)(c)(d)	17,742	1,618,957
TransferWise, Series B (Acquired 06/03/19, cost $450,608)(a)(c)(d)	5,095	464,919
TransferWise, Series C (Acquired 06/03/19, cost $251,969)(a)(c)(d)	2,849	259,971
TransferWise, Series D (Acquired 06/03/19, cost $69,694)(a)(c)(d)	788	71,905
TransferWise, Series E (Acquired 06/03/19, cost $7,429)(a)(c)(d)	84	7,665

		3,792,623

Internet & Direct Marketing Retail — 0.4%
Postmates, Inc., Series F (Acquired 01/08/19, cost $6,260,003)(a)(c)(d)	784,550	7,186,478

Road & Rail — 0.2%
FlixMobility GmbH Series F (Acquired 07/26/19, cost $2,490,608)(a)(c)(d)	125	2,440,251
Xiaoju Kuaizhi, Inc., Series A-17 (Acquired 07/28/15, cost $1,080,592)(a)(c)(d)	39,400	2,006,642

		4,446,893

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 0.1%
PsiQuantum Corp., Series C (Acquired 09/09/19, cost $2,698,453)(a)(c)(d)	581,814	$2,698,453

Software — 0.7%
C3 AI, Inc., Series H (Acquired 08/14/19, cost $5,995,815)(a)(c)(d)	1,190,000	5,995,815
GitLab Inc., Series E (Acquired 09/10/19, cost $5,163,325)(a)(c)(d)	277,160	5,163,325
Palantir Technologies, Inc., Series I (Acquired 02/07/14, cost $1,500,011)(a)(c)(d)	244,700	1,490,223

		12,649,363

Total Preferred Stocks — 1.6% (Cost: $28,864,652)		30,773,810

Total Long-Term Investments — 99.0% (Cost: $1,343,842,594)		1,879,377,140

Short-Term Securities — 8.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.87%(g)(i)	17,180,622	17,180,622
SL Liquidity Series, LLC, Money Market Series, 2.13%(g)(h)(i)	145,550,227	145,579,337

Total Short-Term Securities — 8.6% (Cost: $162,742,375)		162,759,959

Options Purchased — 0.0%

Total Options Purchased — 0.0% (Cost: $10,124)		8,109

Total Investments Before Options Written — 107.6% (Cost: $1,506,595,093)		2,042,145,208

Options Written — 0.0%

Options Written — 0.0% (Premiums Received: $(3,305,807))		(1,009,869)

Total Investments Net Of Options Written — 107.6%		2,041,135,339

Liabilities in Excess of Other Assets — (7.6)%		(144,006,659)

Net Assets — 100.0%		$1,897,128,680

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $39,128,498, representing 2.1% of its net assets as of period end, and an original cost $36,140,815.

(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(g)	Annualized 7-day yield as of period end.
(h)	Security was purchased with the cash collateral from loaned securities.
(i)

During the year ended September 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/18	Net Activity	Shares Held at 09/30/19	Value at 09/30/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Liquidity Funds, T-Fund, Institutional Class	95,326,684	(78,146,062)	17,180,622	$17,180,622	$1,733,734		$—	$—
SL Liquidity Series, LLC, Money Market Series	116,620,862	28,929,365	145,550,227	145,579,337	2,480,866	(b)	978	6,753

				$162,759,959	$4,214,600		$978	$6,753

(a)	Includes net capital gain distributions.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E S O F I N V E S T M E N T S	41

Schedule of Investments (continued) September 30, 2019	BlackRock Technology Opportunities Fund

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange — Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Roku, Inc.	144	10/18/19	USD	138.00	USD	1,465	$3,240
Shopify, Inc., Class A	56	10/18/19	USD	400.00	USD	1,745	1,540
Twilio, Inc., Class A	159	10/18/19	USD	135.00	USD	1,748	2,226
Zoom Video Communications, Inc., Class A	55	10/18/19	USD	90.00	USD	419	688
Zscaler, Inc.	83	10/18/19	USD	65.00	USD	392	415

							$8,109

Exchange — Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Atlassian Corp. PLC, Class A	203	10/04/19	USD	145.00	USD	2,546	$(3,045)
MongoDB, Inc.	31	10/04/19	USD	157.50	USD	373	(465)
Okta, Inc.	197	10/04/19	USD	133.00	USD	1,940	(985)
Roku, Inc.	120	10/04/19	USD	148.00	USD	1,221	(360)
ServiceNow, Inc.	140	10/04/19	USD	270.00	USD	3,554	(3,500)
Shopify, Inc., Class A	55	10/04/19	USD	405.00	USD	1,714	(275)
Twilio, Inc., Class A	197	10/04/19	USD	136.00	USD	2,166	(985)
Zoom Video Communications, Inc., Class A	109	10/04/19	USD	100.00	USD	831	(1,090)
Zscaler, Inc.	166	10/04/19	USD	74.00	USD	785	(8,300)
Atlassian Corp. PLC, Class A	204	10/11/19	USD	145.00	USD	2,559	(7,140)
MongoDB, Inc.	93	10/11/19	USD	175.00	USD	1,120	(930)
Okta, Inc.	197	10/11/19	USD	140.00	USD	1,940	(985)
ServiceNow, Inc.	70	10/11/19	USD	270.00	USD	1,777	(7,700)
Twilio, Inc., Class A	198	10/11/19	USD	138.00	USD	2,177	(13,662)
Zoom Video Communications, Inc., Class A	108	10/11/19	USD	96.00	USD	823	(10,800)
Zscaler, Inc.	201	10/11/19	USD	71.50	USD	950	(10,050)
Atlassian Corp. PLC, Class A	204	10/18/19	USD	140.00	USD	2,559	(30,600)
Crowdstrike Holdings, Inc., Class A	297	10/18/19	USD	95.00	USD	1,732	(1,485)
MongoDB, Inc.	31	10/18/19	USD	160.00	USD	373	(465)
Okta, Inc.	99	10/18/19	USD	113.00	USD	975	(4,950)
Roku, Inc.	144	10/18/19	USD	160.00	USD	1,465	(1,008)
ServiceNow, Inc.	70	10/18/19	USD	280.00	USD	1,777	(4,900)
Shopify, Inc., Class A	56	10/18/19	USD	415.00	USD	1,745	(700)
Shopify, Inc., Class A	43	10/18/19	USD	375.00	USD	1,340	(3,010)
Shopify, Inc., Class A	21	10/18/19	USD	335.00	USD	654	(10,710)
Twilio, Inc., Class A	159	10/18/19	USD	140.00	USD	1,748	(1,987)
Zendesk, Inc.	614	10/18/19	USD	82.50	USD	4,475	(19,955)
Zoom Video Communications, Inc., Class A	55	10/18/19	USD	105.00	USD	419	(275)
Zoom Video Communications, Inc., Class A	54	10/18/19	USD	100.00	USD	411	(270)
Zscaler, Inc.	166	10/18/19	USD	75.00	USD	785	(1,660)
Crowdstrike Holdings, Inc., Class A	207	10/25/19	USD	73.50	USD	1,207	(8,280)
MongoDB, Inc.	68	10/25/19	USD	147.00	USD	819	(4,760)
MongoDB, Inc.	14	10/25/19	USD	150.00	USD	169	(700)
Okta, Inc.	98	10/25/19	USD	114.00	USD	965	(7,350)

42	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Technology Opportunities Fund

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Roku, Inc.	144	10/25/19	USD	157.50	USD	1,465	$(1,872)
ServiceNow, Inc.	70	10/25/19	USD	280.00	USD	1,777	(23,450)
Square, Inc., Class A	465	10/25/19	USD	61.50	USD	2,881	(131,828)
Twilio, Inc., Class A	119	10/25/19	USD	136.00	USD	1,309	(2,737)
Twilio, Inc., Class A	119	10/25/19	USD	139.00	USD	1,309	(5,236)
Twilio, Inc., Class A	119	10/25/19	USD	124.00	USD	1,309	(12,614)
Zoom Video Communications, Inc., Class A	109	10/25/19	USD	86.00	USD	831	(4,360)
Zscaler, Inc.	200	10/25/19	USD	52.50	USD	945	(15,500)
MongoDB, Inc.	68	11/01/19	USD	150.00	USD	819	(6,120)
Okta, Inc.	98	11/01/19	USD	111.00	USD	965	(15,435)
ServiceNow, Inc.	71	11/01/19	USD	285.00	USD	1,802	(21,655)
Shopify, Inc., Class A	22	11/01/19	USD	365.00	USD	686	(9,900)
Square, Inc., Class A	465	11/01/19	USD	61.50	USD	2,881	(147,638)
Twilio, Inc., Class A	235	11/01/19	USD	119.00	USD	2,584	(79,078)
Twilio, Inc., Class A	119	11/01/19	USD	124.00	USD	1,309	(19,754)
Zoom Video Communications, Inc., Class A	19	11/01/19	USD	85.00	USD	145	(1,473)
Okta, Inc.	98	11/08/19	USD	110.00	USD	965	(22,295)
MongoDB, Inc.	193	11/15/19	USD	145.00	USD	2,325	(43,907)
Shopify, Inc., Class A	86	11/15/19	USD	355.00	USD	2,680	(73,960)
Square, Inc., Class A	465	11/15/19	USD	65.00	USD	2,881	(140,662)
Zoom Video Communications, Inc., Class A	18	11/15/19	USD	85.00	USD	137	(2,340)

							$(955,151)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Adyen NV	Citibank N.A.	4,250	11/05/19	EUR	653.86	EUR	2,564	$(24,334)
Adyen NV	Citibank N.A.	4,250	11/12/19	EUR	653.86	EUR	2,564	(30,384)

								$(54,718)

Balances Reported in the Statements of Assets and Liabilities for Written Options

	Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$2,518,777	$(222,839)	$(1,009,869)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Options purchased	Investments at value — unaffiliated(a)	$—	$—	$8,109	$—	$—	$—	$8,109

Liabilities — Derivative Financial Instruments

Options written	Options written at value	$—	$—	$1,009,869	$—	$—	$—	$1,009,869

(a)	Includes options purchased at value as reported in the Schedule of Investments.

S C H E D U L E S O F I N V E S T M E N T S	43

Schedule of Investments (continued) September 30, 2019	BlackRock Technology Opportunities Fund

For the year ended September 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Forward foreign currency exchange contracts	$—	$—	$—	$(2,226)	$—	$—	$(2,226)
Options written	—	—	(1,953,472)	—	—	—	(1,953,472)

	$—	$—	$(1,953,472)	$(2,226)	$—	$—	$(1,955,698)

Net Change in Unrealized Appreciation (Depreciation) on:
Options purchased(a)	$—	$—	$(2,015)	$—	$—	$—	$(2,015)
Options written	—	—	2,295,938	—	—	—	2,295,938

	$—	$—	$2,293,923	$—	$—	$—	$2,293,923

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$—	(a)
Average amounts sold — in USD	—	(a)
Options:
Average value of option contracts purchased	2,027
Average value of option contracts written	1,334,074

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Options	$8,109	$1,009,869

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$8,109	1,009,869

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(8,109)	(955,151)

Total derivative assets and liabilities subject to an MNA	$—	$54,718

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available of offset under and MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivative Available for Offset(a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities(b)

Citibank N.A.	$54,718	$—	$—	$—	$54,718

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

44	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Technology Opportunities Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Automobiles	$12,411,068	$—	$—	$12,411,068
Communications Equipment	12,402,170	—	—	12,402,170
Diversified Consumer Services	21,774,295	—	—	21,774,295
Diversified Financial Services	—	—	3,984,431	3,984,431
Diversified Telecommunication Services	9,197,959	14,805,681	—	24,003,640
Electronic Equipment, Instruments & Components	34,602,838	27,080,919	—	61,683,757
Entertainment	33,733,385	12,164,539	—	45,897,924
Equity Real Estate Investment Trusts (REITs)	14,537,090	—	—	14,537,090
Health Care Technology	11,916,824	12,684,419	—	24,601,243
Hotels, Restaurants & Leisure	7,787,682	—	—	7,787,682
Household Durables	16,524,196	—	—	16,524,196
Interactive Media & Services	150,486,887	74,710,055	—	225,196,942
Internet & Direct Marketing Retail	142,239,972	43,005,163	482,297	185,727,432
IT Services	270,270,155	57,127,915	—	327,398,070
Multiline Retail	22,637,264	—	—	22,637,264
Professional Services	9,677,909	—	—	9,677,909
Road & Rail	—	3,887,961	—	3,887,961
Semiconductors & Semiconductor Equipment	188,583,317	65,500,991	—	254,084,308
Software	474,797,974	47,318,751	—	522,116,725
Technology Hardware, Storage & Peripherals	52,269,223	—	—	52,269,223
Preferred Stocks:
Diversified Financial Services	—	—	3,792,623	3,792,623
Internet & Direct Marketing Retail	—	—	7,186,478	7,186,478
Road & Rail	—	—	4,446,893	4,446,893
Semiconductors & Semiconductor Equipment	—	—	2,698,453	2,698,453
Software	—	—	12,649,363	12,649,363
Options Purchased:
Equity contracts	7,694	415	—	8,109
Short-Term Securities	17,180,622	—	—	17,180,622

Subtotal	$1,503,038,524	$358,286,809	$35,240,538	$1,896,565,871

Investments Valued at NAV(a)				145,579,337

Total Investments				$2,042,145,208

Derivative Financial Instruments(b)
Liabilities:
Equity contracts	$(955,151)	$(54,718)	—	$(1,009,869)

(a)	Certain investments of the Fund were fair valued using net asset value (“NAV”) per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written. Options written are shown at value.

S C H E D U L E S O F I N V E S T M E N T S	45

Schedule of Investments (continued) September 30, 2019	BlackRock Technology Opportunities Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total

Assets:
Opening Balance, as of September 30, 2018	$390,166	$9,148,838	$9,539,004
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	(5,722,936)	(5,722,936)
Other	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	214,803	1,063,859	1,278,662
Purchases	3,861,759	26,284,049	30,145,808
Sales	—	—	—

Closing Balance, as of September 30, 2019	$4,466,728	$30,773,810	$35,240,538

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2019(b)	$214,803	$1,063,859	$1,278,662

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2019, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value

Assets:
Common Stocks	$4,466,728	Market	Revenue Multiple	5.54x — 13.75x	12.86x
Preferred Stocks	30,773,810	Market	Revenue Multiple	13.75x — 15.50x	14.24x

			Recent Transactions	—	—
	$35,240,538

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

46	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities September 30, 2019	BlackRock FundsSM

	BlackRock Advantage International Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock High Equity Income Fund	BlackRock International Dividend Fund	BlackRock Technology Opportunities Fund

ASSETS
Investments at value — unaffiliated(a),(b)	$878,782,306	$6,657,113,249	$411,119,730	$225,887,575	$1,879,385,249
Investments at value — affiliated(c)	48,765,351	387,444,151	7,488,275	—	162,759,959
Cash pledged:
Collateral — OTC derivatives	—	—	—	—	200
Futures contracts	2,055,791	—	—	—	—
Foreign currency at value(d)	12,328,301	—	85,338	218,712	1,858
Receivables:
Investments sold	542,294	10,293,338	8,435,754	3,738,634	17,711,742
Securities lending income — affiliated	846	105,694	—	710	471,470
Capital shares sold	645,337	7,222,631	417,618	53,501	6,227,060
Dividends — affiliated	37,317	442,948	411,651	2,301	138,622
Dividends — unaffiliated	4,118,414	7,484,613	653,048	2,066,804	364,279
From the Manager	112,511	—	42,512	14,973	114,657
Variation margin on futures contracts	184,030	—	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	6,967,436	—	—	—
Prepaid expenses	40,407	130,927	25,922	42,421	76,289

Total assets	947,612,905	7,077,204,987	428,679,848	232,025,631	2,067,251,385

LIABILITIES
Bank overdraft	—	5,475	—	299,412	—
Cash collateral on securities loaned at value	748,733	159,571,760	—	—	145,574,206
Payables:
Investments purchased	29,449,670	20,651,704	13,650,450	—	10,891,728
Administration fees	30,127	317,657	14,521	8,278	63,582
Capital shares redeemed	6,618,953	15,210,243	1,219,349	398,142	10,206,723
Investment advisory fees	186,811	3,869,333	258,575	131,876	1,347,689
Trustees’ and Officer’s fees	6,047	35,299	5,387	3,955	9,278
Options written(e)	—	—	—	—	1,009,869
Other accrued expenses	333,479	2,583,065	422,322	273,616	733,985
Other affiliates	152,081	58,166	—	10,672	2,528
Service and distribution fees	93,544	1,282,160	78,520	41,738	283,117
Transfer agent fees	—	—	7,323	—	—
Variation margin on futures contracts	9,860	—	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	—	2,656,732	—	—	—

Total liabilities	37,629,305	206,241,594	15,656,447	1,167,689	170,122,705

NET ASSETS	$909,983,600	$6,870,963,393	$413,023,401	$230,857,942	$1,897,128,680

NET ASSETS CONSIST OF
Paid-in capital	$923,644,438	$4,420,957,542	$400,277,000	$233,189,471	$1,430,863,317
Accumulated earnings (loss)	(13,660,838)	2,450,005,851	12,746,401	(2,331,529)	466,265,363

NET ASSETS	$909,983,600	$6,870,963,393	$413,023,401	$230,857,942	$1,897,128,680

(a) Investments at cost — unaffiliated	$849,896,762	$4,392,038,913	$386,458,084	$227,067,860	$1,343,852,719
(b) Securities loaned at value	$424,497	$157,688,688	$—	$—	$126,911,494
(c) Investments at cost — affiliated	$48,765,185	$387,415,963	$7,488,275	$—	$162,742,374
(d) Foreign currency at cost	$12,380,483	—	$85,335	$218,764	$1,893
(e) Premiums received	$—	$—	$—	$—	$3,305,807

F I N A N C I A L S T A T E M E N T S B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S	47

Statements of Assets and Liabilities (continued) September 30, 2019	BlackRock FundsSM

	BlackRock Advantage International Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock High Equity Income Fund	BlackRock International Dividend Fund	BlackRock Technology Opportunities Fund

NET ASSET VALUE

Institutional
Net assets	$446,831,371	$3,095,352,432	$151,746,625	$83,813,682	$1,033,285,728

Shares outstanding(a)	27,719,802	50,290,833	5,710,980	2,923,415	31,668,473

Net asset value	$16.12	$61.55	$26.57	$28.67	$32.63

Service
Net assets	—	$34,708,462	$10,023,888	$3,196,277	$20,429,233

Shares outstanding(a)	—	591,647	419,321	117,784	661,514

Net asset value	—	$58.66	$23.91	$27.14	$30.88

Investor A
Net assets	$404,739,155	$2,598,887,598	$215,120,650	$125,196,092	$672,110,060

Shares outstanding(a)	25,408,225	44,467,194	9,592,618	4,690,519	22,240,439

Net asset value	$15.93	$58.45	$22.43	$26.69	$30.22

Investor C
Net assets	$9,447,517	$745,635,588	$36,132,238	$14,805,260	$152,505,019

Shares outstanding(a)	612,278	14,695,004	2,518,452	636,786	5,996,447

Net asset value	$15.43	$50.74	$14.35	$23.25	$25.43

Class K
Net assets	$43,721,093	$171,517,109	—	$3,846,631	—

Shares outstanding(a)	2,711,561	2,783,056	—	134,143	—

Net asset value	$16.12	$61.63	—	$28.68	—

Class R
Net assets	$5,244,464	$224,862,204	—	—	$18,798,640

Shares outstanding(a)	329,631	3,941,473	—	—	616,814

Net asset value	$15.91	$57.05	—	—	$30.48

(a)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

48	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations Year Ended September 30, 2019	BlackRock FundsSM

	BlackRock Advantage International Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock High Equity Income Fund	BlackRock International Dividend Fund	BlackRock Technology Opportunities Fund

INVESTMENT INCOME
Dividends — unaffiliated	$29,194,307	$82,128,061	$13,001,985	$8,946,214	$5,495,754
Dividends — affiliated	272,308	5,987,110	143,013	16,491	1,733,734
Interest — unaffiliated	143	1,024	12,284,697	—	140
Securities lending income — affiliated — net	178,780	2,782,805	5	2,590	2,480,866
Foreign taxes withheld	(2,483,644)	(1,581,663)	(409,131)	(688,155)	(261,599)

Total investment income	27,161,894	89,317,337	25,020,569	8,277,140	9,448,895

EXPENSES
Investment advisory	4,313,476	46,607,590	3,583,635	1,940,282	12,681,243
Transfer agent — class specific	1,330,997	7,551,144	664,939	377,291	1,964,670
Service and distribution — class specific	1,028,377	16,169,427	1,078,844	541,383	3,058,551
Custodian	396,391	171,992	45,978	31,715	56,320
Administration	333,660	2,430,379	187,963	104,382	630,739
Administration — class specific	160,532	1,380,280	88,555	49,165	316,109
Professional	119,949	106,835	90,520	85,538	122,915
Registration	89,390	195,951	65,260	73,362	201,691
Accounting services	81,167	422,670	60,981	49,959	124,796
Printing	74,578	129,508	70,661	101,350	67,812
Trustees and Officer	23,246	123,973	18,373	14,675	31,909
Offering	16,687	—	—	16,687	—
Board realignment and consolidation	7,930	118,778	20,248	15,180	18,876
Reorganization	123,081	—	—	—	—
Recoupment of past waived and/or reimbursed fees — class specific	—	—	—	598	655
Miscellaneous	98,044	65,447	47,799	13,809	24,292

Total expenses	8,197,505	75,473,974	6,023,756	3,415,376	19,300,578
Less:
Fees waived and/or reimbursed by the Manager	(1,363,905)	(313,295)	(432,566)	(503,538)	(76,863)
Administration fees waived — class specific	(160,532)	—	(88,555)	(48,663)	(314,745)
Transfer agent fees waived and/or reimbursed — class specific	(933,943)	—	(657,994)	(252,067)	(1,302,199)

Total expenses after fees waived and/or reimbursed	5,739,125	75,160,679	4,844,641	2,611,108	17,606,771

Net investment income (loss)	21,422,769	14,156,658	20,175,928	5,666,032	(8,157,876)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(51,793,223)	241,451,266	(6,719,585)	(1,110,254)	(59,697,059)
Investments — affiliated	85	24,337	—	(525)	978
Options written	—	180,333	—	—	(1,953,472)
Futures contracts	2,424,726	—	—	—	—
Forward foreign currency exchange contracts	16,470	7,215,006	(313)	417	(2,226)
Foreign currency transactions	(401,013)	(691,523)	216,345	(98,510)	(9,706)

	(49,752,955)	248,179,419	(6,503,553)	(1,208,872)	(61,661,485)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	16,613,973	(409,151,014)	(11,278,318)	2,037,431	129,748,499
Investments — affiliated	192	7,526	—	—	6,753
Options written	—	—	—	—	2,295,938
Futures contracts	(554,179)	—	—	—	—
Forward foreign currency exchange contracts	—	3,611,799	—	—	—
Foreign currency translations	(70,251)	(7,740)	(66,061)	(50,283)	266

	15,989,735	(405,539,429)	(11,344,379)	1,987,148	132,051,456

Net realized and unrealized gain (loss)	(33,763,220)	(157,360,010)	(17,847,932)	778,276	70,389,971

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(12,340,451)	$(143,203,352)	$2,327,996	$6,444,308	$62,232,095

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Statements of Changes in Net Assets

	BlackRock Advantage International Fund		BlackRock Health Sciences Opportunities Portfolio
	Year Ended September 30,		Year Ended September 30,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$21,422,769	$16,198,706	$14,156,658	$6,852,903
Net realized gain (loss)	(49,752,955)	(8,206,114)	248,179,419	593,391,127
Net change in unrealized appreciation (depreciation)	15,989,735	(3,023,978)	(405,539,429)	689,138,946

Net increase (decrease) in net assets resulting from operations	(12,340,451)	4,968,614	(143,203,352)	1,289,382,976

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(10,162,498)	(1,075,242)	(213,418,441)	(78,830,335)
Service	—	—	(2,760,129)	(1,102,369)
Investor A	(7,937,835)	(1,762,109)	(205,102,599)	(87,981,985)
Investor B	—	—	—	(17,920)
Investor C	(88,346)	—	(64,666,685)	(36,350,049)
Class K	(224,376)	—	(9,775,861)	(2,047,322)
Class R	(128,026)	(12,673)	(17,068,915)	(6,964,866)

Decrease in net assets resulting from distributions to shareholders	(18,541,081)	(2,850,024)	(512,792,630)	(213,294,846)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	196,132,910	423,944,360	387,357,211	40,034,744

NET ASSETS(b)
Total increase (decrease) in net assets	165,251,378	426,062,950	(268,638,771)	1,116,122,874
Beginning of year	744,732,222	318,669,272	7,139,602,164	6,023,479,290

End of year	$909,983,600	$744,732,222	$6,870,963,393	$7,139,602,164

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

50	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	BlackRock High Equity Income Fund		BlackRock International Dividend Fund		BlackRock Technology Opportunities Fund
	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
	2019	2018	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$20,175,928	$31,352,717	$5,666,032	$8,285,987	$(8,157,876)	$(5,204,222)
Net realized gain (loss)	(6,503,553)	19,319,756	(1,208,872)	10,597,600	(61,661,485)	44,684,690
Net change in unrealized appreciation (depreciation)	(11,344,379)	(147,316)	1,987,148	(29,545,674)	132,051,456	196,551,789

Net increase (decrease) in net assets resulting from operations	2,327,996	50,525,157	6,444,308	(10,662,087)	62,232,095	236,032,257

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(14,273,425)	(15,561,974)	(4,812,078)	(6,666,341)	(6,001,514)	(14,848,785)
Service	(938,768)	(730,528)	(201,787)	(253,271)	(157,877)	(551,498)
Investor A	(19,307,342)	(11,718,874)	(7,373,881)	(7,765,879)	(6,288,805)	(24,075,269)
Investor B	—	(3,922)	—	(86)	—	—
Investor C	(7,759,253)	(6,763,577)	(1,251,082)	(1,777,012)	(1,647,499)	(7,119,306)
Class K	—	—	(190,815)	(68,313)	—	—
Class R	—	—	—	—	(145,876)	(717,053)

Decrease in net assets resulting from distributions to shareholders	(42,278,788)	(34,778,875)	(13,829,643)	(16,530,902)	(14,241,571)	(47,311,911)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(115,715,731)	(329,777,732)	(49,101,794)	(269,810,738)	465,131,159	683,214,855

NET ASSETS(b)
Total increase (decrease) in net assets	(155,666,523)	(314,031,450)	(56,487,129)	(297,003,727)	513,121,683	871,935,201
Beginning of year	568,689,924	882,721,374	287,345,071	584,348,798	1,384,006,997	512,071,796

End of year	$413,023,401	$568,689,924	$230,857,942	$287,345,071	$1,897,128,680	$1,384,006,997

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund

	Institutional

	Year Ended September 30,
	2019	2018		2017	2016	2015

Net asset value, beginning of year	$16.97	$16.77		$14.50	$13.34	$14.19

Net investment income(a)	0.44	0.45		0.19	0.09	0.09
Net realized and unrealized gain (loss)	(0.90)	(0.12)		2.37	1.18	(0.69)

Net increase (decrease) from investment operations	(0.46)	0.33		2.56	1.27	(0.60)

Distributions from net investment income(b)	(0.39)	(0.13)		(0.29)	(0.11)	(0.25)

Net asset value, end of year	$16.12	$16.97		$16.77	$14.50	$13.34

Total Return(c)
Based on net asset value	(2.52)%	1.94	%(d)	17.99%	9.60%	(4.28)%

Ratios to Average Net Assets
Total expenses	0.88%	0.86%		1.10%	1.21%	1.21%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.59%	0.64%		0.86%	1.06%	1.06%

Net investment income	2.78%	2.61%		1.20%	0.68%	0.62%

Supplemental Data
Net assets, end of year (000)	$446,831	$403,149		$116,595	$52,490	$57,826

Portfolio turnover rate	140%	106%		177%	67%	64%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 1.82%.

See notes to financial statements.

52	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)

	Investor A

	Year Ended September 30,
	2019	2018		2017	2016	2015

Net asset value, beginning of year	$16.78	$16.60		$14.35	$13.20	$14.04

Net investment income(a)	0.40	0.38		0.12	0.06	0.05
Net realized and unrealized gain (loss)	(0.90)	(0.10)		2.38	1.16	(0.68)

Net increase (decrease) from investment operations	(0.50)	0.28		2.50	1.22	(0.63)

Distributions from net investment income(b)	(0.35)	(0.10)		(0.25)	(0.07)	(0.21)

Net asset value, end of year	$15.93	$16.78		$16.60	$14.35	$13.20

Total Return(c)
Based on net asset value	(2.77)%	1.68	%(d)	17.71%	9.30%	(4.55)%

Ratios to Average Net Assets
Total expenses	1.16%	1.15%		1.42%	1.49%	1.48%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.84%	0.89%		1.19%	1.33%	1.33%

Net investment income	2.56%	2.20%		0.82%	0.46%	0.35%

Supplemental Data
Net assets, end of year (000)	$404,739	$302,725		$169,806	$153,886	$163,932

Portfolio turnover rate	140%	106%		177%	67%	64%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 1.56%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)

	Investor C

	Year Ended September 30,
	2019	2018		2017		2016		2015

Net asset value, beginning of year	$16.11	$15.96		$13.81		$12.74		$13.54

Net investment income (loss)(a)	0.23	0.23		(0.01)		(0.05)		(0.06)
Net realized and unrealized gain (loss)	(0.80)	(0.08)		2.29		1.12		(0.66)

Net increase (decrease) from investment operations	(0.57)	0.15		2.28		1.07		(0.72)

Distributions from net investment income(b)	(0.11)	—		(0.13)		(0.00	)(c)	(0.08)

Net asset value, end of year	$15.43	$16.11		$15.96		$13.81		$12.74

Total Return(d)
Based on net asset value	(3.51)%	0.94	%(e)	16.70%		8.44%		(5.32)%

Ratios to Average Net Assets
Total expenses	1.88%	1.89%		2.22	%(f)	2.27	%(f)	2.27%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.59%	1.64%		2.03%		2.14%		2.14%

Net investment income (loss)	1.52%	1.39%		(0.05)%		(0.35)%		(0.47)%

Supplemental Data
Net assets, end of year (000)	$9,448	$23,111		$24,717		$43,218		$42,066

Portfolio turnover rate	140%	106%		177%		67%		64%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 0.81%.
(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

54	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)

		Class K
	Year Ended September 30, 2019		Period from 01/25/2018(a) to 09/30/2018

Net asset value, beginning of period	$16.98		$18.33

Net investment income(b)	0.56		0.39
Net realized and unrealized loss	(1.03)		(1.74)

Net decrease from investment operations	(0.47)		(1.35)

Distributions from net investment income(c)	(0.39)		—

Net asset value, end of period	$16.12		$16.98

Total Return(d)
Based on net asset value	(2.53)%		(7.37	)%(e)(f)

Ratios to Average Net Assets
Total expenses	0.75%		0.80	%(g)

Total expenses after fees waived and/or reimbursed	0.54%		0.59	%(g)

Net investment income	3.59%		3.33	%(g)

Supplemental Data
Net assets, end of period (000)	$43,721		$8,175

Portfolio turnover rate	140%		106	%(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (7.42)%.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)

	Class R

	Year Ended September 30,
	2019	2018		2017		2016		2015

Net asset value, beginning of year	$16.74	$16.53		$14.29		$13.12		$13.94

Net investment income (loss)(a)	0.34	0.32		0.07		0.01		(0.01)
Net realized and unrealized gain (loss)	(0.88)	(0.08)		2.36		1.16		(0.68)

Net increase (decrease) from investment operations	(0.54)	0.24		2.43		1.17		(0.69)

Distributions from net investment income(b)	(0.29)	(0.03)		(0.19)		(0.00	)(c)	(0.13)

Net asset value, end of year	$15.91	$16.74		$16.53		$14.29		$13.12

Total Return(d)
Based on net asset value	(3.04)%	1.44	%(e)	17.26%		8.96%		(4.95)%

Ratios to Average Net Assets
Total expenses	1.44%	1.45%		1.75	%(f)	1.83	%(f)	1.81	%(f)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.09%	1.14%		1.55%		1.72%		1.72%

Net investment income (loss)	2.20%	1.91%		0.46%		0.08%		(0.07)%

Supplemental Data
Net assets, end of year (000)	$5,244	$7,572		$7,551		$8,343		$8,308

Portfolio turnover rate	140%	106%		177%		67%		64%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 1.26%.
(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

56	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio

	Institutional

	Year Ended September 30,
	2019		2018	2017	2016		2015

Net asset value, beginning of year	$67.67		$57.28	$50.30	$52.51		$50.07

Net investment income(a)	0.28		0.24	0.14	0.13		0.05
Net realized and unrealized gain (loss)	(1.64)		12.18	7.92	3.87		5.96

Net increase (decrease) from investment operations	(1.36)		12.42	8.06	4.00		6.01

Distributions(b)
From net investment income	(0.23)		(0.02)	—	(0.77)		(0.15)
From net realized gain	(4.53)		(2.01)	(1.08)	(5.44)		(3.42)

Total distributions	(4.76)		(2.03)	(1.08)	(6.21)		(3.57)

Net asset value, end of year	$61.55		$67.67	$57.28	$50.30		$52.51

Total Return(c)
Based on net asset value	(1.84)%		22.47%	16.53%	7.99%		12.25%

Ratios to Average Net Assets
Total expenses	0.85	%(d)	0.87%	0.89%	0.90	%(d)	0.88%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.84	%(d)	0.86%	0.89%	0.90	%(d)	0.88%

Net investment income	0.45	%(d)	0.40%	0.27%	0.25	%(d)	0.09%

Supplemental Data
Net assets, end of year (000)	$3,095,352		$2,944,146	$2,190,418	$1,544,880		$1,513,269

Portfolio turnover rate	41%		39%	39%	50%		50%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	—	—	0.01%	—

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	57

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Service

	Year Ended September 30,
	2019		2018	2017	2016		2015

Net asset value, beginning of year	$64.73		$54.90	$48.39	$50.77		$48.51

Net investment income (loss)(a)	0.08		0.05	(0.01)	(0.01)		(0.10)
Net realized and unrealized gain (loss)	(1.57)		11.67	7.60	3.74		5.79

Net increase (decrease) from investment operations	(1.49)		11.72	7.59	3.73		5.69

Distributions(b)
From net investment income	(0.05)		—	—	(0.67)		(0.01)
From net realized gain	(4.53)		(1.89)	(1.08)	(5.44)		(3.42)

Total distributions	(4.58)		(1.89)	(1.08)	(6.11)		(3.43)

Net asset value, end of year	$58.66		$64.73	$54.90	$48.39		$50.77

Total Return(c)
Based on net asset value	(2.16)%		22.10%	16.20%	7.69%		11.95%

Ratios to Average Net Assets
Total expenses	1.15	%(d)	1.17%	1.17%	1.17	%(d)	1.16%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.15	%(d)	1.16%	1.17%	1.17	%(d)	1.15%

Net investment income (loss)	0.14	%(d)	0.10%	(0.02)%	(0.03	)%(d)	(0.19)%

Supplemental Data
Net assets, end of year (000)	$34,708		$39,325	$33,231	$31,917		$35,583

Portfolio turnover rate	41%		39%	39%	50%		50%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	—	—	0.01%	—

See notes to financial statements.

58	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Investor A

	Year Ended September 30,
	2019		2018	2017	2016		2015

Net asset value, beginning of year	$64.50		$54.70	$48.22	$50.61		$48.38

Net investment income (loss)(a)	0.10		0.06	(0.01)	(0.01)		(0.10)
Net realized and unrealized gain (loss)	(1.56)		11.63	7.57	3.73		5.77

Net increase (decrease) from investment operations	(1.46)		11.69	7.56	3.72		5.67

Distributions(b)
From net investment income	(0.06)		—	—	(0.67)		(0.02)
From net realized gain	(4.53)		(1.89)	(1.08)	(5.44)		(3.42)

Total distributions	(4.59)		(1.89)	(1.08)	(6.11)		(3.44)

Net asset value, end of year	$58.45		$64.50	$54.70	$48.22		$50.61

Total Return(c)
Based on net asset value	(2.11)%		22.13%	16.20%	7.70%		11.94%

Ratios to Average Net Assets
Total expenses	1.12	%(d)	1.15%	1.17%	1.18	%(d)	1.16%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.12	%(d)	1.14%	1.17%	1.18	%(d)	1.15%

Net investment income (loss)	0.17	%(d)	0.11%	(0.02)%	(0.03	)%(d)	(0.19)%

Supplemental Data
Net assets, end of year (000)	$2,598,888		$2,767,303	$2,597,901	$2,701,948		$2,827,428

Portfolio turnover rate	41%		39%	39%	50%		50%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	—	—	0.01%	—

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Investor C

	Year Ended September 30,
	2019		2018	2017	2016		2015

Net asset value, beginning of year	$56.55		$48.54	$43.22	$46.05		$44.36

Net investment loss(a)	(0.28)		(0.30)	(0.33)	(0.32)		(0.45)
Net realized and unrealized gain (loss)	(1.38)		10.20	6.73	3.37		5.31

Net increase (decrease) from investment operations	(1.66)		9.90	6.40	3.05		4.86

Distributions(b)
From net investment income	—		—	—	(0.44)		—
From net realized gain	(4.15)		(1.89)	(1.08)	(5.44)		(3.17)

Total distributions	(4.15)		(1.89)	(1.08)	(5.88)		(3.17)

Net asset value, end of year	$50.74		$56.55	$48.54	$43.22		$46.05

Total Return(c)
Based on net asset value	(2.82)%		21.22%	15.37%	6.92%		11.14%

Ratios to Average Net Assets
Total expenses	1.85	%(d)	1.87%	1.90%	1.90	%(d)	1.88%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.85	%(d)	1.87%	1.90%	1.90	%(d)	1.87%

Net investment loss	(0.56	)%(d)	(0.61)%	(0.75)%	(0.75	)%(d)	(0.90)%

Supplemental Data
Net assets, end of year (000)	$745,636		$1,017,205	$954,780	$1,130,051		$1,167,437

Portfolio turnover rate	41%		39%	39%	50%		50%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	—	—	0.01%	—

See notes to financial statements.

60	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Class K
	Year Ended September 30,				Period from 06/08/2016(a) 09/30/2016
	2019		2018	2017

Net asset value, beginning of period	$67.75		$57.37	$50.32	$49.82

Net investment income(b)	0.34		0.32	0.26	0.09
Net realized and unrealized gain (loss)	(1.65)		12.17	7.87	0.41

Net increase (decrease) from investment operations	(1.31)		12.49	8.13	0.50

Distributions(c)
From net investment income	(0.28)		(0.10)	—	—
From net realized gain	(4.53)		(2.01)	(1.08)	—

Total distributions	(4.81)		(2.11)	(1.08)	—

Net asset value, end of period	$61.63		$67.75	$57.37	$50.32

Total Return(d)
Based on net asset value	(1.75)%		22.58%	16.67%	1.00	%(e)

Ratios to Average Net Assets
Total expenses	0.75	%(f)	0.77%	0.78%	0.82	%(f)

Total expenses after fees waived and/or reimbursed	0.75	%(f)	0.76%	0.78%	0.82	%(f)

Net investment income	0.55	%(f)	0.53%	0.47%	0.54	%(f)

Supplemental Data
Net assets, end of period (000)	$171,517		$130,129	$48,253	$2,495

Portfolio turnover rate	41%		39%	39%	50	%(g)

(a) Commencement of operations.

(b) Based on average shares outstanding.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Aggregate total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,			Period from 06/08/2016(a) 09/30/2016
	2019	2018	2017
Investments in underlying funds	0.01%	—	—	0.01%

(g)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Class R

	Year Ended September 30,
	2019		2018	2017	2016		2015

Net asset value, beginning of year	$63.09		$53.71	$47.51	$50.04		$47.94

Net investment loss(a)	(0.09)		(0.11)	(0.16)	(0.17)		(0.26)
Net realized and unrealized gain (loss)	(1.53)		11.38	7.44	3.68		5.72

Net increase (decrease) from investment operations	(1.62)		11.27	7.28	3.51		5.46

Distributions(b)
From net investment income	—		—	—	(0.60)		—
From net realized gain	(4.42)		(1.89)	(1.08)	(5.44)		(3.36)

Total distributions	(4.42)		(1.89)	(1.08)	(6.04)		(3.36)

Net asset value, end of year	$57.05		$63.09	$53.71	$47.51		$50.04

Total Return(c)
Based on net asset value	(2.44)%		21.75%	15.85%	7.33%		11.59%

Ratios to Average Net Assets
Total expenses	1.45	%(d)	1.46%	1.49%	1.51	%(d)	1.46%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.45	%(d)	1.46%	1.49%	1.51	%(d)	1.45%

Net investment loss	(0.15	)%(d)	(0.20)%	(0.33)%	(0.35	)%(d)	(0.48)%

Supplemental Data
Net assets, end of year (000)	$224,862		$241,495	$198,426	$172,640		$146,562

Portfolio turnover rate	41%		39%	39%	50%		50%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	—	—	0.01%	—

See notes to financial statements.

62	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund

	Institutional

	Year Ended September 30,
	2019	2018	2017	2016		2015

Net asset value, beginning of year	$28.16	$27.33	$37.84	$37.71		$42.91

Net investment income(a)	1.24	1.32	0.16	0.24		0.09
Net realized and unrealized gain (loss)	(0.73)	0.75	5.09	2.81		0.89

Net increase from investment operations	0.51	2.07	5.25	3.05		0.98

Distributions(b)
From net investment income	(1.05)	(1.05)	(0.23)	—		—
From net realized gains	(1.05)	(0.19)	(15.53)	(2.92)		(6.18)

Total distributions	(2.10)	(1.24)	(15.76)	(2.92)		(6.18)

Net asset value, end of year	$26.57	$28.16	$27.33	$37.84		$37.71

Total Return(c)
Based on net asset value	2.27%	7.81%	15.40%	8.64%		2.21%

Ratios to Average Net Assets
Total expenses	1.12%	1.09%	1.19%	1.19	%(d)	1.33%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.85%	0.85%	0.97%	0.91	%(d)	0.91%

Net investment income	4.80%	4.79%	0.46%	0.67	%(d)	0.22%

Supplemental Data
Net assets, end of year (000)	$151,747	$248,847	$462,487	$686,845		$768,068

Portfolio turnover rate	79%	75%	154%	72%		64%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund (continued)

	Service

	Year Ended September 30,
	2019	2018	2017		2016		2015

Net asset value, beginning of year	$25.56	$24.87	$35.61		$35.80		$40.51

Net investment income (loss)(a)	1.06	1.15	0.10		0.09		(0.11)
Net realized and unrealized gain (loss)	(0.66)	0.67	4.73		2.64		0.89

Net increase from investment operations	0.40	1.82	4.83		2.73		0.78

Distributions(b)
From net investment income	(1.00)	(0.94)	(0.04)		—		—
From net realized gains	(1.05)	(0.19)	(15.53)		(2.92)		(5.49)

Total distributions	(2.05)	(1.13)	(15.57)		(2.92)		(5.49)

Net asset value, end of year	$23.91	$25.56	$24.87		$35.61		$35.80

Total Return(c)
Based on net asset value	2.05%	7.54%	15.09%		8.18%		1.80%

Ratios to Average Net Assets
Total expenses	1.31%	1.32%	1.37	%(d)	1.43	%(e)(f)	1.68	%(e)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.10%	1.10%	1.25%		1.31	%(f)	1.31%

Net investment income (loss)	4.56%	4.58%	0.29%		0.27	%(f)	(0.28)%

Supplemental Data
Net assets, end of year (000)	$10,024	$12,348	$18,087		$24,305		$27,489

Portfolio turnover rate	79%	75%	154%		72%		64%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(e)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2016 and September 30, 2015, the expense ratio would have been 1.30% and 1.67%, respectively.

(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

64	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund (continued)

	Investor A

	Year Ended September 30,
	2019	2018	2017	2016		2015

Net asset value, beginning of year	$24.12	$23.53	$34.47	$34.74		$39.96

Net investment income (loss)(a)	1.00	1.08	0.11	0.09		(0.07)
Net realized and unrealized gain (loss)	(0.64)	0.65	4.54	2.56		0.85

Net increase from investment operations	0.36	1.73	4.65	2.65		0.78

Distributions(b)
From net investment income	(1.00)	(0.95)	(0.06)	—		—
From net realized gains	(1.05)	(0.19)	(15.53)	(2.92)		(6.00)

Total distributions	(2.05)	(1.14)	(15.59)	(2.92)		(6.00)

Net asset value, end of year	$22.43	$24.12	$23.53	$34.47		$34.74

Total Return(c)
Based on net asset value	2.02%	7.58%	15.06%	8.20%		1.82%

Ratios to Average Net Assets
Total expenses	1.37%	1.38%	1.45%	1.47	%(d)	1.60	%(e)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.10%	1.10%	1.25%	1.31	%(d)	1.31%

Net investment income (loss)	4.55%	4.57%	0.36%	0.27	%(d)	(0.18)%

Supplemental Data
Net assets, end of year (000)	$215,121	$214,095	$278,649	$377,271		$404,123

Portfolio turnover rate	79%	75%	154%	72%		64%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(e)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2015, the expense ratio would have been 1.59%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	65

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund (continued)

	Investor C

	Year Ended September 30,
	2019	2018	2017	2016		2015

Net asset value, beginning of year	$16.19	$16.13	$28.15	$29.10		$34.43

Net investment income (loss)(a)	0.55	0.61	(0.12)	(0.13)		(0.30)
Net realized and unrealized gain (loss)	(0.45)	0.44	3.63	2.10		0.74

Net increase from investment operations	0.10	1.05	3.51	1.97		0.44

Distributions(b)
From net investment income	(0.89)	(0.80)	—	—		—
From net realized gain	(1.05)	(0.19)	(15.53)	(2.92)		(5.77)

Total distributions	(1.94)	(0.99)	(15.53)	(2.92)		(5.77)

Net asset value, end of year	$14.35	$16.19	$16.13	$28.15		$29.10

Total Return(c)
Based on net asset value	1.30%	6.75%	14.23%	7.38%		1.03%

Ratios to Average Net Assets
Total expenses	2.12%	2.10%	2.18%	2.20	%(d)(e)	2.32	%(d)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.85%	1.85%	2.00%	2.05	%(e)	2.06%

Net investment income (loss)	3.84%	3.82%	(0.48)%	(0.47	)%(e)	(0.93)%

Supplemental Data
Net assets, end of year(000)	$36,132	$93,399	$123,321	$173,249		$198,760

Portfolio turnover rate	79%	75%	154%	72%		64%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(e)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

66	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund

	Institutional

	Year Ended September 30,
	2019	2018		2017		2016		2015

Net asset value, beginning of year	$29.16	$31.36		$33.58		$31.10		$38.51

Net investment income(a)	0.70	0.76		0.49		0.36		0.27
Net realized and unrealized gain (loss)	0.32	(1.57)		2.85		2.18		(3.05)

Net increase (decrease) from investment operations	1.02	(0.81)		3.34		2.54		(2.78)

Distributions(b)
From net investment income	(0.66)	(0.98)		(1.47)		(0.06)		(0.92)
From net realized gain	(0.85)	(0.41)		(4.09)		—		(3.71)

Total distributions	(1.51)	(1.39)		(5.56)		(0.06)		(4.63)

Net asset value, end of year	$28.67	$29.16		$31.36		$33.58		$31.10

Total Return(c)
Based on net asset value	3.86%	(2.67	)%(d)	10.61%		8.20%		(7.60)%

Ratios to Average Net Assets
Total expenses	1.15%	1.14%		1.23	%(e)	1.26	%(e)(f)	1.27%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.84%	0.84%		1.01%		1.06	%(f)	1.14%

Net investment income	2.52%	2.50%		1.51%		1.15	%(f)	0.77%

Supplemental Data
Net assets, end of year (000)	$83,814	$102,541		$198,206		$353,512		$424,099

Portfolio turnover rate	22%	25%		130%		47%		66%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (2.81)%.
(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund (continued)

	Service

	Year Ended September 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$27.68		$29.76		$32.05		$29.72		$37.01

Net investment income(a)	0.59		0.65		0.35		0.23		0.17
Net realized and unrealized gain (loss)	0.31		(1.49)		2.75		2.10		(2.93)

Net increase (decrease) from investment operations	0.90		(0.84)		3.10		2.33		(2.76)

Distributions(b)
From net investment income	(0.59)		(0.83)		(1.30)		—		(0.82)
From net realized gain	(0.85)		(0.41)		(4.09)		—		(3.71)

Total distributions	(1.44)		(1.24)		(5.39)		—		(4.53)

Net asset value, end of year	$27.14		$27.68		$29.76		$32.05		$29.72

Total Return(c)
Based on net asset value	3.62%		(2.90	)%(d)	10.29%		7.84%		(7.86)%

Ratios to Average Net Assets
Total expenses	1.33	%(e)	1.37%		1.48	%(e)	1.54	%(f)(g)	1.53	%(e)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.09%		1.09%		1.32%		1.38	%(f)	1.42%

Net investment income	2.25%		2.27%		1.13%		0.76	%(f)	0.51%

Supplemental Data
Net assets, end of year (000)	$3,196		$4,434		$7,142		$12,706		$19,269

Portfolio turnover rate	22%		25%		130%		47%		66%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (3.04)%.
(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(g)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2016, the expense ratio would have been 1.53%.

See notes to financial statements.

68	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund (continued)

	Investor A

	Year Ended September 30,
	2019	2018		2017		2016		2015

Net asset value, beginning of year	$27.26	$29.30		$31.68		$29.38		$36.64

Net investment income(a)	0.60	0.61		0.37		0.24		0.15
Net realized and unrealized gain (loss)	0.27	(1.43)		2.69		2.06		(2.88)

Net increase (decrease) from investment operations	0.87	(0.82)		3.06		2.30		(2.73)

Distributions(b)
From net investment income	(0.59)	(0.81)		(1.35)		—		(0.82)
From net realized gain	(0.85)	(0.41)		(4.09)		—		(3.71)

Total distributions	(1.44)	(1.22)		(5.44)		—		(4.53)

Net asset value, end of year	$26.69	$27.26		$29.30		$31.68		$29.38

Total Return(c)
Based on net asset value	3.57%	(2.89	)%(d)	10.27%		7.83%		(7.87)%

Ratios to Average Net Assets
Total expenses	1.43%	1.44%		1.54	%(e)	1.57	%(e)(f)	1.58	%(e)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.09%	1.09%		1.30%		1.39	%(f)	1.46%

Net investment income	2.30%	2.14%		1.20%		0.81	%(f)	0.44%

Supplemental Data
Net assets, end of year (000)	$125,196	$140,473		$325,103		$350,855		$415,805

Portfolio turnover rate	22%	25%		130%		47%		66%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (3.03)%.
(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund (continued)

	Investor C

	Year Ended September 30,
	2019	2018		2017		2016		2015

Net asset value, beginning of year	$23.94	$25.81		$28.39		$26.52		$33.56

Net investment income (loss)(a)	0.32	0.39		0.12		0.02		(0.07)
Net realized and unrealized gain (loss)	0.26	(1.30)		2.42		1.85		(2.63)

Net increase (decrease) from investment operations	0.58	(0.91)		2.54		1.87		(2.70)

Distributions(b)
From net investment income	(0.42)	(0.55)		(1.03)		—		(0.63)
From net realized gain	(0.85)	(0.41)		(4.09)		—		(3.71)

Total distributions	(1.27)	(0.96)		(5.12)		—		(4.34)

Net asset value, end of year	$23.25	$23.94		$25.81		$28.39		$26.52

Total Return(c)
Based on net asset value	2.80%	(3.63	)%(d)	9.46%		7.05%		(8.56)%

Ratios to Average Net Assets
Total expenses	2.20%	2.19%		2.30	%(e)	2.35	%(e)(f)	2.32%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.84%	1.84%		2.05%		2.13	%(f)	2.20%

Net investment income (loss)	1.39%	1.57%		0.44%		0.07	%(f)	(0.24)%

Supplemental Data
Net assets, end of year (000)	$14,805	$36,239		$53,884		$76,630		$96,334

Portfolio turnover rate	22%	25%		130%		47%		66%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (3.79)%.
(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

70	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund (continued)

	Class K
	Year Ended 09/30/19	Period from 01/25/2018(a) to 09/30/2018

Net asset value, beginning of period	$29.17	$32.08

Net investment income(b)	0.73	0.56
Net realized and unrealized gain (loss)	0.30	(2.91)

Net increase (decrease) from investment operations	1.03	(2.35)

Distributions(c)
From net investment income	(0.67)	(0.56)
From net realized gain	(0.85)	—

Total distributions	(1.52)	(0.56)

Net asset value, end of period	$28.68	$29.17

Total Return(d)
Based on net asset value	3.92%	(7.33	)%(e)(f)

Ratios to Average Net Assets
Total expenses	1.04%	1.02	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.79%	0.79	%(h)

Net investment income	2.63%	2.81	%(h)

Supplemental Data
Net assets, end of period (000)	$3,847	$3,659

Portfolio turnover rate	22%	25	%(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (7.45)%.
(f)	Aggregate total return.
(g)	Offering and board realignment consolidation costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expense ratio would have been 1.03%.
(h)	Annualized.
(i)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	71

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund

	Institutional

	Year Ended September 30,
	2019		2018		2017		2016	2015

Net asset value, beginning of year	$31.83		$25.64		$19.18		$15.61	$14.37

Net investment loss(a)	(0.10)		(0.09)		(0.12)		(0.08)	(0.09)
Net realized and unrealized gain	1.20		8.25		6.78		3.65	1.33

Net increase from investment operations	1.10		8.16		6.66		3.57	1.24

Distributions from net realized gain	(0.30)		(1.97)		(0.20)		—	—

Net asset value, end of year	$32.63		$31.83		$25.64		$19.18	$15.61

Total Return(b)
Based on net asset value	3.63%		34.02%		35.13%		22.87%	8.63%

Ratios to Average Net Assets
Total expenses	1.02	%(c)	1.10	%(c)	1.22	%(d)	1.27%	1.31	%(d)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.92	%(c)	0.99	%(c)	1.21%		1.23%	1.27%

Net investment loss	(0.32	)%(c)	(0.32	)%(c)	(0.54)%		(0.49)%	(0.58)%

Supplemental Data
Net assets, end of year (000)	$1,033,286		$584,654		$147,796		$78,179	$57,306

Portfolio turnover rate	33%		49%		51%		84%	78%

(a)	Based on average shares outstanding.
(b)	Where applicable, assumes the reinvestment of distributions.
(c)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	—	—	—

(d)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

72	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Service

	Year Ended September 30,
	2019		2018		2017		2016	2015

Net asset value, beginning of year	$30.22		$24.44		$18.34		$14.96	$13.80

Net investment loss(a)	(0.17)		(0.15)		(0.16)		(0.12)	(0.12)
Net realized and unrealized gain	1.13		7.85		6.46		3.50	1.28

Net increase from investment operations	0.96		7.70		6.30		3.38	1.16

Distributions from net realized gain	(0.30)		(1.92)		(0.20)		—	—

Net asset value, end of year	$30.88		$30.22		$24.44		$18.34	$14.96

Total Return(b)
Based on net asset value	3.36%		33.74%		34.77%		22.59%	8.41%

Ratios to Average Net Assets
Total expenses	1.25	%(c)(d)	1.37	%(d)	1.48	%(c)	1.49%	1.48	%(e)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.17	%(d)	1.22	%(d)	1.47%		1.49%	1.48%

Net investment loss	(0.57	)%(d)	(0.55	)%(d)	(0.77)%		(0.74)%	(0.77)%

Supplemental Data
Net assets, end of year (000)	$20,429		$15,208		$6,312		$2,583	$1,527

Portfolio turnover rate	33%		49%		51%		84%	78%

(a)	Based on average shares outstanding.
(b)	Where applicable, assumes the reinvestment of distributions.
(c)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	—	—	—

(e)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2015, the expense ratio would have been 1.45%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	73

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Investor A

	Year Ended September 30,
	2019		2018		2017	2016		2015

Net asset value, beginning of year	$29.58		$23.95		$17.98	$14.68		$13.55

Net investment loss(a)	(0.17)		(0.16)		(0.17)	(0.13)		(0.13)
Net realized and unrealized gain	1.11		7.69		6.34	3.43		1.26

Net increase from investment operations	0.94		7.53		6.17	3.30		1.13

Distributions from net realized gain	(0.30)		(1.90)		(0.20)	—		—

Net asset value, end of year	$30.22		$29.58		$23.95	$17.98		$14.68

Total Return(b)
Based on net asset value	3.36%		33.70%		34.74%	22.48%		8.34%

Ratios to Average Net Assets
Total expenses	1.29	%(c)	1.38	%(c)(d)	1.50%	1.56	%(d)	1.60	%(d)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.17	%(c)	1.26	%(c)	1.49%	1.55%		1.59%

Net investment loss	(0.58	)%(c)	(0.59	)%(c)	(0.83)%	(0.81)%		(0.90)%

Supplemental Data
Net assets, end of year (000)	$672,110		$627,626		$271,307	$180,658		$140,951

Portfolio turnover rate	33%		49%		51%	84%		78%

(a)	Based on average shares outstanding.
(b)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(c)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	—	—	—

(d)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Expense ratios	N/A	1.37%	N/A	1.55%	1.57%

See notes to financial statements.

74	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Investor C

	Year Ended September 30,
	2019		2018		2017	2016	2015

Net asset value, beginning of year	$25.13		$20.72		$15.70	$12.92	$12.03

Net investment loss(a)	(0.32)		(0.31)		(0.28)	(0.22)	(0.23)
Net realized and unrealized gain	0.92		6.57		5.50	3.00	1.12

Net increase from investment operations	0.60		6.26		5.22	2.78	0.89

Distribution from net realized gain	(0.30)		(1.85)		(0.20)	—	—

Net asset value, end of year	$25.43		$25.13		$20.72	$15.70	$12.92

Total Return(b)
Based on net asset value	2.60%		32.68%		33.73%	21.52%	7.40%

Ratios to Average Net Assets
Total expenses	2.02	%(c)	2.10	%(c)(d)	2.27%	2.35%	2.40	%(d)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.92	%(c)	2.01	%(c)	2.25%	2.35%	2.40%

Net investment loss	(1.33	)%(c)	(1.34	)%(c)	(1.59)%	(1.61)%	(1.71)%

Supplemental Data
Net assets, end of year (000)	$152,505		$142,942		$76,957	$56,707	$41,989

Portfolio turnover rate	33%		49%		51%	84%	78%

(a)	Based on average shares outstanding.
(b)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(c)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	—	—	—

(d)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Expense ratios	N/A	2.09%	N/A	N/A	2.39%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	75

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Class R

	Year Ended September 30,
	2019		2018		2017	2016		2015

Net asset value, beginning of year	$29.90		$24.20		$18.21	$14.92		$13.81

Net investment loss(a)	(0.24)		(0.23)		(0.23)	(0.17)		(0.18)
Net realized and unrealized gain	1.12		7.78		6.42	3.46		1.29

Net increase from investment operations	0.88		7.55		6.19	3.29		1.11

Distributions from net realized gain	(0.30)		(1.85)		(0.20)	—		—

Net asset value, end of year	$30.48		$29.90		$24.20	$18.21		$14.92

Total Return(b)
Based on net asset value	3.12%		33.35%		34.41%	22.05%		8.04%

Ratios to Average Net Assets
Total expenses	1.60	%(c)	1.69	%(c)	1.81%	1.85	%(d)	1.86	%(d)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.42	%(c)	1.53	%(c)	1.77%	1.83%		1.85%

Net investment loss	(0.83	)%(c)	(0.87	)%(c)	(1.11)%	(1.09)%		(1.16)%

Supplemental Data
Net assets, end of year (000)	$18,799		$13,577		$9,700	$6,054		$5,060

Portfolio turnover rate	33%		49%		51%	84%		78%

(a)	Based on average shares outstanding.
(b)	Where applicable, assumes the reinvestment of distributions.
(c)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	—	—	—

(d)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Expense ratios	N/A	N/A	N/A	1.84%	1.83%

See notes to financial statements.

76	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually, as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Advantage International Fund	Advantage International	Diversified
BlackRock Health Sciences Opportunities Portfolio	Health Sciences Opportunities	Diversified
BlackRock High Equity Income Fund.	High Equity Income	Diversified
BlackRock International Dividend Fund	International Dividend	Diversified
BlackRock Technology Opportunities Fund	Technology Opportunities	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a 1.00% CDSC if redeemed within one year of purchase. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. Service, Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Funds adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Service, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Reorganization: The Board of Trustees of the Trust (the “Board”) and the Board of Trustees of State Farm Mutual Fund Trust and shareholders of State Farm International Equity Fund (the “Target Fund”) approved the reorganization of the Target Fund into Advantage International. As a result, Advantage International acquired all of the assets and assumed certain of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of Advantage International.

Each shareholder of the Target Fund received shares of Advantage International in an amount equal to the aggregate net asset value (“NAV”) of the shareholder’s Target Fund shares, as determined at the close of business on November 16, 2018, less the costs of the Target Fund’s reorganization.

The reorganization was accomplished by a tax-free exchange of shares of Advantage International in the following amounts and at the following conversion ratios:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Advantage International’s Share Class	Shares of Advantage International

Class A	2,038,749	0.72388825	Investor A	1,475,826
Class B	30,592	0.72323294	Investor A	22,125
Class Institutional	1,548,107	0.72329278	Institutional	1,119,735
Class R-1	71,547	0.71993693	Investor A	51,509
Class R-2	324,627	0.72254519	Investor A	234,558
Class R-3	99,013	0.72435088	Institutional	71,720
Legacy Class B	19,795	0.74049155	Investor A	14,658
Premier	2,955,714	0.73171950	Investor A	2,162,754

The Target Fund’s net assets and composition of net assets on November 16, 2018, the valuation date of the reorganization, were as follows:

Target Fund

Net assets	$79,635,612
Paid-in capital	80,326,765
Accumulated loss	(691,153)

For financial reporting purposes, assets received and shares issued by Advantage International were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of Advantage International’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

N O T E S T O F I N A N C I A L S	77

Notes to Financial Statements  (continued)

The net assets of Advantage International before the reorganization were $702,389,703. The aggregate net assets of Advantage International immediately after the reorganization amounted to $782,025,315. The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments

State Farm International Equity Fund	$77,948,036	$77,740,666

The purpose of the transaction was to combine the assets of the Target Fund with the assets of Advantage International. The reorganization was a tax-free event and was effective on November 19, 2018.

Assuming the reorganization had been completed on October 1, 2018, the beginning of the fiscal reporting period of Advantage International, the pro forma results of operations for the year ended September 30, 2019, are as follows:

•	Net investment income: $21,454,038.

•	Net realized and change in unrealized loss on investments: $(41,599,331).

•	Net decrease in net assets resulting from operations: $(20,145,293).

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in Advantage International’s Statement of Operations since November 19, 2018.

Reorganization costs incurred by Advantage International in connection with the reorganization were expensed by Advantage International. The Manager reimbursed Advantage International $123,081, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and options written) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

78	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Equity-Linked Notes are valued utilizing quotes received daily by the Funds’ pricing service or through brokers. The Funds’ pricing service utilizes models that incorporate a number of market data factors, such as historical and forecasted discrete dividend information and historical values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

N O T E S T O F I N A N C I A L S	79

Notes to Financial Statements  (continued)

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2019, certain investments of the Funds were valued using NAV per share as no quoted market value was available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Equity-Linked Notes: Equity-linked notes seek to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the “underlying reference instrument”). In an equity-linked note, a fund purchases a note from a bank or broker-dealer and in return, the issuer provides for interest payments during the term of the note. At maturity or when the security is sold, a fund will either settle by taking physical delivery of the underlying reference instrument or by receipt of a cash settlement amount equal to the value of the note at termination or maturity. The use of equity-linked notes involves the risk that the value of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the bank or broker-dealer. A fund must rely on the creditworthiness of the issuer for its investment returns.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively.

80	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Advantage International

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount

Goldman Sachs & Co.	$98,505	$(98,505)	$—
Morgan Stanley & Co. LLC	325,992	(325,992)	—

	$424,497	$(424,497)	$—

Health Sciences Opportunities

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount(b)

Barclays Capital, Inc.	$1,612,483	$(1,612,483)	$—
Citigroup Global Markets, Inc.	31,663,925	(31,663,925)	—
Credit Suisse Securities (USA) LLC	5,315,965	(5,315,965)	—
Deutsche Bank Securities, Inc.	793,986	(756,225)	37,761
Goldman Sachs & Co.	24,519,874	(24,519,874)	—
Jefferies LLC	654,197	(650,050)	4,147
JP Morgan Securities LLC	85,302,719	(85,302,719)	—
Morgan Stanley & Co. LLC	5,461,441	(5,461,441)	—
Nomura Securities International Inc.	1,948	(1,948)	—
SG Americas Securities LLC	207,089	(207,089)	—
State Street Bank & Trust Co.	509,714	(509,714)	—
TD Prime Services LLC	1,645,347	(1,645,347)	—

	$157,688,688	$(157,646,780)	$41,908

Technology Opportunities

Counterparty	Securities Loaned at Value(c)	Cash Collateral Received(a)	Net Amount(b)

Barclays Capital, Inc.	$419,460	$(395,591)	$23,869
BofA Securities, Inc.	8,719,650	(8,719,650)	—
Citigroup Global Markets, Inc.	27,890,838	(27,890,838)	—
Credit Suisse Securities (USA) LLC	18,055,294	(18,055,294)	—
Deutsche Bank Securities, Inc.	1,836,280	(1,836,280)	—
Goldman Sachs & Co.	26,857,353	(26,857,353)	—
JP Morgan Securities LLC	25,544,526	(25,544,526)	—
Mizuho Securities USA, Inc.	1,791,700	(1,791,700)	—
Morgan Stanley & Co. LLC	9,378,398	(9,378,398)	—
National Financial Services LLC	2,585,689	(2,585,689)	—
SG Americas Securities LLC	1,231,552	(1,231,552)
State Street Bank & Trust Co.	129,864	(129,864)	—
TD Prime Services LLC	2,470,890	(2,470,890)

	$126,911,494	$(126,887,625)	$23,869

(a)

Collateral received in excess of the market value of securities loaned is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of September 30, 2019. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

(c)	Securities loaned with a value of $4,918,793 have been sold and are pending settlement as of September 30, 2019.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral

N O T E S T O F I N A N C I A L S	81

Notes to Financial Statements  (continued)

received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds, and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

82	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees

Average Daily Net Assets	Advantage International	High Equity Income	International Dividend	Technology Opportunities

First $1 Billion	0.450%	0.810%	0.790%	0.820%
$1 Billion — $3 Billion	0.420	0.760	0.740	0.770
$3 Billion — $5 Billion	0.410	0.730	0.710	0.740
$5 Billion — $10 Billion	0.390	0.700	0.690	0.710
Greater than $10 Billion	0.380	0.680	0.670	0.700

Investment Advisory Fees

Average Daily Net Assets	Health Sciences Opportunities

First $1 Billion	0.750%
$1 Billion — $2 Billion	0.700
$2 Billion — $3 Billion	0.675
Greater than $3 Billion	0.650

Prior to May 24, 2019, with respect to Advantage International, the Investment Advisory fees were as follows:

Investment Advisory Fees

Average Daily Net Assets	Advantage International

First $1 Billion	0.590%
$1 Billion — $3 Billion	0.550
$3 Billion — $5 Billion	0.530
$5 Billion — $5 Billion	0.510
Greater than $10 Billion	0.500

With respect to International Dividend, the Manager entered into a separate sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor C	Class R

Distribution Fee	—	—	0.75%	0.25%
Service Fee	0.25%	0.25%	0.25	0.25

N O T E S T O F I N A N C I A L S	83

Notes to Financial Statements  (continued)

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended September 30, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor C	Class R	Total

Advantage International	$—	$874,742	$122,717	$30,918	$1,028,377
Health Sciences Opportunities	90,214	6,711,245	8,215,533	1,152,435	16,169,427
High Equity Income	25,885	524,379	528,580	—	1,078,844
International Dividend	8,804	323,327	209,252	—	541,383
Technology Opportunities	43,445	1,533,600	1,403,845	77,661	3,058,551

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee

First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended September 30, 2019, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Advantage International	$ 84,861	$ —	$ 69,972	$ 2,469	$ 1,992	$ 1,238	$ 160,532
Health Sciences Opportunities	597,134	7,210	536,301	164,247	29,396	45,992	1,380,280
High Equity Income	33,739	2,113	42,078	10,625	—	—	88,555
International Dividend	17,315	715	26,186	4,220	729	—	49,165
Technology Opportunities	159,162	3,465	122,373	28,010	—	3,099	316,109

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2019, the Funds paid the following amounts to affiliates of BlackRock in return for these services which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Total

Advantage International	$445,254	$ —	$ —	$—	$445,254
Health Sciences Opportunities	1,704	311	1,057	—	3,072
High Equity Income	163	—	33	—	196
International Dividend	52	—	613	—	665
Technology Opportunities	2,371	—	1,450	—	3,821

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended September 30, 2019, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Advantage International	$ 3,941	$ —	$10,965	$ 1,360	$ 25	$ 66	$ 16,357
Health Sciences Opportunities	15,027	268	76,132	18,185	710	1,546	111,868
High Equity Income	557	—	16,548	4,292	—	—	21,397
International Dividend	1,106	—	10,018	1,957	43	—	13,124
Technology Opportunities	7,690	113	19,009	7,483	—	218	34,513

For the year ended September 30, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Advantage International	$ 667,671	$ —	$ 629,218	$ 19,177	$1,849	$ 13,082	$1,330,997
Health Sciences Opportunities	2,894,681	55,366	3,318,765	819,378	5,984	456,970	7,551,144
High Equity Income	257,850	10,556	314,947	81,586	—	—	664,939
International Dividend	111,393	1,670	224,016	39,281	931	—	377,291
Technology Opportunities	911,778	15,454	848,989	157,935	—	30,514	1,964,670

84	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Other Fees: For the year ended September 30, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Advantage International	$10,758
Health Sciences Opportunities	181,294
High Equity Income	9,907
International Dividend	2,986
Technology Opportunities	102,537

For the year ended September 30, 2019, affiliates received CDSCs as follows:

	Investor A	Investor C

Advantage International	$2,653	$ 882
Health Sciences Opportunities	4,763	59,126
High Equity Income	166	755
International Dividend	799	287
Technology Opportunities	6,787	45,313

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended September 30, 2019, the amounts waived were as follows:

Fees Waived By the Manager

Advantage International	$ 9,033
Health Sciences Opportunities	197,637
High Equity Income	4,617
International Dividend	528
Technology Opportunities	56,368

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through, January 31, 2021 for Advantage International and through January 30, 2020 for all other Funds. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended September 30, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Funds have begun to incur expenses in connection with the realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse certain Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended September 30, 2019, the amounts reimbursed to the Funds were as follows:

Advantage International	$7,930
Health Sciences Opportunities	115,658
High Equity Income	17,127
International Dividend	12,059
Technology Opportunities	18,876

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Advantage International		Health Sciences Opportunities	High Equity Income		International Dividend		Technology Opportunities

Institutional	0.50%		N/A	0.85%		0.84%		0.92%
Service	0.75	(a)	N/A	1.10		1.09		1.17
Investor A	0.75		N/A	1.10		1.09		1.17
Investor C	1.50		N/A	1.85		1.84		1.92
Class K	0.45		N/A	N/A		0.79		N/A
Class R	1.00		N/A	1.35	(a)	1.34	(a)	1.42

(a)	There were no shares outstanding as of September 30, 2019.

N O T E S T O F I N A N C I A L S	85

Notes to Financial Statements  (continued)

Prior to May 24, 2019, with respect to Advantage International, the expenses limitation as a percentage of daily average net asset are as follows:

Share Class	Advantage International

Institutional	0.64%
Service	0.89	(a)
Investor A	0.89
Investor C	1.64
Class K	0.59
Class R	1.14

(a)	There were no shares outstanding as of September 30, 2019

The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2020, with the exception of Advantage International, which is through January 31, 2021, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Funds. For the year ended September 30, 2019, the amounts included in fees waived and/or reimbursed by the Manager in the Statements of Operations were as follows:

Advantage International	$1,223,861
High Equity Income	410,822
International Dividend	490,951
Technology Opportunities	1,619

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager, administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended September 30, 2019, class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Advantage International	$84,861	$—	$69,972	$2,469	$1,992	$1,238	$160,532
High Equity Income	33,739	2,113	42,078	10,625	—	—	88,555
International Dividend	17,315	213	26,186	4,220	729	—	48,663
Technology Opportunities	159,162	2,101	122,373	28,010	—	3,099	314,745

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Advantage International	$455,386	$—	$454,386	$12,350	$1,849	$9,972	$933,943
High Equity Income	256,570	9,990	312,322	79,112	—	—	657,994
International Dividend	68,148	848	154,866	27,274	931	—	252,067
Technology Opportunities	563,921	10,249	601,475	102,355	—	24,199	1,302,199

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)  each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2)  the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

For the year ended September 30, 2019, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Fund:

	Fund	Institutional	Service	Investor A	Investor C	Class R	Total

International Dividend Fund	$—	$—	$598	$—	$—	$—	$598
Technology Opportunities	—	—	655	—	—	—	655

On September 30, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2020	2021

Advantage International
Fund Level	$877,895	$1,223,861
Institutional	296,121	540,247
Investor A	380,192	524,358
Investor C	30,271	14,819
Class K	1,147	3,841
Class R	14,861	11,210

86	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Expiring September 30,

	2020	2021

High Equity Income
Fund Level	$551,084	$410,822
Institutional	509,660	290,309
Service	20,193	12,103
Investor A	446,137	354,400
Investor C	175,896	89,737
International Dividend
Fund Level	567,330	490,951
Institutional	190,739	85,463
Service	6,690	1,061
Investor A	358,133	181,052
Investor C	81,963	31,494
Class K	945	1,660
Technology Opportunities
Fund Level	83,986	1,619
Institutional	278,984	723,083
Service	12,111	12,350
Investor A	432,040	723,848
Investor C	84,694	130,365
Class R	15,170	27,298

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2019:

Advantage International
Fund Level	$242,156
Institutional	91,894
Investor A	224,939
Investor C	43,706
Class K	—
Class R	9,589
High Equity Income
Fund Level	536,052
Institutional	1,070,924
Service	13,771
Investor A	491,028
Investor C	193,604
International Dividend
Fund Level	232,233
Institutional	329,374
Service	4,974
Investor A	434,347
Investor C	85,344
Technology Opportunities
Class R	2,357

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, Health Sciences Opportunities and High Equity Income retains 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Pursuant to the current securities lending agreement, Advantage International, International Dividend and Technology Opportunities retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

N O T E S T O F I N A N C I A L S	87

Notes to Financial Statements  (continued)

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Health Sciences Opportunities and High Equity Income, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Advantage International, International Dividend and Technology Opportunities, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2019, Health Sciences Opportunities and High Equity Income retained 71.5% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 65% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across a complex of open-end funds referred to as the Equity-Liquidity Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 75% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2019, Advantage International, International Dividend and Technology Opportunities, retained 80% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across a complex of open-end funds referred to as the Equity-Liquidity Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 85% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended September 30, 2019, each Fund paid BIM the following amounts for securities lending agent services:

Advantage International	$36,881
Health Sciences Opportunities	997,538
High Equity Income	2
International Dividend	401
Technology Opportunities	535,684

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, Advantage International may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by Advantage International’s investment policies and restrictions. Advantage International is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended September 30, 2019, Advantage International did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officers in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended September 30, 2019, the purchase and sale transactions and any net realized gain (loss) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain

Technology Opportunities	$581,070	$—	$—

7.	PURCHASES AND SALES

For the year ended September 30, 2019, purchases and sales of investments, excluding short-term securities and equity-linked notes, were as follows:

	Advantage International	Health Sciences Opportunities	High Equity Income	International Dividend	Technology Opportunities

Purchases	$1,089,971,860	$2,713,719,450	$285,668,154	$54,321,692	$1,014,481,743
Sales	977,469,993	2,911,742,704	384,226,496	113,181,517	499,787,640

For the year ended September 30, 2019, purchases and sales related to equity-linked notes for High Equity Income Fund were $577,177,804 and $615,703,246, respectively.

88	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of September 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to net operating losses, the use of equalization and non-deductible expenses, were reclassified to the following accounts:

	Advantage International	Health Sciences Opportunities	High Equity Income	International Dividend	Technology Opportunities

Paid-in capital	$(19,178)	$13,299,871	$—	$(16,687)	$(6,591,736)
Accumulated earnings (loss)	19,178	(13,299,871)	—	16,687	6,591,736

The tax character of distributions paid was as follows:

	Advantage International	Health Sciences Opportunities(a)	High Equity Income	International Dividend	Technology Opportunities

Ordinary income
9/30/19	$18,541,081	$50,031,146	$23,585,242	$5,522,189	$—
9/30/18	$2,850,024	$8,029,026	$34,088,082	$14,143,999	$1,293,723
Long-term capital gains
9/30/19	—	476,061,355	18,693,546	8,307,454	14,241,571
9/30/18	—	234,649,536	690,793	2,386,903	46,018,188

Total
9/30/19	$18,541,081	$526,092,501	$42,278,788	$13,829,643	$14,241,571

9/30/18	$2,850,024	$242,678,562	$34,778,875	$16,530,902	$47,311,911

(a) Distribution amounts may include a portion of the proceeds from redeemed shares. As of period end, the tax components of accumulated net earnings (losses) were as follows:

	Advantage International	Health Sciences Opportunities	High Equity Income	International Dividend	Technology Opportunities

Undistributed ordinary income	$20,749,472	$26,430,809	$5,857,604	$872,360	$—
Undistributed long-term capital gains	—	170,858,339	—	589,465	—
Non-expiring Capital loss carryforwards(a)	(52,114,640)	—	—	—	(60,373,178)
Net unrealized gains(b)	17,704,330	2,252,716,703	17,070,823	(3,793,354)	532,182,693
Qualified late-year losses(c)	—	—	(10,182,026)	—	(5,544,152)

	$(13,660,838)	$2,450,005,851	$12,746,401	$(2,331,529)	$466,265,363

(a) Amounts available to offset future realized capital gains.

(b) The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the realization for tax purposes of unrealized gain on investments in passive foreign investment companies and the timing and recognition of partnership income.

(c)  The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of September 30, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

	Advantage International	Health Sciences Opportunities	High Equity Income	International Dividend	Technology Opportunities

Tax cost	$909,769,516	$4,794,028,798	$401,210,158	$229,612,952	$1,511,900,641

Gross unrealized appreciation	$48,923,026	$2,315,731,250	$28,190,530	$22,951,205	$558,661,239
Gross unrealized depreciation	(31,144,885)	(63,737,378)	(10,792,683)	(26,676,582)	(26,120,734)

Net unrealized appreciation (depreciation)	$17,778,141	$2,251,993,872	$17,397,847	$(3,725,377)	$532,540,505

N O T E S T O F I N A N C I A L S	89

Notes to Financial Statements  (continued)

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2019, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Advantage International and International Dividend invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns

90	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of Advantage International’s and International Dividend’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

International Dividend invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities, and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Advantage International invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

As of period end, Health Sciences Opportunities invested a significant portion of its assets in securities in the health care sector, High Equity Income invested a significant portion of its assets in securities in the financial sector and Technology Opportunities invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 09/30/19		Year Ended 09/30/18
Advantage International	Shares	Amount	Shares	Amount

Institutional
Shares sold	7,187,213	$112,138,877	21,713,713	$370,322,674
Shares issued in reinvestment of distributions	679,659	10,004,600	58,116	984,479
Shares issued in the reorganization(a)	1,191,455	18,579,616	—	—
Shares redeemed	(5,091,175)	(79,480,738)	(4,971,457)	(85,594,298)

Net increase	3,967,152	$61,242,355	16,800,372	$285,712,855

Investor A
Shares sold and automatic conversion of shares	7,413,242	$114,556,452	11,970,282	$202,841,111
Shares issued in reinvestment of distributions	506,134	7,379,502	94,736	1,589,682
Shares issued in the reorganization(a)	3,961,430	61,055,996	—	—
Shares redeemed	(4,512,726)	(69,568,154)	(4,254,197)	(72,565,782)

Net increase	7,368,080	$113,423,796	7,810,821	$131,865,011

Investor C
Shares sold	104,380	$1,581,801	248,228	$4,114,167
Shares issued in reinvestment of distributions	6,077	86,360	—	—
Shares redeemed and automatic conversion of shares	(932,769)	(14,025,339)	(362,134)	(5,929,229)

Net decrease	(822,312)	$(12,357,178)	(113,906)	$(1,815,062)

			Period 01/25/18(b) to 09/30/18
			Shares	Amount

Class K
Shares sold	2,442,351	$39,126,033	517,949	$8,863,657
Shares issued in reinvestment of dividends	14,952	220,087	—	—
Shares redeemed	(227,253)	(3,579,204)	(36,438)	(619,146)

Net increase	2,230,050	$35,766,916	481,511	$8,244,511

(a) See Note 1 regarding the reorganization.
(b) Commencement of operations.

N O T E S T O F I N A N C I A L S	91

Notes to Financial Statements  (continued)

	Year Ended 09/30/19		Year Ended 09/30/18
Advantage International (concluded)	Shares	Amount	Shares	Amount

Class R
Shares sold	74,667	$1,148,306	143,859	$2,462,428
Shares issued in reinvestment of distributions	8,775	128,026	756	12,673
Shares redeemed	(206,197)	(3,219,311)	(149,092)	(2,538,056)

Net decrease	(122,755)	$(1,942,979)	(4,477)	$(62,955)

Total Net Increase	12,620,215	$196,132,910	24,974,321	$423,944,360

Health Sciences Opportunities
Institutional
Shares sold	16,325,905	$988,684,149	11,918,367	$711,236,281
Shares issued in reinvestment of distributions	3,378,060	203,122,898	1,337,950	74,323,151
Shares redeemed	(12,922,800)	(782,762,821)	(7,984,764)	(471,723,765)

Net increase	6,781,165	$409,044,226	5,271,553	$313,835,667

Service
Shares sold	139,988	$8,089,568	145,941	$8,360,730
Shares issued in reinvestment of distributions	46,803	2,689,300	20,096	1,070,319
Shares redeemed	(202,720)	(11,765,167)	(163,770)	(9,304,528)

Net increase (decrease)	(15,929)	$(986,299)	2,267	$126,521

Investor A
Shares issued from conversion(a)	—	$—	7,968	$429,820
Shares sold and automatic conversion of shares	9,513,222	559,253,517	6,345,563	359,734,103
Shares issued in reinvestment of distributions	3,500,360	200,325,664	1,623,710	86,170,352
Shares redeemed	(11,451,134)	(662,324,377)	(12,563,126)	(706,383,107)

Net increase (decrease)	1,562,448	$97,254,804	(4,585,885)	$(260,048,832)

Investor B
Shares sold	—	$—	—	$21
Shares issued in reinvestment of distributions	—	—	373	17,889
Shares converted(a)	—	—	(8,853)	(429,820)
Shares redeemed and automatic conversion of shares	—	—	(982)	(47,499)

Net decrease	—	—	(9,462)	$(459,409)

Investor C
Shares sold	1,894,248	$95,470,146	1,671,213	$83,685,017
Shares issued in reinvestment of distributions	1,265,770	63,261,217	761,167	35,630,818
Shares redeemed	(6,451,239)	(335,742,806)	(4,117,440)	(204,113,940)

Net decrease	(3,291,221)	$(177,011,443)	(1,685,060)	$(84,798,105)

Class K
Shares sold	1,230,466	$74,794,211	1,325,764	$78,759,852
Shares issued in reinvestment of distributions	162,449	9,774,577	36,690	2,038,840
Shares redeemed	(530,603)	(31,999,450)	(282,817)	(16,677,932)

Net increase	862,312	$52,569,338	1,079,637	$64,120,760

Class R
Shares sold	726,290	$41,078,199	787,551	$43,688,911
Shares issued in reinvestment of distributions	304,568	17,058,868	133,790	6,962,458
Shares redeemed	(917,169)	(51,650,482)	(787,707)	(43,393,227)

Net increase	113,689	$6,486,585	133,634	$7,258,142

Total Net Increase	6,012,464	$387,357,211	206,684	$40,034,744

(a)	On December 27, 2017, Investor B Shares converted into Investor A Shares.

92	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 09/30/19		Year Ended 09/30/18
High Equity Income	Shares	Amount	Shares	Amount

Institutional
Shares sold	1,620,135	$41,789,821	1,795,530	$49,454,889
Shares issued in reinvestment of distributions	551,850	14,113,022	534,018	14,591,812
Shares redeemed	(5,297,435)	(138,484,099)	(10,417,182)	(287,023,270)

Net decrease	(3,125,450)	$(82,581,256)	(8,087,634)	$(222,976,569)

Service
Shares sold	53,252	$1,231,694	22,811	$571,015
Shares issued in reinvestment of distributions	40,695	937,357	29,405	729,748
Shares redeemed	(157,690)	(3,664,934)	(296,460)	(7,447,946)

Net decrease	(63,743)	$(1,495,883)	(244,244)	$(6,147,183)

Investor A
Shares sold and automatic conversion of shares	2,710,471	$60,252,847	1,003,085	$23,776,514
Shares issued in reinvestment of distributions	879,629	19,031,831	476,822	11,184,532
Shares redeemed	(2,874,581)	(62,930,089)	(4,443,882)	(105,249,999)

Net increase (decrease)	715,519	$16,354,589	(2,963,975)	$(70,288,953)

Investor B
Shares sold	—	$—	—	$40
Shares issued in reinvestment of distributions	—	—	243	3,922
Shares redeemed and automatic conversion of shares	—	—	(11,237)	(181,858)

Net decrease	—	$—	(10,994)	$(177,896)

Investor C
Shares sold	481,593	$6,896,158	895,301	$14,543,893
Shares issued in reinvestment of distributions	541,742	7,642,459	407,989	6,484,420
Shares redeemed	(4,273,236)	(62,531,798)	(3,179,671)	(51,215,444)

Net decrease	(3,249,901)	$(47,993,181)	(1,876,381)	$(30,187,131)

Total Net Decrease	(5,723,575)	$(115,715,731)	(13,183,228)	$(329,777,732)

N O T E S T O F I N A N C I A L S	93

Notes to Financial Statements  (continued)

	Year Ended 09/30/19		Year Ended 09/30/18
International Dividend	Shares	Amount	Shares	Amount

Institutional
Shares sold	664,263	$18,644,829	1,012,358	$30,836,121
Shares issued in reinvestment of distributions	165,910	4,496,962	200,664	6,064,305
Shares redeemed	(1,423,038)	(39,171,088)	(4,017,740)	(121,958,241)

Net decrease	(592,865)	$(16,029,297)	(2,804,718)	$(85,057,815)

Service
Shares sold	9,711	$257,339	16,160	$465,478
Shares issued in reinvestment of distributions	7,635	195,594	8,638	247,644
Shares redeemed	(59,704)	(1,556,385)	(104,612)	(3,011,003)

Net decrease	(42,358)	$(1,103,452)	(79,814)	$(2,297,881)

Investor A
Shares issued from conversion(a)	889,911	$23,000,163	477	$13,819
Shares sold and automatic conversion of shares	—	—	673,834	19,033,336
Shares issued in reinvestment of distributions	285,028	7,196,565	264,520	7,462,762
Shares redeemed	(1,638,441)	(42,437,755)	(6,881,762)	(198,379,510)

Net decrease	(463,502)	$(12,241,027)	(5,942,931)	$(171,869,593)

Investor B
Shares issued in reinvestment of distributions	—	$—	3	$86
Shares converted	—	—	513	13,819
Shares redeemed and automatic conversion of shares	—	—	(4)	(114)

Net decrease	—	$—	(514)	$(13,847)

Investor C
Shares sold	45,047	$998,328	79,923	$1,999,619
Shares issued in reinvestment of distributions	56,149	1,232,770	68,497	1,702,995
Shares redeemed	(978,393)	(22,187,137)	(722,537)	(17,945,511)

Net decrease	(877,197)	$(19,956,039)	(574,117)	$(14,242,897)

			Period 01/25/18(b) to 09/30/18
			Shares	Amount

Class K
Shares sold	40,090	$1,112,479	143,149	$4,187,215
Shares issued in reinvestment of dividends	6,665	181,244	2,263	66,602
Shares redeemed	(38,053)	(1,065,702)	(19,971)	(582,522)

Net increase	8,702	$228,021	125,441	$3,671,295

Total Net Decrease	(1,967,220)	$(49,101,794)	(9,276,653)	$(269,810,738)

(a)	On December 27, 2017, Investor B Shares converted into Investor A Shares.
(b)	Commencement of operations.

94	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 09/30/19		Year Ended 09/30/18
Technology Opportunities	Shares	Amount	Shares	Amount

Institutional
Shares sold	24,052,716	$739,645,950	15,923,563	$461,931,385
Shares issued in reinvestment of dividends	207,296	5,657,118	545,934	13,484,546
Shares redeemed	(10,959,717)	(333,674,502)	(3,865,247)	(107,720,522)

Net increase	13,300,295	$411,628,566	12,604,250	$367,695,409

Service
Shares sold	429,103	$12,520,533	618,439	$16,915,568
Shares issued in reinvestment of dividends	6,056	156,799	23,275	546,735
Shares redeemed	(276,902)	(8,156,518)	(396,769)	(10,781,482)

Net increase	158,257	$4,520,814	244,945	$6,680,821

Investor A
Shares sold and automatic conversion of shares	8,881,029	$253,971,288	15,906,609	$426,575,621
Shares issued in reinvestment of dividends	238,235	6,034,551	982,028	22,586,415
Shares redeemed	(8,097,325)	(223,707,727)	(6,998,503)	(186,358,004)

Net increase	1,021,939	$36,298,112	9,890,134	$262,804,032

Investor C
Shares sold	1,884,110	$45,401,724	2,518,167	$57,703,941
Shares issued in reinvestment of dividends	75,643	1,622,352	356,227	7,003,420
Shares redeemed and automatic conversion of shares	(1,650,779)	(38,974,671)	(901,615)	(20,221,986)

Net increase	308,974	$8,049,405	1,972,779	$44,485,375

Class R
Shares sold	347,493	$9,898,454	226,410	$6,235,474
Shares reinvestments	5,613	143,693	30,234	704,461
Shares redeemed	(190,325)	(5,407,885)	(203,414)	(5,390,717)

Net increase	162,781	$4,634,262	53,230	$1,549,218

Total Net Increase	14,952,246	$465,131,159	24,765,338	$683,214,855

As of September 30, 2019, 10,911 Class K Shares of the Advantage International and 6,295 Class K Shares of the International Dividend were owned by BlackRock Financial Management, Inc., an affiliate of each Fund.

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statement of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

N O T E S T O F I N A N C I A L S	95

Notes to Financial Statements  (continued)

Distributions for the year ended September 30, 2018 were classified as follows:

	Share Class	Net Investment Income	Net Realized Gain

Advantage International	Institutional	$ 1,075,242	$—
	Investor A	1,762,109	—
	Investor C	—	—
	Class K	—	—
	Class R	12,673	—
Health Sciences Opportunities	Institutional	904,012	77,926,323
	Service	—	1,102,369
	Investor A	—	87,981,985
	Investor B	—	17,920
	Investor C	—	36,350,049
	Class K	96,082	1,951,240
	Class R	—	6,964,866
High Equity Income	Institutional	12,903,654	2,658,320
	Service	598,519	132,009
	Investor A	9,648,297	2,070,577
	Investor B	2,242	1,680
	Investor C	5,338,390	1,425,187
International Dividend	Institutional	4,504,523	2,161,818
	Service	163,674	89,597
	Investor A	5,018,054	2,747,825
	Investor B	—	86
	Investor C	968,479	808,533
	Class K	68,313	—
Technology Opportunities	Institutional	—	14,848,785
	Service	—	551,498
	Investor A	—	24,075,269
	Investor C	—	7,119,306
	Class R	—	717,053

Undistributed (distributions in excess of) net investment income (loss) as of September 30, 2018 were as follows:

Undistributed (Distributions in Excess of) Net Investment Income

Advantage International	$16,692,551
Health Sciences Opportunities	4,326,871
High Equity Income	6,526,440
International Dividend	809,032
Technology Opportunities	(5,369,192)

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

On November 13, 2019, the Board approved a change in the fiscal year-end (“FYE”) of Advantage International, High Equity Income and International Dividend, effective as of May 31, 2020, as follows:

	Current FYE	Approved FYE

Advantage International	September 30	May 31
High Equity Income	September 30	May 31
International Dividend	September 30	May 31

96	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRockAdvantage International Fund, BlackRock Health Sciences Opportunities Portfolio, BlackRock High Equity Income Fund, BlackRock International Dividend Fund and BlackRock Technology Opportunities Fund, and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRockAdvantage International Fund, BlackRock Health Sciences Opportunities Portfolio, BlackRock High Equity Income Fund, BlackRock International Dividend Fund, and BlackRock Technology Opportunities Fund of BlackRock FundsSM (the “Funds”), including the schedules of investments, as of September 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 20, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	97

Important Tax Information (Unaudited)

During the fiscal year ended September 30, 2019, the following information is provided with respect to the ordinary distributions paid by the Funds:

	Payable Date	BlackRock Advantage International Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock High Equity Income Fund	BlackRock International Dividend Fund		BlackRock Technology Opportunities Fund

Qualified Dividend Income for Individuals(a)	10/12/18	—%	—%	45.00%	100.00	%(b)	—%
	12/07/18	100.00(b)	100.00	52.16	100.00	(b)	—
	04/12/19	—	—	62.51	100.00	(b)	—
	07/20/19	—	—	62.51	100.00	(b)	—
Dividends Qualifying for the Dividends Received Deduction for Corporations(a)	Quarterly	—	100.00	42.30	4.06		—
Foreign Source Income(a)(b)	Quarterly	92.94	—	—	95.69		—
Foreign Taxes Paid Per Share(c)	10/12/18	$ —	$ —	$ —	$0.011800		$ —
	12/07/18	0.049279	—	—	0.002330		—
	04/12/19	—	—	—	0.024807		—
	07/20/19	—	—	—	0.034237		—
Qualified Short-Term Capital Gains for Non-U.S. Residents(d)	12/07/18	—%	73.16%	34.49%	—%		—%
20% Long-Term Capital Gains Paid Per Share	12/07/18	$ —	$4.146713	$0.910277	$0.846937		$0.296881

(a)	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.
(b)	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.
(c)

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

(d)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

98	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 17, 2019 (the “April Meeting”) and May 14-15, 2019 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Advantage International Fund (“Advantage International Fund”), BlackRock Health Sciences Opportunities Portfolio (“Health Sciences Opportunities Portfolio”), BlackRock High Equity Income Fund (“High Equity Income Fund”), BlackRock International Dividend Fund (“International Dividend Fund”) and BlackRock Technology Opportunities Fund (“Technology Opportunities Fund,” and together with Advantage International Fund, Health Sciences Opportunities Portfolio, High Equity Income Fund and International Dividend Fund, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to International Dividend Fund (the “Sub-Advisory Agreement”). The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or under-performance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and the Trust’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T	99

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, with respect to each Fund, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the Technology Opportunities Fund ranked in the first quartile against its Performance Peers.

The Board noted that for each of the one-, three- and five-year periods reported, the Health Sciences Opportunities Portfolio ranked in the first quartile against its Performance Peers.

The Board noted that for the one-, three- and five-year periods reported, the High Equity Income Fund ranked in the second, fourth and third quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance during the applicable periods. The Board noted that, among other things, effective June 12, 2017, the Fund had undergone changes in its investment objective, investment strategy and portfolio management team, and in connection with such changes, the Fund changed its name from BlackRock U.S. Opportunities Portfolio to BlackRock High Equity Income Fund. The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as performance attribution, the Fund’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

100	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

The Board noted that for the one-, three- and five-year periods reported, the Advantage International Fund ranked in the third, third and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, the International Dividend Fund ranked in the third, fourth and fourth quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance during the applicable periods. The Board noted that, among other things, effective June 12, 2017, the Fund had undergone changes in its investment objective, investment strategy and portfolio management team, and in connection with such changes, the Fund changed its name from BlackRock International Opportunities Portfolio to BlackRock International Dividend Fund. The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as performance attribution, the Fund’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing each Fund, to each respective Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Advantage International Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board also noted that BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on May 24, 2019. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on May 24, 2019.

The Board noted that the International Dividend Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total operating expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Technology Opportunities Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. In addition, the Board noted that BlackRock and the Board agreed to a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on March 15, 2018. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The Board also noted that BlackRock and the Board agreed to a lower contractual expense cap on a class-by-class basis. This contractual expense cap reduction was implemented on March 15, 2018.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T	101

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

The Board noted that the Health Sciences Opportunities Portfolio’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints.

The Board noted that the High Equity Income Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Funds benefit from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2020, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to International Dividend Fund for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

102	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustees and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	37 RICs consisting of 179 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	37 RICs consisting of 179 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	37 RICs consisting of 179 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	37 RICs consisting of 179 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	37 RICs consisting of 179 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	37 RICs consisting of 179 Portfolios	None
Robert M. Hernandez 1944	Trustee (Since 2019)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	37 RICs consisting of 179 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company

T R U S T E E S A N D O F F I C E R I N F O R M AT I O N	103

Trustees and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	37 RICs consisting of 179 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	37 RICs consisting of 179 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	37 RICs consisting of 179 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	37 RICs consisting of 179 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	37 RICs consisting of 179 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	37 RICs consisting of 179 Portfolios	None

104	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustees and Officer Information  (continued)

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 289 Portfolios	None
John M. Perlowski(e) 1964	Trustee (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 290 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)  Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

T R U S T E E S A N D O F F I C E R I N F O R M AT I O N	105

Trustees and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 19, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Trust.

Effective September 19, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Trust.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser(a)

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

(a)	BlackRock International Dividend Fund

106	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at .

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	107

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

108	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency

CHF	Swiss Frank

EUR	Euro

GBP	British Pound

USD	U.S. Dollar

Portfolio Abbreviations

ADR	American Depositary Receipts

CDI	CREST Depository Interest

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	109

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Eq-Opps-9/19-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Robert M. Hernandez

Henry R. Keizer

Kenneth L. Urish

Claire A. Walton

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage International Fund	$33,150	$33,150	$0	$38	$14,100	$16,200	$0	$0
BlackRock Advantage Large Cap Growth Fund	$18,972	$20,196	$0	$0	$15,200	$17,900	$0	$0
BlackRock Advantage Small Cap Growth Fund	$29,682	$29,682	$0	$0	$15,200	$17,900	$0	$0
BlackRock All-Cap Energy & Resources Portfolio	$18,462	$19,686	$0	$0	$15,200	$15,200	$0	$0
BlackRock Energy & Resources Portfolio	$25,092	$26,316	$0	$0	$15,200	$15,200	$0	$0
BlackRock Health Sciences Opportunities Portfolio	$38,658	$39,882	$0	$0	$15,200	$15,500	$0	$0
BlackRock High Equity Income Fund	$22,134	$23,358	$0	$0	$15,200	$16,100	$0	$0
BlackRock International Dividend Fund	$25,296	$26,520	$0	$0	$16,200	$16,500	$0	$0
BlackRock Mid-Cap Growth Equity Portfolio	$18,768	$19,992	$0	$0	$15,200	$15,500	$0	$0
BlackRock Technology Opportunities Portfolio	$36,720	$36,720	$0	$0	$15,200	$15,500	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage International Fund	$14,100	$16,238
BlackRock Advantage Large Cap Growth Fund	$15,200	$17,900
BlackRock Advantage Small Cap Growth Fund	$15,200	$17,900
BlackRock All-Cap Energy & Resources Portfolio	$15,200	$15,200
BlackRock Energy & Resources Portfolio	$15,200	$15,200
BlackRock Health Sciences Opportunities Portfolio	$15,200	$15,500
BlackRock High Equity Income Fund	$15,200	$16,100
BlackRock International Dividend Fund	$16,200	$16,500
BlackRock Mid-Cap Growth Equity Portfolio	$15,200	$15,500
BlackRock Technology Opportunities Portfolio	$15,200	$15,500

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: December 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: December 3, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: December 3, 2019